                                                                  EXHIBIT 4.1

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                      WACHOVIA MORTGAGE LOAN TRUST, LLC,

                                as Depositor,

                                     [ ],

                                 as Servicer,

                                     and

                                     [ ],

                                  as Trustee

                       POOLING AND SERVICING AGREEMENT

                             Dated, [ ] [ ], 200

                           _______________________

                      Mortgage Pass-Through Certificates

                                 Series 200 -

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                               TABLE OF CONTENTS

ARTICLE II     CONVEYANCE OF MORTGAGE LOANS ORIGINAL ISSUANCE OF

      Section 2.03.  Representations, Warranties and Covenants of the
                     Servicer...............................................30
      Section 2.04.  Representations and Warranties of the Depositor as

      Section 3.02.  Subservicing; Enforcement of the Obligations of

      Section 3.05.  Maintenance of Primary Mortgage Insurance Policy;
                     Claims.................................................42
      Section 3.06.  Rights of the Depositor and the Trustee in Respect
                     of the Servicer........................................43
      Section 3.07.  Trustee to Act as Servicer.............................43
      Section 3.08.  Collection of Mortgage Loan Payments; Servicer
                     Custodial Account; Certificate Account; and
                     Upper-Tier Certificate Account.........................44
      Section 3.09.  Collection of Taxes, Assessments and Similar
                     Items; Escrow Accounts.................................47
      Section 3.10.  Access to Certain Documentation and Information
                     Regarding the Mortgage Loans...........................48
      Section 3.11.  Permitted Withdrawals from the Servicer Custodial
                     Account; Certificate Account and Upper-Tier
                     Certificate Account....................................48
      Section 3.12.  Maintenance of Hazard Insurance........................50
      Section 3.13.  Enforcement of Due-On-Sale Clauses; Assumption
                     Agreements.............................................51
      Section 3.14.  Realization Upon Defaulted Mortgage Loans; REO
                     Property...............................................52
      Section 3.15.  Trustee to Cooperate; Release of Mortgage Files........55
      Section 3.16.  Documents, Records and Funds in Possession of the

                                       -i-

ARTICLE V      PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;  REMIC

      Section 5.07.  Rights of the Tax Matters Person in Respect of the

      Section 6.02.  Registration of Transfer and Exchange of

      Section 7.01.  Respective Liabilities of the Depositor and the
                     Servicer...............................................77
      Section 7.02.  Merger or Consolidation of the Depositor or the
                     Servicer...............................................77
      Section 7.03.  Limitation on Liability of the Depositor, the
                     Servicer and Others....................................78
      Section 7.04.  Depositor and Servicer Not to Resign...................78

                                       -ii-

      Section 8.03.  Directions by Certificateholders and Duties of
                     Trustee During Event of Default........................80
      Section 8.04.  Action upon Certain Failures of the Servicer and

      Section 9.03.  Trustee Not Liable for Certificates or Mortgage

      Section 9.15.  Trustee May Enforce Claims Without Possession of
                     Certificates...........................................91
      Section 9.16.  Suits for Enforcement..................................91
      Section 9.17.  Waiver of Bond Requirement.............................91
      Section 9.18.  Waiver of Inventory, Accounting and Appraisal
                     Requirement............................................91

ARTICLE X      TERMINATION..................................................92

      Section 10.01. Termination upon Purchase by the Depositor or

      Section 11.02. Additional Representations and Warranties of the

                                       -iii-

                               TABLE OF CONTENTS
                                   (Cont'd)

EXHIBITS

Exhibit A-1       Form of Class A-1 Certificate
Exhibit A-2       Form of 1-A-R Certificate
Exhibit B         Form of Class B-1, B-2 and B-3 Certificate
Exhibit C         Form of Class B-4, B-5 and B-6 Certificate
Exhibit D         Mortgage Loan Schedule
Exhibit E         Request for Release of Documents
Exhibit F         Form of Certification of Establishment of Account
Exhibit G-1       Form of Transferor's Certificate
Exhibit G-2A      Form 1 of Transferee's Certificate
Exhibit G-2B      Form 2 of Transferee's Certificate
Exhibit H         Form of Transferee Representation Letter for ERISA
                  Restricted Certificates
Exhibit I-1       Form of Affidavit Regarding Transfer of Residual
                  Certificates
Exhibit I-2       Form of Transferor Certificate Regarding Transfer of
                  Residual Certificates
Exhibit J         Form of Lost Note Affidavit
Exhibit K         Form of Custodial Agreement
Exhibit L         Form of Initial Certification
Exhibit M         Form of Final Certification
Exhibit N         Form of 10-K Certification
Exhibit O         Servicing Criteria

                                       -iv-

                       POOLING AND SERVICING AGREEMENT

            THIS   POOLING   AND   SERVICING   AGREEMENT,   dated  [  ]  [  ],
200 is hereby  executed by and among  WACHOVIA  MORTGAGE  LOAN TRUST,  LLC, as
depositor   (together  with  its  permitted   successors   and  assigns,   the
"Depositor"),    [   ],   as   servicer    (together    with   its   permitted
successors   and   assigns,   the   "Servicer"),   and   [   ],   as   trustee
(together with its permitted successors and assigns, the "Trustee").

                        W I T N E S S E T H  T H A T:

            In consideration of the mutual agreements  herein  contained,  the
Depositor, the Servicer and the Trustee agree as follows:

                            PRELIMINARY STATEMENT

            In exchange for the  Certificates,  the Depositor  hereby  conveys the Trust  Estate to the  Trustee to create the  Trust.  The Trust  Estate for federal  income  tax  purposes  will be treated as two  separate  real  estate mortgage  investment  conduits (the  "Upper-Tier  REMIC" and the  "Lower-Tier
REMIC,"  respectively,  and each, a "REMIC").  The Class A Certificates (other than the Class A-R and Class A-LR  Certificates)  and the Class B Certificates
are  referred  to  collectively  as  the  "Regular   Certificates"  and  shall
constitute  "regular  interests" in the Upper-Tier  REMIC. The  Uncertificated
Lower-Tier   Interests  shall  constitute  the  "regular   interests"  in  the
Lower-Tier REMIC. The Class A-R Certificate  shall be the "residual  interest"
in the Upper-Tier REMIC and the Class A-LR Certificate  shall be the "residual interest"  in the  Lower-Tier  REMIC.  The  Certificates  will  represent  the entire  beneficial  ownership  interest  in the Trust.  The  "latest  possible maturity  date" for  federal  income tax  purposes  of all  interests  created hereby will be the REMIC Certificate Maturity Date.

            The   following   table   sets   forth   characteristics   of  the
Certificates,  together with the minimum  denominations and integral multiples in excess  thereof in which the  Classes  of  Certificates  shall be  issuable
(except that one  Certificate of each Class of  Certificates  may be issued in any amount in excess of the minimum denomination):

                                       -1-

=================================================================================
                  Initial Class                                     Integral
                   Certificate                                      Multiples
                   Balance or     Pass-Through       Minimum        In Excess
    Classes      Notional Amount      Rate        Denomination     Of Minimum
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Class A-1            $                  %        $               $
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Class A-2            $                  %        $               $
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Class A-3            $                  %        $               $
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Class A-4            $           (1)             $               $
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Class A-5            $           (2)             $               $
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Class A-6            $                  %        $               $
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Class A-PO           $           (4)             $               $
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Class A-WIO          $           (3)             $               $
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Class A-R            $                  %        $               $
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Class A-LR           $                  %        $               $
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Class B-1            $                  %        $               $
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Class B-2            $                  %        $               $
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Class B-3            $                  %        $               $
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Class B-4            $                  %        $               $
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Class B-5            $                  %        $               $
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Class B-6            $                  %        $               $
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_______________

(1)   During the initial Interest Accrual Period,  interest will accrue on the
Class  A-4  Certificates  at a  rate  of % per  annum.  During  each  Interest
Accrual Period thereafter,  interest will accrue on the Class A-4 Certificates at a per annum rate equal to (i) % plus (ii) LIBOR,  subject to a minimum rate of % and a maximum rate of %.

(2)   During the initial Interest Accrual Period,  interest will accrue on the
Class  A-5  Certificates  at a  rate  of % per  annum.  During  each  Interest
Accrual Period thereafter,  interest will accrue on the Class A-5 Certificates at a per annum rate  equal to (i) %  minus  (ii)  LIBOR,  subject to a minimum rate of % and a maximum rate of %.

(3)   Interest  will  accrue  on the  Class  A-WIO  Notional  Amount as of any
Distribution  Date at a per annum  rate equal to (i) the  weighted  average of the Net Mortgage  Interest  Rates of the Premium  Mortgage Loans (based on the
Stated Principal  Balance of the Premium Mortgage Loans on the Due Date in the
month preceding the month of such Distribution Date minus (ii) %.

(4)   Class A-PO  Certificates  will be Principal Only  Certificates  and will not bear interest.

                                       -2-

                                  ARTICLE I

                                 DEFINITIONS

Section 1.01.     Defined  Terms.   Whenever  used  in  this  Agreement,   the
following  words and phrases,  unless the context  otherwise  requires,  shall have the meanings specified in this Article:

            1933 Act:  The Securities Act of 1933, as amended.

            1934 Act:  The Securities Exchange Act of 1934, as amended.

            Accrued Certificate  Interest:  For any Distribution Date and each interest-bearing  Class,  one  month's  interest  accrued  during the  related
Interest Accrual Period at the applicable  Pass-Through Rate on the applicable
Class Certificate Balance or Notional Amount, as applicable.

            Adjusted Pool Amount:  With respect to any Distribution  Date, the
Cut-Off Date Pool  Principal  Balance of the  Mortgage  Loans minus the sum of
(i) all amounts in respect of  principal  received in respect of the  Mortgage
Loans (including,  without  limitation,  amounts received as Monthly Payments,
Periodic   Advances,   Principal   Prepayments,   Liquidation   Proceeds   and
Substitution  Adjustment  Amounts) and  distributed to Holders of Certificates on such  Distribution  Date  and all  prior  Distribution  Dates  and (ii) the principal portion of all Realized Losses (other than Debt Service  Reductions)
incurred on the  Mortgage  Loans from the Cut-Off  Date through the end of the month preceding such Distribution Date.

            Adjusted   Pool  Amount  (PO   Portion):   With   respect  to  any
Distribution  Date,  the  sum of the  amounts,  calculated  as  follows,  with respect  to  all  Outstanding  Mortgage  Loans:  the  product  of  (i)  the PO
Percentage  for each  such  Mortgage  Loan and (ii) the  remainder  of (A) the
Cut-Off Date Principal  Balance of such Mortgage Loan minus (B) the sum of (x)
all amounts in respect of principal  received in respect of such Mortgage Loan
(including,   without  limitation,   amounts  received  as  Monthly  Payments,
Periodic   Advances,   Principal   Prepayments,   Liquidation   Proceeds   and
Substitution   Adjustment   Amounts)  and   distributed   to  Holders  of  the
Certificates on such  Distribution Date and all prior  Distribution  Dates and
(y) the  principal  portion of any  Realized  Loss (other than a Debt  Service
Reduction)  incurred on such  Mortgage  Loan from the Cut-Off Date through the end of the month preceding such Distribution Date.

            Advance:  A Periodic Advance or a Servicing Advance.

            Agreement:  This Pooling and  Servicing  Agreement  together  with all amendments hereof and supplements hereto.

            Amount  Held  for  Future  Distribution:  As to  any  Distribution
Date, the total of the amounts held in the Servicer  Custodial  Account at the close of  business  on the  preceding  Determination  Date on  account  of (i)
Principal  Prepayments and Liquidation  Proceeds received or made in the month of such  Distribution  Date and  (ii)  payments  which  represent  receipt  of
Monthly  Payments  in  respect  of a Due Date or Due Dates  subsequent  to the related Due Date.

                                       -3-

            Appraised Value:  With respect to any Mortgaged  Property,  either
(i) the lesser of (a) the appraised value determined in an appraisal  obtained by the  originator  at  origination  of such  Mortgage  Loan and (b) the sales price  for such  property,  except  that,  in the case of  Mortgage  Loans the proceeds  of which were used to  refinance  an  existing  mortgage  loan,  the
Appraised  Value of the  related  Mortgaged  Property is the  appraised  value thereof  determined in an appraisal  obtained at the time of  refinancing,  or
(ii) the appraised  value  determined in an appraisal made at the request of a
Mortgagor  subsequent to  origination  in order to eliminate  the  Mortgagor's obligation to keep a Primary Insurance Policy in force.

            Assignment   of  Mortgage:   An   individual   assignment  of  the
Mortgage,  notice of transfer or equivalent  instrument  in  recordable  form, sufficient  under the laws of the jurisdiction  wherein the related  Mortgaged
Property is located to give record notice of the sale of the Mortgage.

            Authenticating Agents:  As defined in Section 9.10.

            Book-Entry  Certificate:  All Classes of  Certificates  other than the Physical Certificates.

            Business  Day:  Any day other than (i) a  Saturday  or a Sunday or
(ii) a day on which banking  institutions in the State of North Carolina,  the
State of New York,  the state in which the  servicing  offices of the Servicer is located or the state in which the  Corporate  Trust  Office is located  are required or authorized by law or executive order to be closed.

            Certificate:   Any  of  the  Wachovia  Mortgage  Loan  Trust,  LLC
Mortgage Pass-Through  Certificates,  Series 200  -   that are issued pursuant
to this Agreement.

            Certificate  Account:  The separate  Eligible  Account created and maintained  by the  Trustee  pursuant  to  Section  3.08(c) in the name of the
Trustee for the benefit of the  Certificateholders  and designated  "     , in
trust for  registered  holders of Wachovia  Mortgage Loan Trust,  LLC Mortgage
Pass-Through   Certificates,   Series  200  -  ."  Funds  in  the  Certificate
Account  shall be held in trust  for the  Certificateholders  for the uses and purposes set forth in this Agreement.

            Certificate  Balance:  With  respect  to  any  Certificate  at any date,  the maximum  dollar amount of principal to which the Holder  thereof is then  entitled  hereunder,  such  amount  being  equal to the  product  of the
Percentage  Interest of such Certificate and the Class Certificate  Balance of the Class of Certificates of which such Certificate is a part.

            Certificate  Custodian:  Initially,       ;  thereafter  any other
Certificate  Custodian  acceptable  to  the  Depository  and  selected  by the
Trustee.

            Certificate Owner: With respect to a Book-Entry  Certificate,  the
Person who is the beneficial owner of a Book-Entry  Certificate.  With respect to any Definitive Certificate, the Certificateholder of such Certificate.

            Certificate   Register:   The  register   maintained  pursuant  to
Section 6.02.

                                       -4-

            Certificate   Registrar:   The  registrar  appointed  pursuant  to
Section 6.02.

            Certificateholder:  The  Person  in whose  name a  Certificate  is registered in the Certificate  Register,  except that,  solely for the purpose of giving any consent pursuant to this Agreement,  any Certificate  registered in the name of the Depositor,  the Servicer or any affiliate  thereof shall be deemed not to be  outstanding  and the  Percentage  Interest and Voting Rights evidenced  thereby shall not be taken into account in determining  whether the requisite  amount of Percentage  Interests or Voting  Rights,  as the case may be,  necessary  to effect any such  consent  has been  obtained,  unless  such entity is the registered owner of the entire Class of  Certificates,  provided that the Trustee shall not be responsible  for knowing that any Certificate is registered  in the name of such an  affiliate  unless  one of its  Responsible
Officers has actual knowledge.

            Class:  As to the  Certificates,  the Class A-1,  Class A-2, Class
A-3,  Class A-4, Class A-5,  Class A-6,  Class A-PO,  Class A-WIO,  Class A-R,
Class A-LR,  Class B-1,  Class B-2,  Class B-3, Class B-4, Class B-5 and Class
B-6 Certificates, as the case may be.

            Class A  Certificates:  The Class A-1, Class A-2, Class A-3, Class
A-4, Class A-5, Class A-6, Class A-PO,  Class A-WIO,  Class A-R and Class A-LR
Certificates.

            Class A-5 Notional  Amount:  As to any  Distribution  Date and the
Class  A-5  Certificates,  the  Class  Certificate  Balance  of the  Class A-4
Certificates.

            Class A-PO Deferred Amount:  As to any Distribution  Date prior to the Senior Credit Support  Depletion  Date, the aggregate of the applicable PO
Percentage   of  each  Realized  Loss  to  be  allocated  to  the  Class  A-PO
Certificates on such  Distribution  Date or previously  allocated to the Class
A-PO  Certificates  and  not  yet  paid  to  the  Holders  of the  Class  A-PO
Certificates   pursuant  to  Section  5.02(a)(iii)  and  the  amount  (without duplication)  of any reduction in the Class  Certificate  Balance of the Class
A-PO Certificates pursuant to Section 5.03(b).

            Class A-WIO Notional Amount:  As to any Distribution  Date and the
Class A-WIO  Certificates,  the  aggregate  Stated  Principal  Balances of the
Premium  Mortgage  Loans on the Due Date in the month  preceding  the month of such Distribution.

            Class B  Certificates:  The Class B-1, Class B-2, Class B-3, Class
B-4, Class B-5 and Class B-6 Certificates.

            Class Certificate  Balance:  With respect to any Class (other than the Class A-5 and Class  A-WIO  Certificates)  and any date of  determination, the Initial Class  Certificate  Balance of such Class minus the sum of (i) all distributions  of  principal  made with  respect  thereto,  (ii) all  Realized
Losses  allocated  thereto  pursuant to Section  5.03(a),  and (iii) all other reductions in Class Certificate Balance previously  allocated thereto pursuant
to  Section  5.03(b).   The  Class  A-5  and  Class  A-WIO   Certificates  are
Interest-Only Certificates and have no Class Certificate Balance.

            Class  Interest  Shortfall:  For any  Distribution  Date  and each interest-bearing  Class, the amount by which Accrued Certificate  Interest for such Class (as  reduced  pursuant  to Section  5.02(c))  exceeds the amount of interest  actually  distributed  on  such  Class  on  such  Distribution  Date pursuant to clause (i) of the definition of "Interest Distribution Amount."

                                       -5-

            Class Unpaid Interest  Shortfall:  As to any Distribution Date and
each interest-bearing  Class, the amount by which the aggregate Class Interest
Shortfalls  for such Class on prior  Distribution  Dates exceeds the amount of interest actually  distributed on such Class on such prior  Distribution Dates pursuant to clause (ii) of the definition of "Interest Distribution Amount."

            Closing Date:       , 200 .

            Code:  The Internal Revenue Code of 1986, as amended.

            Commission:  The United States Securities and Exchange Commission.

            Compensating Interest:  As defined in Section 3.17.

            Co-op  Shares:   Shares  issued  by  private   non-profit  housing
corporations.

            Corporate  Trust Office:  The  principal  office of the Trustee at which at any particular time its certificate  transfer services are conducted, which  office at the date of the  execution of this  instrument  is located at
     ,      ,      , Attention:       .

            Corresponding  Upper-Tier  Class or Classes:  As to the  following
Uncertificated  Lower-Tier  Interests,  the Corresponding  Upper-Tier Class or
Classes, as follows:

Uncertificated Lower-Tier Interest   Corresponding Upper-Tier Class or Classes
Class A-L1 Interest                  Class A-1 Certificates, Class A-2
                                     Certificates and Class A-6 Certificates
Class A-L3 Interest                  Class A-3 Certificates
Class A-L4 Interest                  Class A-4 Certificates and Class A-5
                                     Certificates
Class A-LPO Interest                 Class A-PO Certificates
Class A-LUR Interest                 Class A-R Certificate
Class A-LWIO Interest                Class A-WIO Certificates
Class B-L1 Interest                  Class B-1 Certificates
Class B-L2 Interest                  Class B-2 Certificates
Class B-L3 Interest                  Class B-3 Certificates
Class B-L4 Interest                  Class B-4 Certificates
Class B-L5 Interest                  Class B-5 Certificates
Class B-L6 Interest                  Class B-6 Certificates

                                       -6-

            Custodian:  Initially,  the Trustee, and thereafter the Custodian, if any,  hereafter  appointed  by the Trustee  pursuant to Section  9.12.  The
Custodian  may  (but  need  not) be the  Trustee  or any  Person  directly  or indirectly  controlling  or controlled by or under common control of either of them.  Neither the  Servicer  nor the  Depositor,  nor any Person  directly or indirectly  controlling or controlled by or under common control with any such
Person may be appointed Custodian.

            Customary  Servicing  Procedures:  With  respect to the  Servicer, procedures  (including  collection  procedures) that the Servicer  customarily employs and exercises in servicing and  administering  mortgage  loans for its own account  and which are in  accordance  with  accepted  mortgage  servicing practices of prudent  lending  institutions  servicing  mortgage  loans of the same type as the  Mortgage  Loans in the  jurisdictions  in which the  related
Mortgaged Properties are located.

            Cut-Off Date:       , 200  .

            Cut-Off  Date  Pool  Principal  Balance:   The  aggregate  of  the
Cut-Off Date Principal Balances of the Mortgage Loans which is $     .

            Cut-Off  Date  Principal  Balance:  As to any Mortgage  Loan,  the
unpaid  principal  balance  thereof as of the close of business on the Cut-Off
Date,  reduced  by all  installments  of  principal  due on or  prior  thereto whether or not paid.

            Debt  Service   Reduction:   As  to  any  Mortgage  Loan  and  any
Determination  Date, the excess of (i) the Monthly  Payment due on the related
Due Date  under the terms of such  Mortgage  Loan over (ii) the  amount of the monthly payment of principal and/or interest  required to be paid with respect to such Due  Date by the  Mortgagor  as  established  by a court of  competent jurisdiction  (pursuant to an order which has become final and  nonappealable)
as a result of a  proceeding  initiated  by or against the  related  Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.);  provided that no such excess shall be  considered  a Debt Service  Reduction so long as
(a) the  Servicer is pursuing an appeal of the court order  giving rise to any such  modification  and  (b)(1)  such  Mortgage  Loan is not in  default  with respect  to  payment  due  thereunder  in  accordance  with the  terms of such
Mortgage  Loan as in effect on the Cut-Off  Date or (2) Monthly  Payments  are being  advanced by the Servicer in accordance  with the terms of such Mortgage
Loan as in effect on the Cut-Off Date.

            Debt Service  Reduction  Mortgage  Loan:  Any  Mortgage  Loan that became the subject of a Debt Service Reduction.

            Defective  Mortgage  Loan:  Any Mortgage Loan which is required to be cured, repurchased or substituted for pursuant to Sections 2.02 or 2.04.

            Deficient   Valuation:   As  to  any   Mortgage   Loan   and   any
Determination Date, the excess of (i) the then outstanding  indebtedness under such Mortgage Loan over (ii) the secured  valuation  thereof  established by a court of competent  jurisdiction  (pursuant to an order which has become final and  nonappealable)  as a result of a  proceeding  initiated by or against the related  Mortgagor under the Bankruptcy Code, as amended from time to time (11
U.S.C.),  pursuant to which such Mortgagor  retained such Mortgaged  Property;
provided  that no such excess  shall be  considered  a Deficient  Valuation so long as (a) the  Servicer is pursuing an appeal of the court order giving rise to any such  modification and (b)(1) such Mortgage Loan is not in default with respect  to  payments  due  thereunder  in  accordance  with the terms of such
Mortgage  Loan as in effect on the Cut-Off  Date or (2) Monthly  Payments  are being  advanced by the Servicer in accordance  with the terms of such Mortgage
Loan as in effect on the Cut-Off Date.

                                       -7-

            Deficient  Valuation  Mortgage Loan: Any Mortgage Loan that became the subject of a Deficient Valuation.

            Definitive Certificates:  As defined in Section 6.02(c)(iii).

            Depositor:  Wachovia  Mortgage Loan Trust, LLC, a Delaware limited liability  company,  or its  successor in interest,  as depositor of the Trust
Estate.

            Depository:  The Depository  Trust  Company,  the nominee of which is Cede & Co., as the registered Holder of the Book-Entry  Certificates or any
successor   thereto   appointed  in  accordance  with  this   Agreement.   The
Depository  shall at all  times be a  "clearing  corporation"  as  defined  in
Section 8-102(3) of the Uniform Commercial Code of the State of New York.

            Depository   Participant:   A  broker,   dealer,   bank  or  other
financial  institution or other Person for whom from time to time a Depository effects  book-entry  transfers  and pledges of securities  deposited  with the
Depository.

            Determination  Date: As to any Distribution  Date, the 16th day of
the  month of the  related  Distribution  Date or,  if such  16th day is not a
Business Day, the Business Day immediately preceding such 16th day.

            Discount  Mortgage  Loan:  Any  Mortgage  Loan with a Net Mortgage
Interest Rate that is less than      % per annum.

            Distribution  Date: The   th day of each month  beginning in
200   (or, if such day is not a Business Day, the next Business Day).

            Due Date:  As to any  Distribution  Date and each  Mortgage  Loan, the first day in the calendar month of such Distribution Date.

            Eligible  Account:  Any of (i) an account or  accounts  maintained
with (a)      , or (b) a federal or state chartered depository  institution or trust company the short-term  unsecured debt  obligations of which (or, in the case of a  depository  institution  or  trust  company  that is the  principal subsidiary  of a  holding  company,  the  debt  obligations  of  such  holding company)  have the highest  short-term  ratings of each  Rating  Agency at the time any amounts are held on deposit  therein,  or (ii) an account or accounts in a  depository  institution  or trust  company  in which such  accounts  are insured by the FDIC (to the limits  established by the FDIC) and the uninsured deposits in which  accounts are  otherwise  secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency,  the
Certificateholders  have a claim with  respect to the funds in such account or a perfected first priority  security  interest  against any collateral  (which shall be  limited  to  Permitted  Investments)  securing  such  funds  that is superior to claims of any other  depositors  or  creditors  of the  depository institution or trust company in which such account is  maintained,  or (iii) a trust account or accounts  maintained  with the trust  department of a federal or state  chartered  depository  institution or trust  company,  acting in its fiduciary  capacity  or (iv)  any  other  account  acceptable  to each  Rating
Agency.  Eligible  Accounts may bear  interest  and may include,  if otherwise qualified under this definition, accounts maintained with the Trustee.

                                       -8-

            ERISA:  The Employee  Retirement  Income  Security Act of 1974, as
amended.

            ERISA  Restricted  Certificates:  Any Class  B-4,  Class  B-5,  or
Class B-6 Certificate.

            Escrow Account:  As defined in Section 3.09.

            Escrow  Payments:  The amounts  constituting  taxes,  assessments,
Primary  Insurance  Policy premiums,  fire and hazard  insurance  premiums and other  payments as may be required  to be escrowed by the  Mortgagor  with the mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

            Event of Default:  As defined in Section 8.01.

            Excess  Proceeds:  With respect to any  Liquidated  Mortgage Loan, the  amount,  if any,  by which the sum of any  Liquidation  Proceeds  of such
Mortgage  Loan  received in the  calendar  month in which such  Mortgage  Loan became a Liquidated  Mortgage Loan, net of any amounts  previously  reimbursed to the Servicer as  Nonrecoverable  Advance(s)  with respect to such  Mortgage
Loan  pursuant  to Section  3.11(a)(iii),  exceeds  (i) the  unpaid  principal balance of such  Liquidated  Mortgage  Loan as of the Due Date in the month in which such Mortgage  Loan became a Liquidated  Mortgage Loan plus (ii) accrued interest at the Mortgage  Interest Rate from the Due Date as to which interest was last paid or for which a Periodic  Advance  was made (and not  reimbursed)
up to the Due Date applicable to the Distribution  Date immediately  following the calendar month during which such liquidation occurred.

            FDIC:  The  Federal   Deposit   Insurance   Corporation,   or  any
successor thereto.

            FHLMC:  The  Federal  Home  Loan  Mortgage  Corporation,   or  any
successor thereto.

            Final  Distribution  Date:  The  Distribution  Date on  which  the final  distribution  in respect of the  Certificates  will be made pursuant to
Section 10.01.

            Financial  Market  Service:  Bloomberg  Financial  Service and any
other financial  information  provider  designated by the Depositor by written notice to the Trustee.

            FIRREA:   The   Financial   Institutions   Reform,   Recovery  and
Enforcement Act of 1989, as amended.

            [Fitch:  Fitch Ratings, and its successors in interest.]

            FNMA:  Fannie Mae, or any successor thereto.

                                       -9-

            Fractional Interest:  As defined in Section 5.02(d).

            Holder:  A Certificateholder.

            Independent:  When  used  with  respect  to any  specified  Person means such a Person who (i) is in fact  independent  of the  Depositor and the
Servicer,  (ii) does not have any direct  financial  interest or any  material indirect  financial  interest  in  the  Depositor  or  the  Servicer  or in an affiliate of either of them,  and (iii) is not connected with the Depositor or
the  Servicer  as  an  officer,  employee,  promoter,  underwriter,   trustee,
partner, director or person performing similar functions.

            Initial   Class   Certificate   Balance:   As  to  each  Class  of
Certificates  (other  than the Class A-5 and Class  A-WIO  Certificates),  the
Class Certificate  Balance set forth in the Preliminary  Statement.  The Class
A-5 and Class A-WIO  Certificates are  Interest-Only  Certificates and have no
Initial Class Certificate Balance.

            Initial  Notional  Amount:  As  to  each  Class  of  Interest-Only
Certificates, the Notional Amount set forth in the Preliminary Statement.

            Insurance  Policy:  With respect to any Mortgage  Loan included in the Trust  Estate,  any related  insurance  policy,  including  all riders and endorsements  thereto in effect,  including any replacement policy or policies for any Insurance Policies.

            Insurance  Proceeds:  Proceeds paid by an insurer  pursuant to any
Insurance  Policy,  in each  case  other  than  any  amount  included  in such
Insurance Proceeds in respect of Insured Expenses.

            Insured  Expenses:  Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

            Interest  Accrual  Period:  As to any  Distribution  Date and each
Class  of  Certificates  (other  than  the  Class  A-4,  Class  A-5  and  A-PO
Certificates),  the period from and  including  the first day of the  calendar month  preceding  the  calendar  month  of such  Distribution  Date to but not including the first day of the calendar  month of such  Distribution  Date. As to any  Distribution  Date and the Class A-4 and Class A-5  Certificates,  the
period from and including the         day of the calendar month  preceding the
calendar  month in which  such  Distribution  Date  occurs  and  ending on the day of the calendar month in which such Distribution Date occurs.

            Interest  Distribution  Amount: For any Distribution Date and each interest-bearing  Class,  the sum of (i)  the  Accrued  Certificate  Interest,
subject to  reduction  pursuant to Section  5.02(c) and (ii) any Class  Unpaid
Interest Shortfall for such Class.

            Interest-Only  Certificates:  Any Class of  Certificates  entitled to  distributions of interest,  but no  distributions of principal.  The Class
A-5 and  Class  A-WIO  Certificates  are the  only  Classes  of  Interest-Only
Certificates.

                                       -10-

            LIBOR:  As to any  Distribution  Date, the arithmetic  mean of the
London  Interbank  offered rate quotations for one-month U.S. Dollar deposits, as determined by the Trustee in accordance with Section 5.09.

            LIBOR  Business  Day: Any Business Day on which banks are open for dealing in foreign currency and exchange in London,  England,  the City of New
York and the State where the Corporate Trust Office is located.

            LIBOR   Certificates:   Any  of  the   Class  A-4  and  Class  A-5
Certificates.

            Liquidated  Mortgage Loan: With respect to any Distribution  Date, a defaulted  Mortgage Loan (including any REO Property) that was liquidated in the calendar  month  preceding the month of such  Distribution  Date and as to which the Servicer has certified (in accordance  with this  Agreement) that it has  received  all  proceeds  it expects to  receive  in  connection  with the liquidation  of such Mortgage Loan  including the final  disposition of an REO
Property.

            Liquidation  Proceeds:   Amounts,  including  Insurance  Proceeds,
received in connection  with the partial or complete  liquidation of defaulted
Mortgage Loans, whether through trustee's sale,  foreclosure sale or otherwise or amounts  received in connection with any condemnation or partial release of a Mortgaged  Property and any other  proceeds  received in connection  with an
REO  Property,  less  the  sum of  related  unreimbursed  Servicing  Fees  and
Advances.

            Loan-to-Value  Ratio:  With respect to any  Mortgage  Loan and any date of determination,  the fraction, expressed as a percentage, the numerator of which is the outstanding  principal balance of the related Mortgage Loan at the date of determination  and the denominator of which is the Appraised Value of the related Mortgaged Property.

            Lower-Tier Distribution Amount:  As defined in Section 5.02(a).

            Lower-Tier  REMIC:  As defined in the Preliminary  Statement,  the assets of which  consist of the  Mortgage  Loans,  such  amounts as shall from time to time be held in the Certificate  Account,  the insurance policies,  if any,  relating to a Mortgage  Loan and property  which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure.

            MERS:  As defined in Section 2.01(b)(iii).

            Monthly  Payment:  The  scheduled  monthly  payment  on a Mortgage
Loan  due on any Due Date  allocable  to  principal  and/or  interest  on such
Mortgage Loan which, unless otherwise  specified herein,  shall give effect to any related Debt Service  Reduction and any Deficient  Valuation  that affects the amount of the monthly payment due on such Mortgage Loan.

            Mortgage:  The  mortgage,   deed  of  trust  or  other  instrument
creating  a first lien on a  Mortgaged  Property  securing a Mortgage  Note or creating a first lien on a leasehold interest.

                                       -11-

            Mortgage  File:  The  mortgage  documents  listed in Section  2.01 pertaining  to  a  particular  Mortgage  Loan  and  any  additional  documents required to be added to the Mortgage File pursuant to this Agreement.

            Mortgage  Interest  Rate: As to any Mortgage  Loan,  the per annum rate of interest at which  interest  accrues on the principal  balance of such
Mortgage Loan in accordance with the terms of the related Mortgage Note.

            Mortgage  Loan  Purchase  Agreement:  The Mortgage  Loan  Purchase
Agreement,  dated       ,  200  ,  between  the       ,  as  seller,  and  the
Depositor, as purchaser.

            Mortgage Loan  Schedule:  The list of Mortgage Loans (as from time to time  amended  by the  Servicer  to  reflect  the  addition  of  Substitute
Mortgage  Loans and the deletion of Defective  Mortgage  Loans pursuant to the provisions of this Agreement)  transferred to the Trustee as part of the Trust
Estate and from time to time  subject to this  Agreement,  attached  hereto as
Exhibit D,  setting  forth the  following  information  with  respect  to each
Mortgage  Loan:  (i)  the  Mortgage  Loan  identifying  number;  (ii)  a  code indicating  whether  the  Mortgaged  Property  is  owner-occupied;  (iii)  the property  type for  each  Mortgaged  Property;  (iv) the  original  months  to maturity or the remaining  months to maturity  from the Cut-Off Date;  (v) the
Loan-to-Value  Ratio at origination;  (vi) the Mortgage  Interest Rate;  (vii)
the date on which the first  Monthly  Payment  was due on the  Mortgage  Loan, and,  if such date is not the Due Date  currently  in  effect,  such Due Date;
(viii) the stated  maturity date; (ix) the amount of the Monthly Payment as of the Cut-Off  Date;  (x) the  paid-through  date;  (xi) the original  principal amount of the Mortgage Loan; (xii) the principal  balance of the Mortgage Loan as of the  close  of  business  on the  Cut-Off  Date,  after  application  of payments  of  principal  due on or before  the  Cut-Off  Date,  whether or not collected,  and  after  deduction  of  any  payments  collected  of  scheduled principal due after the Cut-Off Date;  (xiii) a code indicating the purpose of the Mortgage Loan; (xiv) a code indicating the  documentation  style; and (xv)
the  Appraised  Value.  With respect to the Mortgage  Loans in the  aggregate, the Mortgage Loan Schedule  shall set forth the following  information,  as of the  Cut-Off  Date:  (i) the  number  of  Mortgage  Loans;  (ii)  the  current aggregate  outstanding  principal  balance of the  Mortgage  Loans;  (iii) the weighted  average  Mortgage Rate of the Mortgage Loans;  and (iv) the weighted average months to maturity of the Mortgage Loans.

            Mortgage  Loans:  Such  of  the  mortgage  loans  transferred  and assigned  to the  Trustee  pursuant  to Section  2.01 as from time to time are held as a part of the Trust Estate  (including any  Substitute  Mortgage Loans and REO Property),  the Mortgage Loans  originally so held being identified in the Mortgage Loan Schedule.

            Mortgage Note:  The originally  executed note or other evidence of indebtedness  evidencing  the  indebtedness  of a  Mortgagor  under a Mortgage
Loan, together with all riders thereto and amendments thereof.

            Mortgaged  Property:  The underlying  property securing a Mortgage
Loan, which may include Co-op Shares or residential long-term leases.

            Mortgagor:  The obligor on a Mortgage Note.

                                       -12-

            Net  Mortgage   Interest   Rate:  As  to  any  Mortgage  Loan  and
Distribution  Date, such Mortgage Loan's Mortgage Interest Rate thereon on the first day of the month  preceding the month of the related  Distribution  Date reduced by the Servicing Fee Rate and the Trustee Fee Rate.

            Non-PO  Percentage:  As to any Discount  Mortgage Loan, a fraction
(expressed  as a  percentage),  the  numerator  of which  is the Net  Mortgage
Interest Rate of such Discount  Mortgage Loan and the  denominator of which is
           %.  As to any Mortgage Loan that is not a Discount  Mortgage  Loan,
100%.

            Non-PO Principal Amount:  As to any Distribution  Date, the sum of
the applicable  Non-PO Percentage of (a) the principal portion of each Monthly
Payment due on each  Mortgage  Loan on the  related  Due Date,  (b) the Stated
Principal  Balance,  as of the date of repurchase,  of each Mortgage Loan that was  repurchased  by the  Depositor  pursuant  to  this  Agreement  as of such
Distribution  Date, (c) any Substitution  Adjustment Amount in connection with a Defective  Mortgage Loan received  with respect to such  Distribution  Date,
(d) any Liquidation  Proceeds allocable to recoveries of principal of Mortgage
Loans that are not yet Liquidated  Mortgage Loans received during the calendar month preceding the month of such Distribution  Date, (e) with respect to each
Mortgage  Loan that became a  Liquidated  Mortgage  Loan  during the  calendar
month  preceding  the  month  of  such   Distribution   Date,  the  amount  of
Liquidation  Proceeds  allocable  to  principal  received  during the calendar month  preceding  the month of such  Distribution  Date with  respect  to such
Mortgage Loan and (f) all Principal  Prepayments  received during the calendar month preceding the month of such Distribution Date.

            Non-Supported  Interest  Shortfalls:  As to any Distribution Date,
the amount, if any, by which the aggregate of Prepayment  Interest  Shortfalls exceeds Compensating Interest for such Distribution Date.

            Non-U.S. Person:  A Person other than a U.S. Person.

            Nonrecoverable  Advance:  Any  portion  of an  Advance  previously made or proposed  to be made in respect of a Mortgage  Loan which has not been previously  reimbursed and which,  in the good faith judgment of the Servicer, will not or,  in the  case of a  proposed  Advance,  would  not be  ultimately recoverable  from the related  Mortgagor,  related  Liquidation  Proceeds,  or other recoveries in respect of the related Mortgage Loan.

            Notional  Amount:  With respect to: (i) the Class A-5 Certificates and any date of  determination,  the Class A-5  Notional  Amount  and (ii) the
Class  A-WIO  Certificates  and any date of  determination,  the  Class  A-WIO
Notional Amount.

            Offered  Certificates:  The  Class A,  Class  B-1,  Class  B-2 and
Class B-3 Certificates.

            Officer's  Certificate:  A  certificate  signed by the Chairman of the Board,  Vice Chairman of the Board,  President or a Vice  President and by
the Treasurer,  the Secretary or one of the Assistant  Treasurers or Assistant
Secretaries,  or any other duly  authorized  officer of the  Depositor  or the
Servicer, as the case may be, and delivered to the Trustee.

                                       -13-

            Opinion of Counsel:  A written  opinion of counsel  acceptable  to the  Trustee,  who may be counsel for the  Depositor or the  Servicer,  except that any opinion of counsel relating to the  qualification of the Trust Estate as two separate  REMICs or  compliance  with the REMIC  Provisions  must be an opinion of Independent counsel.

            Original  Fractional  Interest:   With  respect  to  each  of  the
following Classes of Subordinate  Certificates,  the corresponding  percentage described below, as of the Closing Date:

                       Class B-1%
                       Class B-2%
                       Class B-3%
                       Class B-4%
                       Class B-5%
                       Class B-6%

            Original Subordinate Certificate Balance: $     .

            OTS:  The Office of Thrift Supervision.

            Outstanding  Mortgage  Loan:  As to any Due Date, a Mortgage  Loan
which was not the subject of a Principal  Prepayment in Full prior to such Due
Date,  which did not become a Liquidated  Mortgage Loan prior to such Due Date and which was not purchased  from the Trust prior to such Due Date pursuant to
Sections 2.02 or 2.04.

            Ownership  Interest:  As to  any  Certificate,  any  ownership  or security  interest  in  such  Certificate,  including  any  interest  in  such
Certificate  as the Holder  thereof and any other  interest  therein,  whether direct or indirect, legal or beneficial, as owner or as pledgee.

            Pass-Through   Rate:   As  to  each   Class  of   interest-bearing
Certificates, the per annum rate set forth in the Preliminary Statement.

            Paying Agent:  As defined in Section 9.13.

            Percentage  Interest:  As  to  any  Certificate,   the  percentage
obtained by dividing the initial  Certificate  Balance of such Certificate (or the initial  notional  amount for a Class A-5 or Class A-WIO  Certificate)  by
the  Initial  Class  Certificate   Balance  or  Initial  Notional  Amount,  as
applicable, of the Class of which such Certificate is a part.

            Periodic  Advance:   The  payment  required  to  be  made  by  the
Servicer with respect to any  Distribution  Date pursuant to Section 3.18, the amount of any such payment  being equal to the  aggregate of Monthly  Payments
(net of the Servicing Fee) on the Mortgage Loans  (including any REO Property)
that  were due on the  related  Due Date and not  received  as of the close of business on the related  Determination  Date, less the aggregate amount of any such delinquent  payments that the Servicer has determined  would constitute a
Nonrecoverable Advance if advanced.

            Permitted Investments:  One or more of the following:

                                       -14-

(i)   obligations  of or guaranteed as to principal and interest by the United
      States,  FHLMC,  FNMA or any  agency or  instrumentality  of the  United
      States when such  obligations are backed by the full faith and credit of the  United  States;  provided  that such  obligations  of FHLMC or FNMA shall be limited to senior debt  obligations and mortgage  participation certificates  other than  investments  in  mortgage-backed  or  mortgage participation  securities with yields evidencing extreme  sensitivity to the rate of principal payments on the underlying mortgages,  which shall not constitute Permitted Investments hereunder;

(ii)  repurchase  agreements on  obligations  specified in clause (i) maturing not more  than one month  from the date of  acquisition  thereof  with a corporation  incorporated  under  the laws of the  United  States or any
      state  thereof  rated not lower  than  "     "  by       and  "     " by
           ;

(iii) federal funds,  certificates of deposit,  demand deposits, time deposits and bankers'  acceptances (which shall each have an original maturity of not more than 90 days and,  in the case of bankers'  acceptances,  shall in no  event  have an  original  maturity  of more  than  365  days or a remaining  maturity of more than 30 days)  denominated  in United States
      dollars   of  any  U.S.   depository   institution   or  trust   company
      incorporated  under the laws of the United States or any state  thereof,
      rated not lower than "     " by       and "     " by      ;

(iv)  commercial paper (having original  maturities of not more than 365 days)
      of any corporation  incorporated  under the laws of the United States or
      any state  thereof  which is rated not lower  than  "     " by       and
      "     " by      ;

(v)   investments  in money  market funds  (including  funds of the Trustee or its  affiliates,  or funds for which an affiliate of the Trustee acts as advisor,  as well as funds for which the Trustee and its  affiliates may
      receive  compensation)  rated  either  "     "  by       and  "     " by
            or otherwise approved in writing by each Rating Agency; and

(vi)  other  obligations  or  securities  that are  acceptable  to each Rating
      Agency  and,  as  evidenced  by an Opinion of  Counsel  obtained  by the
      Servicer,  will not affect the  qualification of the Trust Estate as two separate REMICs;

provided,  however,  that no instrument shall be a Permitted  Investment if it represents  either  (a) the  right to  receive  only  interest  payments  with respect to the  underlying  debt  instrument  or (b) the right to receive both principal  and interest  payments  derived from  obligations  underlying  such instrument  and the  principal  and interest  with respect to such  instrument provide a yield to maturity  greater than 120% of the yield to maturity at par of such underlying obligations.

            Permitted  Transferee:  Any  Person  other  than  (i)  the  United
States, or any State or any political  subdivision  thereof,  or any agency or
instrumentality  of  any  of  the  foregoing,   (ii)  a  foreign   government,
international  organization or any agency or  instrumentality of either of the foregoing,  (iii) an organization  which is exempt from tax imposed by Chapter
1 of the  Code  (including  the tax  imposed  by  Section  511 of the  Code on unrelated  business  taxable  income) (except  certain  farmers'  cooperatives
described  in  Code  Section   521),   (iv)  rural   electric  and   telephone
cooperatives  described in Code Section 1381(a)(2)(C) and (v) any other Person so  designated  by the  Servicer  based on an Opinion of Counsel to the effect that any  transfer to such Person may cause the Trust or any other Holder of a
Residual  Certificate  to incur tax liability  that would not be imposed other than on account of such  transfer.  The terms  "United  States,"  "State"  and
"international  organization"  shall  have  the  meanings  set  forth  in Code
Section 7701 or successor provisions.

                                       -15-

            Person:  Any individual,  corporation,  limited liability company,
partnership,   joint  venture,   association,   joint-stock  company,   trust,
unincorporated   organization   or  government  or  any  agency  or  political
subdivision thereof.

            Physical  Certificates:  The Class  A-R,  Class  A-LR,  Class B-4,
Class B-5 and Class B-6 Certificates.

            Plan:  As defined in Section 6.02(e).

            PO Percentage:  As to any Discount  Mortgage Loan,  100% minus the
Non-PO  Percentage  for such  Mortgage  Loan.  As to any Mortgage Loan that is not a Discount Mortgage Loan, 0%.

            PO Principal Amount:  As to any Distribution  Date, the sum of the
applicable PO Percentage of (a) the principal  portion of each Monthly Payment due on each  Mortgage Loan on the related Due Date,  (b) the Stated  Principal
Balance,  as of the  date  of  repurchase,  of each  Mortgage  Loan  that  was repurchased by the related Seller or the Depositor  pursuant to this Agreement as of such  Distribution  Date,  (c) any  Substitution  Adjustment  Amount  in
connection  with any  Defective  Mortgage  Loan  received with respect to such
Distribution  Date, (d) any  Liquidation  Proceeds  allocable to recoveries of principal  of  Mortgage  Loans  that  are not yet  Liquidated  Mortgage  Loans received  during the calendar month  preceding the month of such  Distribution
Date,  (e) with  respect  to each  Mortgage  Loan  that  became  a  Liquidated
Mortgage  Loan  during  the  calendar  month   preceding  the  month  of  such
Distribution  Date, the amount of Liquidation  Proceeds allocable to principal received  with  respect  to such  Mortgage  Loan  during  the  calendar  month preceding  the month of such  Distribution  Date with respect to such Mortgage
Loan and (f) all  Principal  Prepayments  received  during the calendar  month preceding the month of such Distribution Date.

            Pool  Distribution  Amount:  As  to  any  Distribution  Date,  the
excess of (a) the sum of (i) the aggregate of (A) the interest  portion of any
Monthly  Payment (net of the Servicing  Fee) and the principal  portion of any
Monthly  Payment  due on the Due Date in the month in which such  Distribution
Date occurs and which is received prior to the related  Determination Date and
(B) all Periodic  Advances and payments of  Compensating  Interest made by the
Servicer  in respect  of such  Distribution  Date  deposited  to the  Servicer
Custodial  Account  pursuant  to Section  3.08(b)(vii);  (ii) all  Liquidation
Proceeds  received  during the preceding  calendar  month and deposited to the
Servicer  Custodial  Account  pursuant  to  Section  3.08(b)(iii);  (iii)  all
Principal  Prepayments  received  during the month preceding the month of such
Distribution Date and deposited to the Servicer  Custodial Account pursuant to
Section  3.08(b)(i)  during such period;  (iv) in  connection  with  Defective
Mortgage  Loans,  as applicable,  the aggregate of the  Repurchase  Prices and
Substitution  Adjustment  Amounts  deposited  on the related  Remittance  Date pursuant to Section  3.08(b)(vi);  and (v) any other  amounts in the  Servicer
Custodial Account deposited therein pursuant to Sections 3.08(b)(iv),  (v) and
(viii)  in  respect  of such  Distribution  Date;  over  (b)  any (i)  amounts permitted to be  withdrawn  from the Servicer  Custodial  Account  pursuant to clauses (i) through  (vii),  inclusive,  of Section  3.11(a) and (ii)  amounts permitted to be withdrawn  from the  Certificate  Account  pursuant to clauses
(i) and (ii) of Section 3.11(b).

                                       -16-

            Pool Stated Principal  Balance:  As to any Distribution  Date, the
aggregate  Stated   Principal   Balances  of  all  Mortgage  Loans  that  were
Outstanding Mortgage Loans immediately  following the Due Date in the month of such Distribution Date.

            Premium  Mortgage  Loan:  Any  Mortgage  Loan with a Net  Mortgage
Interest Rate that is equal to or more than      % per annum.

            Prepayment  Interest  Shortfall:  As to any Distribution  Date and
each  Mortgage  Loan  subject to a Principal  Prepayment  received  during the calendar month preceding such Distribution  Date, the amount, if any, by which one  month's  interest  at the  related  Mortgage  Interest  Rate  (net of the
Servicing  Fee) on such  Principal  Prepayment  exceeds the amount of interest paid in connection with such Principal Prepayment.

            Primary  Insurance   Policy:   Each  policy  of  primary  mortgage
guaranty  insurance or any  replacement  policy  therefor  with respect to any
Mortgage Loan, in each case issued by an insurer acceptable to FNMA or FHLMC.

            Principal-Only  Certificates:  Any Class of Certificates  entitled to  distributions  of  principal,  but to no  distributions  of interest.  The
Class A-PO Certificates are the only Principal-Only Certificates.

            Principal  Prepayment:  Any payment or other recovery of principal on a Mortgage  Loan (other  than  Liquidation  Proceeds)  which is received in advance  of its  scheduled  Due Date and is not  accompanied  by an  amount of interest  representing  scheduled  interest  due on any  date or  dates in any month or months subsequent to the month of prepayment.

            Principal  Prepayment  in Full:  Any  Principal  Prepayment of the
entire principal balance of a Mortgage Loan.

            Priority Amount:  As to any  Distribution  Date, the lesser of (i)
the Class  Certificate  Balance  of the Class  A-6  Certificates  and (ii) the
product of (a) the Shift Percentage,  (b) the Priority  Percentage and (c) the
Non-PO Principal Amount.

            Priority  Percentage:  As to any Distribution Date, the percentage equivalent  (carried to six places  rounded up) of a fraction the numerator of which  is  the  Class  Certificate  Balance  of  the  Class  A-6  Certificates
immediately  prior to such date and the  denominator of which is the aggregate of the Class Certificate  Balances of all Classes of Certificates  (other than the Class A-PO Certificates) immediately prior to such date.

            Private  Certificates:  The  Class  B-4,  Class  B-5 and Class B-6
Certificates.

                                       -17-

            Pro Rata  Share:  As to any  Distribution  Date  and any  Class of
Subordinate  Certificates  that is not a Restricted  Class, the portion of the
Subordinate  Principal  Distribution  Amount allocable to such Class, equal to the  product  of  the  Subordinate  Principal  Distribution  Amount  for  such
Distribution Date and a fraction,  the numerator of which is the related Class
Certificate  Balance  thereof and the  denominator  of which is the  aggregate
Class  Certificate  Balance  of the  Subordinate  Certificates  that  are  not
Restricted Classes.  The Pro Rata Share of a Restricted Class shall be 0%.

            Qualified  Appraiser:  An appraiser of a Mortgaged  Property  duly appointed  by  the  originator  of  the  related  Mortgage  Loan,  who  had no interest,  direct or indirect,  in such Mortgaged Property or in any loan made on the security  thereof,  whose  compensation is not affected by the approval or  disapproval  of  the  related  Mortgage  Loan  and  who  met  the  minimum qualifications of FNMA or FHLMC.

            Rate  Determination  Date:  As to any  Distribution  Date  and any
Class of LIBOR  Certificates,  the  second  LIBOR  Business  Day  prior to the beginning of the  applicable  Interest  Accrual Period for such Class and such
Distribution Date.

            Rating   Agency:   Each  of         and       .   If  either  such
organization  or a successor is no longer in existence,  "Rating Agency" shall be such  nationally  recognized  statistical  rating  organization,  or  other comparable  Person,  as is  designated  by  the  Depositor,  notice  of  which designation  shall be  given  to the  Trustee.  References  herein  to a given rating or rating  category of a Rating Agency shall mean such rating  category without giving effect to any modifiers.

            Realized Loss: With respect to each  Liquidated  Mortgage Loan, an amount as of the date of such  liquidation,  equal to (i) the unpaid principal balance of the  Liquidated  Mortgage Loan as of the date of such  liquidation, plus (ii)  interest at the Net Mortgage  Interest Rate from the Due Date as to
which   interest  was  last  paid  or  advanced   (and  not   reimbursed)   to
Certificateholders  up to the  Due  Date in the  month  in  which  Liquidation
Proceeds are required to be  distributed  on the Stated  Principal  Balance of such Liquidated  Mortgage Loan from time to time,  minus (iii) the Liquidation
Proceeds,  if any,  received  during  the  month  in  which  such  liquidation occurred,  to the extent applied as recoveries of interest at the Net Mortgage
Interest Rate and to principal of the Liquidated  Mortgage Loan.  With respect to each  Mortgage  Loan that has become the subject of a Deficient  Valuation, if the principal  amount due under the related Mortgage Note has been reduced, the difference  between the principal balance of the Mortgage Loan outstanding immediately  prior to such  Deficient  Valuation and the principal  balance of the  Mortgage  Loan as reduced by the  Deficient  Valuation.  With  respect to each  Mortgage  Loan that has become the subject of a Debt  Service  Reduction and any Distribution  Date, the amount, if any, by which the principal portion of the related Monthly Payment has been reduced.

            Record  Date:  The last day of the month (or, if such day is not a
Business Day, the preceding  Business Day)  preceding the month of the related
Distribution Date.

            Refinance  Mortgage  Loan: Any Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

                                       -18-

            Regular  Certificates:  As  defined in the  Preliminary  Statement hereto.

            Regulation  AB:  Subpart   229.1100  -  Asset  Backed   Securities
(Regulation  AB), 17 C.F.R.  ss.ss.229.1100-229.1123,  as such may be amended from time to time, and subject to such  clarification  and  interpretation  as have been  provided  by  the  Commission  in  the  adopting  release  (Asset-Backed
Securities,  Securities Act Release No.  33-8518,  70 Fed. Reg.  1,506,  1,531
(January  7, 2005)) or by the staff of the  Commission,  or as may be provided by the Commission or its staff from time to time.

            Relief Act: The Soldiers'  and Sailors'  Civil Relief Act of 1940,
as amended.

            Relief Act Reduction:  With respect to any Distribution  Date, for any  Mortgage  Loan as to which  there has been a  reduction  in the amount of interest  collectible  thereon for the most recently ended calendar month as a result of the application of the Relief Act or comparable  state  legislation, the amount,  if any, by which  (i) interest  collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest  accrued pursuant to the terms of the Mortgage  Note on the same  principal  amount and for the same period as the interest  collectible on such Mortgage Loan for the most recently ended calendar month.

            REMIC:  A "real estate  mortgage  investment  conduit"  within the meaning of Section 860D of the Code.

            REMIC  Certificate  Maturity Date: The "latest  possible  maturity date" of the Regular Certificates as that term is defined in Section 2.07.

            REMIC  Provisions:  Provisions  of  the  federal  income  tax  law relating to real estate mortgage investment conduits,  which appear at Section
860A  through  860G of  Subchapter  M of  Chapter 1 of the Code,  and  related provisions,  and regulations promulgated  thereunder,  as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

            Remittance  Date:  As to  any  Distribution  Date,  by  2:00  p.m.
Eastern  time  on  the  second   Business  Day   immediately   preceding  such
Distribution Date.

            REO Disposition Period:  As defined in Section 3.14.

            REO  Proceeds:  Proceeds,  net  of  any  related  expenses  of the
Servicer,  received  in  respect  of  any  REO  Property  (including,  without limitation,  proceeds from the rental of the related Mortgaged Property) which are received prior to the final liquidation of such Mortgaged Property.

            REO  Property:  A Mortgaged  Property  acquired by the Servicer on behalf of the Trust through  foreclosure  or  deed-in-lieu  of  foreclosure in connection with a defaulted Mortgage Loan.

            Repurchase  Price: As to any Defective  Mortgage Loan  repurchased on any date  pursuant to Sections  2.02 or 2.04, an amount equal to the sum of
(i) the unpaid principal  balance thereof and (ii) the unpaid accrued interest thereon at the  applicable  Mortgage  Interest Rate from the Due Date to which interest  was  last  paid  by the  Mortgagor  to the  first  day of the  month following  the  month  in which  such  Mortgage  Loan  became  eligible  to be repurchased.

                                       -19-

            Request for  Release:  The Request  for Release  submitted  by the
Servicer  to  the  Trustee  or  the   Custodian  on  behalf  of  the  Trustee,
substantially in the form of Exhibit E.

            Required  Insurance  Policy:  With respect to any  Mortgage  Loan, any  insurance  policy  which is required to be  maintained  from time to time under this Agreement in respect of such Mortgage Loan.

            Reserve Interest Rate:  As defined in Section 5.09.

            Residual Certificates:  The Class A-R and Class A-LR Certificates.

            Responsible  Officer:  When used with respect to the Trustee,  any officer of the  Corporate  Trust  Department  of the  Trustee,  including  any
Senior Vice President,  any Vice President,  any Assistant Vice President, any
Assistant  Secretary,  any Trust Officer or Assistant  Trust  Officer,  or any
other  officer of the  Trustee  customarily  performing  functions  similar to
those  performed  by  any  of  the  above   designated   officers  and  having
responsibility for the administration of this Agreement.

            Restricted Classes:  As defined in Section 5.02(d).

            Securitization  Transaction:  Any transaction  involving a sale or other  transfer of mortgage  loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed,  rated or unrated mortgage-backed securities.

            [S&P:   Standard  &  Poor's,   a  Division   of  The   McGraw-Hill
Companies, Inc., and its successors in interest.]

            Seller:       , a      ,  or its successor in interest,  as seller
of the Mortgage Loans under the Mortgage Loan Purchase Agreement.

            Senior Certificates:  The Class A Certificates.

            Senior  Credit  Support  Depletion  Date:  The date on  which  the aggregate  Class  Certificate  Balance  of  the  Subordinate  Certificates  is
reduced to zero.

            Senior  Percentage:  With respect to any  Distribution  Date,  the percentage,  carried six places rounded up, obtained by dividing the aggregate
Class  Certificate  Balance of the Senior  Certificates (other  than the Class
A-PO  Certificates)  immediately  prior  to  such  Distribution  Date  by  the aggregate  Class  Certificate  Balance of all Classes of  Certificates  (other than the Class A-PO Certificates) immediately prior to such Distribution Date.

            Senior  Prepayment  Percentage:  For any Distribution  Date during
the five years beginning on the first  Distribution  Date,       %. The Senior
Prepayment  Percentage  for any  Distribution  Date  occurring on or after the fifth  anniversary  of the first  Distribution  Date will,  except as provided
herein,  be  as  follows:   for  any  Distribution  Date  in  the  first  year
thereafter,  the Senior  Percentage plus      % of the Subordinate  Percentage
for such  Distribution  Date;  for any  Distribution  Date in the second  year
thereafter,  the Senior  Percentage plus      % of the Subordinate  Percentage
for such  Distribution  Date;  for any  Distribution  Date in the  third  year
thereafter,  the Senior  Percentage plus      % of the Subordinate  Percentage
for such  Distribution  Date;  for any  Distribution  Date in the fourth  year
thereafter,  the Senior  Percentage plus      % of the Subordinate  Percentage
for such  Distribution  Date;  and for any  Distribution  Date in the fifth or later years  thereafter,  the Senior  Percentage  for such  Distribution  Date
(unless  on any of the  foregoing  Distribution  Dates the  Senior  Percentage exceeds the initial  Senior  Percentage,  in which case the Senior  Prepayment
Percentage   for  such   Distribution   Date  will  once  again  equal  100%).
Notwithstanding   the  foregoing,   no  decrease  in  the  Senior   Prepayment
Percentage  will occur  unless  both of the Senior  Step Down  Conditions  are satisfied.

                                       -20-

            Senior  Principal  Distribution  Amount:  As to  any  Distribution
Date,  the  sum  of  (i)  the  Senior  Percentage  of  the  applicable  Non-PO
Percentage  of  all  amounts  described  in  clauses  (a)  through  (d) of the definition of "Non-PO  Principal  Amount" for such  Distribution Date and (ii)
the Senior  Prepayment  Percentage of the applicable  Non-PO Percentage of the amounts  described  in  clauses  (e) and  (f) of  the  definition  of  "Non-PO
Principal Amount" for such Distribution Date.

            Senior Step Down  Conditions:  As of any  Distribution  Date as to
which any  decrease  in the  Senior  Prepayment  Percentage  applies,  (i) the outstanding  principal  balance of all  Mortgage  Loans  (including,  for this purpose,  any Mortgage Loans in foreclosure or any REO Property) delinquent 60 days or more (averaged  over the preceding six month period),  as a percentage of the aggregate Class  Certificate  Balance of the  Subordinate  Certificates
(averaged  over the preceding  six-month  period),  is not equal to or greater than 50% or (ii)  cumulative  Realized  Losses  with  respect to the  Mortgage
Loans as of the applicable  Distribution Date do not exceed the percentages of the Original Subordinate Certificate Balance set forth below:

                                                Percentage of
                                             Original Subordinate
      Distribution Date Occurring            Certificate Balance
         20   through        20%
         20   through        20%
         20   through        20%
         20   through        20%
          20   and thereafter                         %
            Servicer:       ,  a      ,  or its successor in interest,  in its
capacity  as  servicer  of  the  Mortgage  Loans,  or any  successor  servicer appointed as herein provided.

            Servicer  Advance Date: As to any  Distribution  Date, 11:30 a.m.,
Eastern  time, on the Business Day  immediately  preceding  such  Distribution
Date.

            Servicer  Custodial  Account:  The  separate  Eligible  Account or
Accounts created and maintained by the Servicer pursuant to Section 3.08(b).

                                       -21-

            Servicer's  Certificate:  The monthly  report  required by Section
4.01.

            Servicing Advances:  All customary,  reasonable and necessary "out of pocket" costs and expenses  incurred in the  performance by the Servicer of
its   servicing   obligations,   including,   but  not   limited  to  (i)  the
preservation,  restoration  and  protection  of  a  Mortgaged  Property,  (ii)
expenses  reimbursable  to the  Servicer  pursuant  to  Section  3.14  and any
enforcement  or  judicial  proceedings,   including  foreclosures,  (iii)  the
management and  liquidation of any REO Property and (iv)  compliance  with the obligations under Section 3.12.

            Servicing  Criteria:  The  "servicing  criteria" set forth in Item
1122(d) of Regulation AB, as such may be amended from time to time.

            Servicing   Fee:   With   respect  to  each   Mortgage   Loan  and
Distribution  Date,  the  amount of the fee  payable  to the  Servicer,  which shall, for such  Distribution  Date, be equal to one-twelfth of the product of the  Servicing  Fee Rate with  respect  to such  Mortgage  Loan and the Stated
Principal  Balance of such Mortgage Loan,  subject to reduction as provided in
Section  3.17.  Such fee shall be payable  monthly,  computed  on the basis of the same  Stated  Principal  Balance and period  respecting  which any related interest  payment on a Mortgage  Loan is  computed.  The  Servicer's  right to receive  the  Servicing  Fee is  limited  to, and  payable  solely  from,  the
interest  portion   (including   recoveries  with  respect  to  interest  from
Liquidation  Proceeds and other proceeds,  to the extent  permitted by Section
3.11) of related Monthly Payments  collected by the Servicer,  or as otherwise provided under Section 3.11.

            Servicing Fee Rate:  With respect to each Mortgage  Loan,  the per annum rate equal to (i) the related  Mortgage  Interest Rate less (ii) the sum
of      % and the Trustee Fee Rate; provided,  however, that the Servicing Fee
Rate will not be less than      % per annum with respect to any Mortgage Loan.

            Servicing  File:  The items  pertaining  to a particular  Mortgage
Loan referred to in Exhibit J hereto,  and any additional  documents  required to be added to the Servicing File pursuant to the Agreement.

            Servicing  Officer:  Any officer of the  Servicer  involved in, or responsible for, the  administration and servicing of the Mortgage Loans whose name appears on a list of servicing  officers  furnished to the Trustee by the
Servicer, as such list may from time to time be amended.

            Shift  Percentage:  As to any  Distribution  Date,  the percentage indicated below:

 Distribution Date Occurring In                  Shift Percentage
        20   through        20  ................        %
        20   through        20  ................        %
        20   through        20  ................        %
        20   through        20  ................        %
        20   through        20  ................        %
        20   and thereafter.....................        %

            Similar Law:  As defined in Section 6.02(e).

                                       -22-

            Stated  Principal  Balance:  As to any Mortgage Loan and date, the unpaid principal  balance of such Mortgage Loan as of the Due Date immediately preceding  such date as  specified  in the  amortization  schedule at the time relating  thereto  (before any  adjustment  to such  amortization  schedule by reason of any  moratorium  or similar  waiver or grace  period)  after  giving effect to any previous partial Principal  Prepayments and Liquidation Proceeds allocable to principal  (other than with  respect to any  Liquidated  Mortgage
Loan) and to the payment of  principal  due on such Due Date and  irrespective of any  delinquency  in payment by the  related  Mortgagor,  and after  giving effect to any Deficient Valuation.

            Subordinate Certificates:  The Class B Certificates.

            Subordinate  Percentage:  As of any Distribution  Date, 100% minus the Senior Percentage for such Distribution Date.

            Subordinate  Prepayment  Percentage:  As to any Distribution Date,
100% minus the Senior Prepayment Percentage for such Distribution Date.

            Subordinate  Principal  Distribution  Amount:  With respect to any
Distribution  Date,  an  amount  equal  to  the  sum of  (i)  the  Subordinate
Percentage of the  applicable  Non-PO  Percentage of all amounts  described in clauses (a) through (d) of the  definition  of "Non-PO  Principal  Amount" for such Distribution Date and (ii) the Subordinate  Prepayment  Percentage of the
applicable  Non-PO  Percentage of the amounts described in clauses (e) and (f)
of the definition of "Non-PO Principal Amount" for such Distribution Date.

            Subservicer:  Any Person with which the  Servicer has entered into a  Subservicing  Agreement  and which  satisfies  the  requirements  set forth therein.

            Subservicing  Agreement:  Any subservicing  agreement  (which,  in the event the  Subservicer  is an  affiliate of the  Servicer,  need not be in writing)  between the  Servicer  and any  Subservicer  relating  to  servicing and/or administration of certain Mortgage Loans as provided in Section 3.02.

            Substitute  Mortgage  Loan:  A  Mortgage  Loan  substituted  for a
Defective  Mortgage Loan which must, on the date of such substitution (i) have a Stated Principal  Balance,  after deduction of the principal  portion of the
Monthly  Payment due in the month of  substitution,  not in excess of, and not more  than 10% less  than,  the  Stated  Principal  Balance  of the  Defective
Mortgage  Loan;  (ii) have a Net Mortgage  Interest  Rate equal to that of the
Defective  Mortgage  Loan;  (iii) have a  Loan-to-Value  Ratio not higher than that of the Defective  Mortgage  Loan;  (iv) have a remaining term to maturity not greater than (and not more than one year less than) that of the  Defective
Mortgage  Loan;  and (v) comply with each  Mortgage  Loan  representation  and warranty set forth in the Sale  Agreement  relating to the Defective  Mortgage
Loan.  More  than  one  Substitute  Mortgage  Loan  may be  substituted  for a
Defective  Mortgage Loan if such Substitute  Mortgage Loans meet the foregoing attributes in the aggregate.

            Substitution Adjustment Amount:  As defined in Section 2.02.

                                       -23-

            Tax  Matters  Person:   Any  person  designated  as  "tax  matters
person"  in  accordance  with  Section  5.06  and the  manner  provided  under
Treasury Regulation ss. 1.860F-4(d) and Treasury Regulation ss. 301.6231(a)(7)-1.

            Telerate page 3750:  As defined in Section 5.09.

            Transaction Party:  As defined in Section 11.02(a).

            Treasury   Regulations:   The  final  and  temporary   regulations
promulgated under the Code by the U.S. Department of the Treasury.

            Trust:  The trust created by this Agreement.

            Trust  Estate:  The  corpus of the  Trust  created  to the  extent described herein,  consisting of the Mortgage Loans, such assets as shall from time to time be identified as deposited in the Servicer  Custodial  Account or the Certificate Account, in accordance with this Agreement,  REO Property, the
Primary Insurance Policies and any other Required Insurance Policy.

            Trustee:        ,  and  its   successors-in-interest   and,  if  a
successor trustee is appointed hereunder, such successor, as trustee.

            Trustee  Fee:  As to any  Distribution  Date,  an amount  equal to one-twelfth  of the  Trustee  Fee  Rate  multiplied  by the  aggregate  Stated
Principal Balance of the Mortgage Loans immediately  following the Due Date in the month preceding the month in which such Distribution Date occurs.

            Trustee Fee Rate:  With respect to each Mortgage Loan,       % per
annum.

            Trustee Information:  As specified in Section 11.05(a)(i)(A).

            Uncertificated  Lower-Tier  Interest:  A regular  interest  in the
Lower-Tier  REMIC  which is held as an asset of the  Upper-Tier  REMIC  and is entitled to monthly  distributions as provided in Section 5.02(a)  hereof. Any of the Class A-L1,  Class A-L3, Class A-L4,  Class A-LPO,  Class A-LUR,  Class
A-LWIO,  Class B-L1,  Class B-L2, Class B-L3, Class B-L4, Class B-L5 and Class
B-L6 Interests are Uncertificated Lower-Tier Interests.

            Underwriting Guidelines:  The underwriting guidelines of      .

            Upper-Tier  Certificate:  Any  one of  the  Class  A  Certificates
(other than the Class A-LR Certificate) and the Class B Certificates.

            Upper-Tier  Certificate  Account:  The separate  Eligible  Account established and maintained by the Trustee pursuant to Section 3.08(f).

            Upper-Tier  REMIC:  As defined in the Preliminary  Statement,  the assets of which consist of the  Uncertificated  Lower-Tier  Interests and such amounts  as  shall  from  time to time be held in the  Upper-Tier  Certificate
Account.

                                       -24-

            U.S.  Person:  A citizen  or  resident  of the  United  States,  a corporation or  partnership  (unless,  in the case of a partnership,  Treasury
Regulations  are adopted  that provide  otherwise)  created or organized in or under the laws of the United  States,  any state  thereof or the  District  of
Columbia,  including an entity  treated as a corporation  or  partnership  for federal  income  tax  purposes,  an estate  whose  income is subject to United
States  federal  income tax  regardless  of its source,  or a trust if a court within the United  States is able to  exercise  primary  supervision  over the administration  of such  trust,  and one or more  such U.S.  Persons  have the authority  to control  all  substantial  decisions  of such trust (or,  to the
extent  provided  in  applicable  Treasury  Regulations,   certain  trusts  in
existence  on August  20,  1996 which are  eligible  to elect to be treated as
U.S. Persons).

            Voting  Rights:  The  portion of the  voting  rights of all of the
Certificates  which  is  allocated  to  any  Certificate.  As of any  date  of
determination,  (a)       % of all Voting  Rights  shall be  allocated  to the
Holders of the Residual  Certificates,  (b)      % of all Voting  Rights shall
be allocated to the Holders of the Class A-5  Certificates,  (c)      % of all
Voting   Rights  shall  be  allocated  to  the  Holders  of  the  Class  A-WIO
Certificates  and (d) the  remaining  Voting  Rights shall be allocated  among
Holders  of  the  remaining  Classes  of  Certificates  in  proportion  to the
Certificate Balances of their respective Certificates on such date.

Section 1.02.     Interest  Calculations.  All  calculations  of interest will be made on a 360-day  year  consisting  of twelve  30-day  months.  All dollar amounts  calculated  hereunder  shall be  rounded  to the  nearest  penny with one-half of one penny being rounded down.

                                  ARTICLE II

                         CONVEYANCE OF MORTGAGE LOANS
                      ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.     Conveyance of Mortgage Loans.

            (a)   The Depositor,  concurrently with the execution and delivery hereof, hereby sells,  transfers,  assigns, sets over and otherwise conveys to the Trustee on behalf of the Trust for the benefit of the  Certificateholders, without  recourse,  all the right,  title and interest of the Depositor in and to the Mortgage  Loans,  including all interest and  principal  received on or with respect to the  Mortgage  Loans  (other than  payments of  principal  and interest  due and  payable  on the  Mortgage  Loans on or before  the  Cut-Off
Date). The foregoing sale,  transfer,  assignment and set over does not and is not  intended to result in a creation of an  assumption  by the Trustee of any obligation  of the  Depositor  or any  other  Person  in  connection  with the
Mortgage  Loans or any agreement or  instrument  relating  thereto,  except as specifically set forth herein.

            (b)   In  connection  with  such  transfer  and  assignment,   the
Depositor  has  delivered or caused to be  delivered  to the Trustee,  for the benefit of the  Certificateholders,  the  following  documents or  instruments with respect to each Mortgage Loan so assigned:

(i)   the original  Mortgage Note,  endorsed by manual or facsimile  signature
      in    the     following     form:     "Pay    to    the     order     of
                                  ,  as Trustee,  without  recourse," with all
      necessary   intervening   endorsements   showing  a  complete  chain  of
      endorsement  from the  originator to the Trustee (each such  endorsement being sufficient to transfer all right,  title and interest of the party so  endorsing,  as  noteholder  or  assignee  thereof,  in and  to  that
      Mortgage Note);

                                       -25-

(ii)  except as provided below, the original  recorded  Mortgage with evidence of a recording  thereon,  or if any such  Mortgage has not been returned from  the  applicable  recording  office  or has been  lost,  or if such public recording office retains the original recorded  Mortgage,  a copy of such Mortgage  certified by the Depositor as being a true and correct copy of the Mortgage;

(iii) subject to the provisos at the end of this  paragraph,  a duly  executed
      Assignment  of  Mortgage  to  "                    ,  as trustee for the
      holders  of  the  Wachovia   Mortgage  Loan  Trust,   Inc.LLC   Mortgage
      Pass-Through  Certificates,  Series 200  -   Certificates" (which may be
      included in a blanket assignment or assignments),  together with, except as provided  below,  originals of all interim  recorded  assignments  of such  mortgage or a copy of such  interim  assignment  certified  by the
      Depositor  as being a true and complete  copy of the  original  recorded intervening  assignments  of Mortgage (each such  assignment,  when duly and  validly  completed,  to be in  recordable  form and  sufficient  to effect the  assignment  of and transfer to the assignee  thereof,  under the Mortgage to which the  assignment  relates);  provided  that, if the related  Mortgage  has not  been  returned  from the  applicable  public
      recording   office,   such   Assignment  of  Mortgage  may  exclude  the
      information  to be  provided  by the  recording  office;  and  provided, further,  if the  related  Mortgage  has  been  recorded  in the name of
      Mortgage  Electronic   Registration   Systems,   Inc.  ("MERS")  or  its
      designee,  no  Assignment  of Mortgage  in favor of the Trustee  will be required to be prepared or  delivered  and instead,  the Servicer  shall take all actions as are  necessary to cause the Trust to be shown as the owner of the related  Mortgage  Loan on the records of MERS for purposes of  the  system  of  recording  transfers  of  beneficial  ownership  of mortgages maintained by MERS;
(iv)  the  originals  of  all  assumption,   modification,   consolidation  or
      extension  agreements,  if any, with evidence of recording  thereon,  if any;

(v)   the original or duplicate  original mortgagee title insurance policy and all riders thereto;

(vi)  the original of any guarantee  executed in connection  with the Mortgage
      Note;

(vii) for each  Mortgage  Loan,  if any,  which is  secured  by a  residential long-term  lease,  a copy  of  the  lease  with  evidence  of  recording indicated  thereon,  or,  if  the  lease  is in  the  process  of  being recorded,  a  photocopy  of the  lease,  certified  by an officer of the respective  prior owner of such Mortgage Loan or by the applicable title
      insurance  company,   closing/settlement/escrow   agent  or  company  or
      closing attorney to be a true and correct copy of the lease  transmitted for recordation;

                                       -26-

(viii)      the  original  of any  security  agreement,  chattel  mortgage  or equivalent document executed in connection with the Mortgage; and

(ix)  for each  Mortgage  Loan secured by Co-op  Shares,  the originals of the following documents or instruments:

(A)   The stock certificate;

(B)   The stock power executed in blank;

(C)   The executed proprietary lease;

(D)   The executed recognition agreement;

(E)   The executed assignment of recognition agreement, if any;

(F)   The  executed  UCC-1  financing  statement  with  evidence of  recording thereon; and

(G)   Executed UCC-3 financing  statements or other  appropriate UCC financing statements  required  by state  law,  evidencing  a  complete  and unbroken  line from the  mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

provided,  however,  that on the Closing Date, with respect to item (iii), the
Depositor has  delivered to the Trustee a copy of such  Assignment of Mortgage in blank and has caused the  Servicer to retain the  completed  Assignment  of
Mortgage  for  recording  as described  below,  unless such  Mortgage has been recorded in the name of MERS or its  designee.  In addition,  if the Depositor is unable to deliver or cause the delivery of any original  Mortgage  Note due to the loss of such original  Mortgage  Note, the Depositor may deliver a copy of such Mortgage Note, together with a lost note affidavit,  and shall thereby be  deemed  to have  satisfied  the  document  delivery  requirements  of this
Section  2.01(b).  As set forth on Exhibit L attached  hereto is a list of all states where  recordation  is required by either  Rating  Agency to obtain the initial  ratings  of the  Certificates.  The  Trustee  may rely  and  shall be protected in relying upon the information contained in such Exhibit L.

            If in connection  with any Mortgage  Loans,  the Depositor  cannot deliver  (A) the  Mortgage,  (B) all  interim  recorded  assignments,  (C) all assumption,  modification,  consolidation or extension agreements,  if any, or
(D) the lender's title policy  (together with all riders  thereto)  satisfying the  requirements  of clause  (ii),  (iii),  (iv) or (v) above,  respectively, concurrently  with the execution and delivery  hereof because such document or documents have not been returned from the applicable  public  recording office in the case of clause (ii),  (iii) or (iv) above,  or because the title policy has not  been  delivered  to  either  the  Servicer  or the  Depositor  by the applicable  title insurer in the case of clause (v) above, the Depositor shall promptly  deliver or cause to be delivered to the Trustee or the  Custodian on behalf of the Trustee,  in the case of clause (ii), (iii) or (iv) above,  such
Mortgage,   such  interim   assignment  or  such   assumption,   modification,
consolidation  or extension  agreement,  as the case may be, with  evidence of recording  indicated  thereon upon receipt  thereof from the public  recording office,  but in no event  shall any such  delivery  of any such  documents  or instruments  be made later than one year  following the Closing Date,  unless, in the case of clause (ii),  (iii) or (iv) above,  there has been a continuing delay at the applicable recording office or, in the case of clause (v),  there has been a continuing  delay at the  applicable  insurer and the Depositor has delivered  the  Officer's  Certificate  to such  effect  to the  Trustee.  The
Depositor  shall forward or cause to be forwarded to the Trustee (1) from time
to  time   additional   original   documents   evidencing   an  assumption  or
modification  of a Mortgage  Loan and (2) any other  documents  required to be delivered by the  Depositor or the Servicer to the Trustee or the Custodian on
the  Trustee's  behalf.  In  the  event  that  the  original  Mortgage  is not delivered and in connection  with the payment in full of the related  Mortgage
Loan  the  public  recording  office  requires  the  presentation  of a  "lost instruments affidavit and indemnity" or any equivalent document,  because only a copy of the Mortgage can be delivered  with the  instrument of  satisfaction or reconveyance,  the Servicer shall prepare,  execute and deliver or cause to be prepared,  executed and delivered,  on behalf of the Trust, such a document to the public recording office.

                                       -27-

            As  promptly  as  practicable  subsequent  to  such  transfer  and assignment,  and in any event,  within 30 days thereafter,  the Servicer shall
(except for any  Mortgage  which has been  recorded in the name of MERS or its designee)  (I) cause  each  Assignment  of  Mortgage  to be in proper form for recording in the  appropriate  public office for real property  records within
30 days of the Closing Date and (II) at the Depositor's  expense,  cause to be delivered  for  recording in the  appropriate  public office for real property records the  Assignments  of the Mortgages to the Trustee,  except that,  with respect to any  Assignment  of a  Mortgage  as to which the  Servicer  has not received the  information  required to prepare such  assignment  in recordable form,  the  Servicer's  obligation  to do so and to deliver  the same for such recording  shall be as soon as practicable  after receipt of such  information and in any event  within 30 days after the receipt  thereof  and, no recording of an  Assignment  of  Mortgage  will be required in a state if either (i) the
Depositor   furnishes  to  the  Trustee  an  unqualified  Opinion  of  Counsel reasonably  acceptable to the Trustee to the effect that  recordation  of such assignment  is not  necessary  under  applicable  state  law to  preserve  the
Trustee's  interest  in the  related  Mortgage  Loan  against the claim of any subsequent  transferee  of such Mortgage Loan or any successor to, or creditor of,  the  Depositor  or the  originator  of such  Mortgage  Loan  or (ii)  the recordation  of an  Assignment  of Mortgage  in such state is not  required by
either  Rating  Agency  in  order  to  obtain  the  initial   ratings  on  the
Certificates on the Closing Date.

            In the case of  Mortgage  Loans that have been  prepaid in full as of the Closing Date, the Depositor,  in lieu of delivering the above documents to the Trustee,  or the  Custodian  on the  Trustee's  behalf,  will cause the
Servicer  to deposit in the  Servicer  Custodial  Account  the portion of such payment that is required to be deposited  in the  Servicer  Custodial  Account pursuant to Section 3.08.

Section 2.02.     Acceptance  by the Trustee of the  Mortgage  Loans.  Subject
to the provisions of the following  paragraph,  the Trustee  declares that it, or the Custodian as its agent, will hold the documents  referred to in Section
2.01 and the other documents  delivered to it constituting the Mortgage Files, and that it will hold such other assets as are  included in the Trust  Estate, in  trust  for the  exclusive  use  and  benefit  of all  present  and  future
Certificateholders.

                                       -28-

            Within  90  days  after  the   execution   and  delivery  of  this
Agreement,  the Trustee  shall review,  or cause the Custodian to review,  the
Mortgage  Files in its  possession.  If,  in the  course of such  review,  the
Trustee or the Custodian finds any document  constituting a part of a Mortgage
File which does not meet the  requirements  of Section 2.01 or is omitted from such Mortgage  File, the Trustee shall promptly so notify the Servicer and the
Depositor,  or shall cause the  Custodian  to promptly so notify the  Servicer and  the  Depositor.  In  performing  any  such  review,  the  Trustee  or the
Custodian  may  conclusively  rely on the  purported  genuineness  of any such document and any signature  thereon.  It is  understood  that the scope of the
Trustee's or the  Custodian's  review of the Mortgage  Files is limited solely to  confirming  that the  documents  listed in Section 2.01 have been received and  further  confirming  that any and all  documents  delivered  pursuant  to
Section  2.01  appear on their  face to have been  executed  and relate to the
Mortgage Loans  identified in the Mortgage Loan Schedule.  Neither the Trustee
nor the Custodian shall have any  responsibility  for determining  whether any document  is  valid  and  binding,  whether  the  text  of any  assignment  or endorsement  is in proper or  recordable  form,  whether any document has been recorded in accordance with the  requirements of any applicable  jurisdiction, or whether a blanket  assignment is permitted in any applicable  jurisdiction.
The Depositor  hereby  covenants  and agrees that it will promptly  correct or cure  such  defect  within 90 days  from the date it was so  notified  of such defect and, if the Depositor  does not correct or cure such defect within such period,  the Depositor  will either (a)  substitute  for the related  Mortgage
Loan a Substitute  Mortgage Loan, which  substitution shall be accomplished in the manner and subject to the  conditions set forth below or (b) purchase such
Mortgage  Loan from the  Trustee  at the  Repurchase  Price for such  Mortgage
Loan;  provided,  however,  that in no event shall such a  substitution  occur more  than two years  from the  Closing  Date;  provided,  further,  that such substitution or repurchase  shall occur within 90 days of when such defect was discovered  if such defect will cause the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code.

            With respect to each Substitute  Mortgage Loan the Depositor shall deliver  to the  Trustee,  for  the  benefit  of the  Certificateholders,  the
Mortgage Note, the Mortgage,  the related  Assignment of Mortgage  (except for any  Mortgage  which has been  recorded in the name of MERS or its  designee), and  such  other  documents  and  agreements  as  are  otherwise  required  by
Section 2.01,  with the Mortgage  Note  endorsed and the Mortgage  assigned as required by Section  2.01.  No  substitution  is  permitted  to be made in any calendar month after the Determination  Date for such month.  Monthly Payments due  with  respect  to any  such  Substitute  Mortgage  Loan in the  month  of substitution  shall not be part of the Trust  Estate and will be  retained  by
the   Depositor.   For   the   month   of   substitution,   distributions   to
Certificateholders  will include the Monthly Payment due for such month on any
Defective  Mortgage Loan for which the Depositor has  substituted a Substitute
Mortgage Loan.

            The  Servicer  shall  amend the  Mortgage  Loan  Schedule  for the benefit of the  Certificateholders  to reflect  the  removal of each  Mortgage
Loan that has become a Defective  Mortgage  Loan and the  substitution  of the
Substitute  Mortgage Loan or Loans and the Servicer  shall deliver the amended
Mortgage  Loan  Schedule  to  the  Trustee  and  the   Custodian.   Upon  such
substitution,  each Substitute  Mortgage Loan shall be subject to the terms of this  Agreement in all  respects,  and the  Depositor  shall be deemed to have made to the Trustee with respect to such  Substitute  Mortgage Loan, as of the date of  substitution,  the  representations  and warranties  made pursuant to
Section  2.04.  Upon any such  substitution  and the  deposit to the  Servicer
Custodial  Account  of  any  required   Substitution   Adjustment  Amount  (as
described in the next  paragraph)  and receipt of a Request for  Release,  the
Trustee shall release, or shall direct the Custodian to release,  the Mortgage
File  relating to such  Defective  Mortgage  Loan to the  Depositor  and shall execute and deliver at the Depositor's  direction such instruments of transfer or assignment  prepared by the Depositor,  in each case without  recourse,  as shall be necessary to vest title in the  Depositor,  or its  designee,  to the
Trustee's  interest in any Defective Mortgage Loan substituted for pursuant to this Section 2.02.

                                       -29-

            For any  month  in which  the  Depositor  substitutes  one or more
Substitute  Mortgage  Loans  for one or more  Defective  Mortgage  Loans,  the amount  (if  any)  by  which  the  aggregate  principal  balance  of all  such
Substitute  Mortgage  Loans as of the date of  substitution  is less  than the aggregate  Stated  Principal  Balance  of all such  Defective  Mortgage  Loans
(after  application  of the principal  portion of the Monthly  Payments due in the month of  substitution)  (the  "Substitution  Adjustment  Amount") plus an amount equal to the  aggregate of any  unreimbursed  Advances  with respect to such Defective Mortgage Loans shall be deposited into the Certificate  Account by the Depositor on or before the Remittance  Date for the  Distribution  Date in the month  succeeding the calendar month during which the related  Mortgage
Loan is required to be purchased or replaced hereunder.

            The Trustee  shall  retain or shall cause the  Custodian to retain possession  and custody of each Mortgage  File in accordance  with and subject to the terms and  conditions  set forth herein.  The Servicer  shall  promptly deliver  to the  Trustee,  upon the  execution  or,  in the case of  documents requiring  recording,  receipt thereof,  the originals of such other documents or  instruments  constituting  the Mortgage  File as come into the  Servicer's possession from time to time.

            It is understood  and agreed that the  obligation of the Depositor to  substitute  for or to purchase any  Mortgage  Loan which does not meet the requirements of Section 2.01 shall constitute the sole remedy  respecting such defect  available  to  the  Trustee  and  any  Certificateholder  against  the
Depositor.

            The Trustee or the Custodian,  on behalf of the Trustee,  shall be under  no duty or  obligation  (i) to  inspect,  review  or  examine  any such documents,  instruments,  certificates  or other papers to determine that they are genuine,  enforceable,  or appropriate for the represented purpose or that they  are  other  than  what  they  purport  to be on  their  face  or (ii) to determine  whether  any  Mortgage  File should  include  any of the  documents specified in Section 2.01(b)(iv), (vi), (vii) and (viii).

Section 2.03.     Representations, Warranties and Covenants of the Servicer.

            The  Servicer  hereby  makes  the  following  representations  and warranties to the Depositor and the Trustee, as of the Closing Date:

(i)   The Servicer is a national banking  association duly organized,  validly existing,  and in good  standing  under the  federal  laws of the United
      States  of  America  and has all  licenses  necessary  to  carry  on its business as now being  conducted and is licensed,  qualified and in good standing in each of the states where a Mortgaged  Property is located if the laws of such state require  licensing or  qualification  in order to conduct  business of the type  conducted by the  Servicer.  The Servicer has power and  authority  to execute and deliver this  Agreement  and to perform in accordance herewith; the execution,  delivery and performance
      of  this  Agreement   (including  all  instruments  of  transfer  to  be
      delivered   pursuant  to  this   Agreement)  by  the  Servicer  and  the
      consummation of the transactions  contemplated hereby have been duly and
      validly   authorized.   This  Agreement,   assuming  due  authorization,
      execution  and  delivery  by the other  parties  hereto,  evidences  the valid,  binding and enforceable  obligation of the Servicer,  subject to
      applicable  law  except  as   enforceability   may  be  limited  by  (A)
      bankruptcy,   insolvency,   liquidation,    receivership,    moratorium,
      reorganization  or other similar laws  affecting the  enforcement of the rights of  creditors  and (B)  general  principles  of  equity,  whether enforcement  is  sought  in a  proceeding  in  equity  or  at  law.  All requisite  corporate  action has been taken by the Servicer to make this
      Agreement  valid and binding  upon the Servicer in  accordance  with its terms.

                                       -30-

(ii)  No  consent,  approval,  authorization  or  order  is  required  for the
      transactions   contemplated   by  this   Agreement   from   any   court,
      governmental  agency or body, or federal or state  regulatory  authority having jurisdiction over the Servicer is required or, if required,  such consent,  approval,  authorization  or order has been or will,  prior to the Closing Date, be obtained.

(iii) The consummation of the transactions  contemplated by this Agreement are in the  ordinary  course of business of the Servicer and will not result in the breach of any term or  provision of the charter or by-laws of the
      Servicer  or  result  in the  breach  of any term or  provision  of,  or
      conflict   with  or   constitute  a  default  under  or  result  in  the
      acceleration of any obligation  under, any agreement,  indenture or loan or credit  agreement  or other  instrument  to which the Servicer or its property  is  subject,  or result  in the  violation  of any law,  rule, regulation,  order,  judgment  or decree to which  the  Servicer  or its property is subject.

(iv)  There is no action,  suit,  proceeding or  investigation  pending or, to the best  knowledge  of the  Servicer,  threatened  against the Servicer which,  either  individually  or in the  aggregate,  would result in any
      material   adverse  change  in  the  business,   operations,   financial
      condition,  properties  or assets of the  Servicer,  or in any  material impairment  of the  right or  ability  of the  Servicer  to carry on its business  substantially  as now  conducted  or  which  would  draw  into question the validity of this  Agreement or the Mortgage Loans or of any action taken or to be taken in connection  with the  obligations  of the
      Servicer  contemplated  herein,  or which  would  materially  impair the ability of the Servicer to perform under the terms of this Agreement.

            The  representations  and warranties made pursuant to this Section
2.03 shall survive  delivery of the  respective  Mortgage Files to the Trustee for the benefit of the Certificateholders.

Section 2.04.     Representations  and  Warranties of the Depositor as to the
Mortgage Loans.

                                       -31-

            The Depositor  hereby  represents and warrants to the Trustee with respect to the Mortgage  Loans or each  Mortgage  Loan, as the case may be, as of the date hereof or such other date set forth  herein that as of the Closing
Date:

(i)   The  information  set forth in the  Mortgage  Loan  Schedule is true and correct in all material respects.

(ii)  There are no delinquent taxes, ground rents,  governmental  assessments, insurance premiums,  leasehold payments,  including  assessments payable in future  installments or other outstanding  charges affecting the lien priority of the related Mortgaged Property.

(iii) The terms of the Mortgage Note and the Mortgage have not been  impaired,
      waived,   altered  or  modified  in  any  respect,   except  by  written
      instruments,  recorded  in the  applicable  public  recording  office if necessary to maintain the lien priority of the Mortgage,  and which have been  delivered  to the  Trustee;  the  substance  of any  such  waiver, alteration  or  modification  has been approved by the insurer under the
      Primary  Insurance  Policy,  if any,  the title  insurer,  to the extent required by the related  policy,  and is reflected on the Mortgage  Loan
      Schedule.  No instrument of waiver,  alteration or modification has been executed,  and no  Mortgagor  has  been  released,  in whole or in part, except  in  connection  with an  assumption  agreement  approved  by the insurer under the Primary  Insurance  Policy, if any, the title insurer, to the extent  required by the policy,  and which  assumption  agreement has been delivered to the Trustee.

(iv)  The  Mortgage  Note and the  Mortgage  are not  subject  to any right of rescission,  set-off,  counterclaim or defense, including the defense of usury,  nor will the  operation of any of the terms of the Mortgage Note and the  Mortgage,  or the  exercise  of any  right  thereunder,  render either the Mortgage Note or the Mortgage  unenforceable,  in whole or in part, or subject to any right of rescission,  set-off,  counterclaim  or
      defense,   including   the  defense  of  usury  and  no  such  right  of
      rescission,  set-off,  counterclaim  or defense has been  asserted  with respect thereto.

(v)   All  buildings  upon the  Mortgaged  Property  are insured by an insurer generally  acceptable to prudent mortgage lending  institutions  against loss by fire,  hazards of extended  coverage  and such other  hazards as are  customary in the area the Mortgaged  Property is located,  pursuant to  insurance  policies  conforming  to the  requirements  of  Customary
      Servicing  Procedures and this  Agreement.  All such insurance  policies contain  a  standard  mortgagee  clause  naming  the  originator  of the
      Mortgage  Loan, its successors and assigns as mortgagee and all premiums thereon  have  been  paid.  If  the  Mortgaged  Property  is in an  area identified on a flood hazard map or flood  insurance  rate map issued by the Federal Emergency  Management Agency as having special flood hazards
      (and such flood  insurance has been made  available),  a flood insurance policy  meeting  the  requirements  of  the  current  guidelines  of the
      Federal  Insurance  Administration is in effect which policy conforms to the requirements of FNMA or FHLMC. The Mortgage  obligates the Mortgagor thereunder to maintain all such  insurance at the  Mortgagor's  cost and expense,  and on the Mortgagor's failure to do so, authorizes the holder of the  Mortgage to maintain  such  insurance  at  Mortgagor's  cost and expense and to seek reimbursement therefor from the Mortgagor.

                                       -32-

(vi)  Any and all  requirements of any federal,  state or local law including, without  limitation,  usury,  truth in lending,  real estate  settlement procedures,  consumer credit  protections,  equal credit  opportunity or disclosure  laws applicable to the origination and servicing of Mortgage
      Loan have been complied with.

(vii) The  Mortgage  has  not  been  satisfied,   canceled,   subordinated  or
      rescinded,  in whole or in part (other than as to Principal  Prepayments in full which may have been  received  prior to the Closing  Date),  and the  Mortgaged  Property  has not  been  released  from  the lien of the
      Mortgage,  in whole or in part,  nor has any  instrument  been  executed that would effect any such  satisfaction,  cancellation,  subordination, rescission or release.

(viii)      The Mortgage is a valid,  existing and  enforceable  first lien on the  Mortgaged  Property,  including all  improvements  on the Mortgaged
      Property  subject  only to (A) the lien of current real  property  taxes and assessments not yet due and payable,  (B) covenants,  conditions and restrictions,  rights of way,  easements and other matters of the public record as of the date of recording being  acceptable to mortgage lending institutions  generally  and  specifically  referred to in the  lender's title insurance  policy delivered to the originator of the Mortgage Loan and which do not adversely  affect the Appraised  Value of the Mortgaged
      Property,  (C) if the Mortgaged  Property consists of Co-op Shares,  any lien for amounts due to the cooperative  housing  corporation for unpaid assessments  or  charges  or any  lien of any  assignment  of  rents  or
      maintenance   expenses  secured  by  the  real  property  owned  by  the cooperative  housing  corporation,  and (D) other  matters to which like properties are commonly  subject which do not materially  interfere with the benefits of the security  intended to be provided by the Mortgage or the use,  enjoyment,  value or  marketability  of the related  Mortgaged
      Property.  Any  security  agreement,   chattel  mortgage  or  equivalent
      document  related to and delivered in connection  with the Mortgage Loan establishes  and creates a valid,  existing and  enforceable  first lien and first priority security  interest on the property  described therein and the  Depositor has the full right to sell and assign the same to the
      Trustee.

(ix)  The Mortgage  Note and the related  Mortgage are genuine and each is the legal,  valid and binding  obligation of the maker thereof,  enforceable in accordance with its terms except as enforceability  may be limited by
      (A)  bankruptcy,  insolvency,  liquidation,   receivership,  moratorium,
      reorganization  or other similar laws  affecting the  enforcement of the rights of  creditors  and (B)  general  principles  of  equity,  whether enforcement is sought in a proceeding in equity or at law.

(x)   All parties to the Mortgage Note and the Mortgage had legal  capacity to enter into the  Mortgage  Loan and to execute and  deliver the  Mortgage
      Note and the Mortgage,  and the Mortgage Note and the Mortgage have been duly and properly executed by such parties.

(xi)  The  proceeds of the Mortgage  Loan have been fully  disbursed to or for the  account  of the  Mortgagor  and  there  is no  obligation  for  the
      Mortgagee  to  advance  additional  funds  thereunder  and  any  and all requirements  as to completion  of any on-site or off-site  improvements and as to  disbursements of any escrow funds therefor have been complied with.  All costs fees and  expenses  incurred  in making or closing  the
      Mortgage Loan and the recording of the Mortgage have been paid,  and the
      Mortgagor  is not  entitled to any refund of any amounts  paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage.

                                       -33-

(xii) To the best of the  Depositor's  knowledge,  all parties  which have had any  interest in the  Mortgage  Loan,  whether as  mortgagee,  assignee, pledgee or otherwise,  are (or, during the period in which they held and disposed  of  such  interest,  were)  in  compliance  with  any  and all applicable  "doing  business" and licensing  requirements of the laws of the state wherein the Mortgaged Property is located.

(xiii)      The Mortgage Loan is covered by an ALTA lender's  title  insurance policy,  acceptable  to  FNMA  or  FHLMC,  issued  by  a  title  insurer acceptable  to  FNMA  or  FHLMC  and  qualified  to do  business  in the jurisdiction where the Mortgaged Property is located,  insuring (subject to the exceptions  contained in (viii)(A) and (B) above) the Seller, its successors  and assigns as to the first priority lien of the Mortgage in the original  principal  amount of the Mortgage  Loan.  The Depositor is the sole  insured of such  lender's  title  insurance  policy,  and such lender's title insurance  policy is in full force and effect and will be in full  force and  effect  upon the  consummation  of the  transactions contemplated  by this  Agreement.  No claims  have been made  under such lender's title insurance policy,  and the Depositor has not done, by act or omission,  anything  which would impair the coverage of such lender's title insurance policy.

(xiv) There  is  no  default,  breach,  violation  or  event  of  acceleration existing  under the  Mortgage or the  Mortgage  Note and no event which, with the passage of time or with notice and the  expiration of any grace or cure period, would constitute a default,  breach,  violation or event of  acceleration,  and the Seller has not  waived any  default,  breach, violation or event of acceleration.

(xv)  As of the date of origination  of the Mortgage  Loan,  there had been no mechanics' or similar liens or claims filed for work,  labor or material
      (and no rights  are  outstanding  that under law could give rise to such lien)  affecting  the relating  Mortgaged  Property  which are or may be liens  prior to, or equal or  coordinate  with,  the lien of the related
      Mortgage.

(xvi) All  improvements  which were  considered in  determining  the Appraised
      Value  of  the  related   Mortgaged   Property  lay  wholly  within  the
      boundaries  and building  restriction  lines of the Mortgaged  Property, and no improvements on adjoining  properties encroach upon the Mortgaged
      Property.

(xvii)      The Mortgage Loan was  originated by a commercial  bank or similar banking  institution  which is  supervised  and examined by a federal or state authority, or by a mortgagee approved by the Secretary of HUD.

                                       -34-

(xviii)     Principal  payments on the  Mortgage  Loan  commenced no more than sixty days after the  proceeds  of the  Mortgaged  Loan were  disbursed.
      The  Mortgage  Loans are 30-year  fixed rate  mortgage  loans  having an original  term to  maturity  of not more  than 30 years,  with  interest payable in arrears on the first day of the  month.  Each  Mortgage  Note requires a monthly  payment which is  sufficient  to fully  amortize the original  principal  balance over the  original  term thereof and to pay interest at the related  Mortgage  Interest Rate. The Mortgage Note does not permit negative amortization.

(xix) There  is no  proceeding  pending  or,  to  the  Depositor's  knowledge, threatened  for the  total  or  partial  condemnation  of the  Mortgaged
      Property and such  property is in good repair and is undamaged by waste, fire, earthquake or earth movement,  windstorm,  flood, tornado or other casualty,  so as to affect adversely the value of the Mortgaged Property as  security  for the  Mortgage  Loan or the use for which the  premises were intended.

(xx)  The  Mortgage  and  related   Mortgage   Note  contain   customary   and
      enforceable  provisions such as to render the rights and remedies of the holder  thereof  adequate  for the  realization  against  the  Mortgaged
      Property of the benefits of the  security  provided  thereby,  including
      (A) in  the  case  of a  Mortgage  designated  as a deed  of  trust,  by trustee's sale, and (B) otherwise by judicial  foreclosure.  To the best of the Depositor's  knowledge,  following the date of origination of the
      Mortgage  Loan,  the  Mortgaged  Property  has not been  subject  to any bankruptcy  proceeding or  foreclosure  proceeding and the Mortgagor has not filed for protection under  applicable  bankruptcy laws. There is no homestead or other  exemption or right available to the Mortgagor or any other person which would  interfere with the right to sell the Mortgaged
      Property at a trustee's sale or the right to foreclose the Mortgage.

(xxi) The Mortgage Note and Mortgage are on forms acceptable to FNMA or FHLMC.

(xxii)      The  Mortgage  Note  is  not  and  has  not  been  secured  by any collateral  except  the  lien  of  the  corresponding  Mortgage  on  the
      Mortgaged Property and the security interest of any applicable  security agreement or chattel mortgage referred to in (viii) above.

(xxiii)     The Mortgage File  contains an appraisal of the related  Mortgaged
      Property,  in a form  acceptable  to FNMA or FHLMC  and  such  appraisal complies  with the  requirements  of  FIRREA,  and was made and  signed, prior to the approval of the Mortgage Loan  application,  by a Qualified
      Appraiser.

(xxiv)      In the event the Mortgage  constitutes a deed of trust, a trustee, duly qualified under  applicable law to serve as such, has been properly designated and currently so serves,  and no fees or expenses are or will become  payable by the Trustee to the  trustee  under the deed of trust, except  in  connection  with  a  trustee's  sale  after  default  by the
      Mortgagor.

                                       -35-

(xxv) No Mortgage Loan is a graduated  payment mortgage loan, no Mortgage Loan has a shared appreciation or other contingent  interest feature,  and no
      Mortgage Loan contains any "buydown" provision.

(xxvi)      The Mortgagor has received all  disclosure  materials  required by applicable  law with respect to the making of mortgage loans of the same
      type  as  the  Mortgage  Loan  and  rescission   materials  required  by
      applicable law if the Mortgage Loan is a Refinance Mortgage Loan.

(xxvii)     Each Mortgage Loan with a  Loan-to-Value  Ratio at  origination in excess of 80% will be subject to a Primary Insurance  Policy,  issued by an insurer  acceptable  to FNMA or FHLMC,  which insures that portion of the  Mortgage  Loan in excess of the portion of the  Appraised  Value of the  Mortgaged  Property  required  by  FNMA.  All  provisions  of  such
      Primary  Insurance  Policy have been and are being complied  with,  such policy is in full force and  effect,  and all  premiums  due  thereunder have been  paid.  Any  Mortgage  subject to any such  Primary  Insurance
      Policy  obligates  the Mortgagor  thereunder to maintain such  insurance and to pay all  premiums  and charges in  connection  therewith at least until  Loan-to-Value Ratio of such Mortgage Loan is reduced to less than
      80%. The Mortgage  Interest  Rate for the Mortgage Loan does not include any such insurance premium.

(xxviii)    To the  best  of the  Depositor's  knowledge  as of  the  date  of origination  of  the  Mortgage  Loan,  (A)  the  Mortgaged  Property  is
      lawfully  occupied under applicable law, (B) all  inspections,  licenses and  certificates  required  to be made or issued  with  respect  to all occupied  portions of the  Mortgaged  Property  and, with respect to the
      use  and   occupancy  of  the  same,   including   but  not  limited  to
      certificates  of  occupancy,   have  been  made  or  obtained  from  the
      appropriate  authorities  and (C) no  improvement  located on or part of the Mortgaged Property is in violation of any zoning law or regulation.

(xxix)      The  Assignment  of Mortgage  (except with respect to any Mortgage that  has  been  recorded  in the  name of MERS or its  designee)  is in recordable  form and is acceptable  for recording  under the laws of the jurisdiction in which the Mortgaged Property is located.

(xxx) All  payments  required  to be made prior to the  Cut-Off  Date for such
      Mortgage  Loan under the terms of the  Mortgage  Note have been made and no Mortgage  Loan has been more than 30 days  delinquent  more than once in the twelve month period immediately prior to the Cut-Off Date.

(xxxi)      With respect to each Mortgage  Loan,  the Depositor or Servicer is in  possession  of a complete  Mortgage  File  except for the  documents which have been  delivered  to the Trustee or which have been  submitted for recording and not yet returned.

(xxxii)     Immediately  prior to the  transfer  and  assignment  contemplated herein,  the  Depositor  was the sole owner and  holder of the  Mortgage
      Loans.   The  Mortgage  Loans  were  not  assigned  or  pledged  by  the
      Depositor and the Depositor had good and marketable  title thereto,  and the Depositor had full right to transfer and sell the Mortgage  Loans to the Trustee free and clear of any encumbrance,  participation  interest, lien, equity,  pledge, claim or security interest and had full right and authority  subject to no interest or participation in, or agreement with any other party to sell or otherwise transfer the Mortgage Loans.

                                       -36-

(xxxiii)    Any  future  advances  made  prior to the  Cut-Off  Date have been consolidated  with  the  outstanding  principal  amount  secured  by the
      Mortgage,  and the secured principal  amount,  as consolidated,  bears a single  interest  rate  and  single  repayment  term.  The  lien  of the
      Mortgage  securing  the  consolidated   principal  amount  is  expressly
      insured as having first lien priority by a title  insurance  policy,  an
      endorsement  to  the  policy  insuring  the   mortgagee's   consolidated
      interest or by other title  evidence  acceptable to FNMA and FHLMC.  The consolidated  principal  amount does not exceed the  original  principal amount of the Mortgage Loan.

(xxxiv)     The  Mortgage  Loan  was   underwritten  in  accordance  with  the
      applicable  Underwriting Guidelines in effect at the time of origination with exceptions thereto exercised in a reasonable manner.

(xxxv)      If the Mortgage Loan is secured by a long-term  residential lease,
      (1) the lessor under the lease holds a fee simple  interest in the land;
      (2) the terms of such  lease  expressly  permit  the  mortgaging  of the leasehold  estate,  the  assignment  of the lease  without the  lessor's consent and the  acquisition by the holder of the Mortgage of the rights of the lessee upon  foreclosure  or assignment in lieu of foreclosure or
      provide  the  holder  of  the  Mortgage   with   substantially   similar
      protections;  (3)  the  terms  of  such  lease  do  not  (a)  allow  the termination  thereof upon the lessee's default without the holder of the
      Mortgage  being entitled to receive  written notice of, and  opportunity to cure,  such default,  (b) allow the  termination  of the lease in the event of damage or  destruction as long as the Mortgage is in existence,
      (c)  prohibit  the  holder  of  the  Mortgage  from  being  insured  (or receiving  proceeds of insurance)  under the hazard  insurance policy or policies  relating to the Mortgaged  Property or (d) permit any increase in the  rent  other  than  pre-established  increases  set  forth in the lease;  (4) the  original  term of such lease in not less than 15 years;
      (5) the term of such lease does not  terminate  earlier  than five years after the maturity  date of the  Mortgage  Note;  and (6) the  Mortgaged
      Property  is located  in a  jurisdiction  in which the use of  leasehold estates in transferring  ownership in residential properties is a widely accepted practice.

(xxxvi)     The Mortgaged  Property is located in the state  identified in the
      Mortgage  Loan Schedule and consists of a parcel of real property with a
      detached  single  family  residence  erected  thereon,   or  a  two-  to
      four-family  dwelling,   or  an  individual   condominium  unit,  or  an
      individual  unit in a  planned  unit  development,  or,  in the  case of
      Mortgage Loans secured by Co-op Shares,  leases or occupancy agreements;
      provided,   however,  that  any  condominium  project  or  planned  unit
      development   generally   conforms  with  the  applicable   Underwriting
      Guidelines  regarding such dwellings,  and no residence or dwelling is a mobile home or a manufactured dwelling.

(xxxvii)    The Depositor  used no adverse  selection  procedures in selecting the Mortgage Loan for inclusion in the Trust Estate.

                                       -37-

(xxxviii)   Each   Mortgage   Loan   is   a   "qualified    mortgage"   within
      Section 860G(a)(3) of the Code.

(xxxix)     With  respect to each  Mortgage  where a lost note  affidavit  has been  delivered  to the Trustee in place of the related  Mortgage  Note, the related Mortgage Note is no longer in existence.

            Notwithstanding  the foregoing,  no  representations or warranties are made by the Depositor as to the  environmental  condition of any Mortgaged
Property;  the absence,  presence or effect of  hazardous  wastes or hazardous substances  on  any  Mortgaged  Property;  any  casualty  resulting  from  the presence or effect of  hazardous  wastes or hazardous  substances  on, near or emanating from any Mortgaged  Property;  the impact on  Certificateholders  of any environmental  condition or presence of any hazardous substance on or near any Mortgaged  Property;  or the compliance of any Mortgaged Property with any environmental  laws, nor is any agent,  Person or entity otherwise  affiliated with  the  Depositor  authorized  or  able to make  any  such  representation, warranty or assumption of liability  relative to any  Mortgaged  Property.  In addition,  no  representations  or warranties  are made by the Depositor  with respect to the absence or effect of fraud in the  origination  of any Mortgage
Loan.

            It  is  understood  and  agreed  that  the   representations   and
warranties  set forth in this  Section  2.04  shall  survive  delivery  of the respective  Mortgage  Files to the Trustee or the Custodian and shall inure to the benefit of the  Trustee,  notwithstanding  any  restrictive  or  qualified endorsement or assignment.

            Upon discovery by either the Depositor,  the Servicer, the Trustee or the Custodian that any of the  representations  and warranties set forth in this Section 2.04 is not accurate  (referred to herein as a "breach") and that
such  breach   materially   and   adversely   affects  the  interests  of  the
Certificateholders  in the related  Mortgage Loan, the party  discovering such breach shall give prompt  written  notice to the other parties (any  Custodian being  so  obligated  under a  Custodial  Agreement);  provided  that any such breach that causes the Mortgage Loan not to be a "qualified  mortgage"  within the meaning of Section  860G(a)(3)  of the Code shall be deemed to  materially and adversely affect the interests of the  Certificateholders.  Within 90 days of its  discovery or its receipt of notice of any such breach,  the  Depositor shall  cure  such  breach  in  all  material  respects  or  shall  either  (i)
repurchase the Mortgage Loan or any property  acquired in respect thereof from the  Trustee at a price  equal to the  Repurchase  Price or (ii) if within two years of the Closing  Date,  substitute  for such  Mortgage Loan in the manner described  in  Section  2.02;  provided  that if the  breach  would  cause the
Mortgage  Loan to be other than a  "qualified  mortgage" as defined in Section
860G(a)(3) of the Code, any such repurchase or substitution  must occur within
90 days from the date the breach was discovered.  The Repurchase  Price of any repurchase  described  in  this  paragraph  and  the  Substitution  Adjustment
Amount,  if  any,  shall  be  deposited  in  the  Certificate  Account.  It is understood  and agreed that the  obligation  of the Depositor to repurchase or substitute  for any  Mortgage  Loan or  Mortgaged  Property as to which such a breach  has  occurred  and is  continuing  shall  constitute  the sole  remedy respecting such breach available to  Certificateholders,  or to the Trustee on
behalf  of  Certificateholders,   and  such  obligation  shall  survive  until
termination of the Trust hereunder.

                                       -38-

Section 2.05.     Designation  of  Interests  in  the  REMIC.   The  Depositor
hereby  designates the Classes of Class A  Certificates  (other than the Class
A-R and Class A-LR  Certificates)  and the Classes of Class B Certificates  as
classes of "regular  interests"  and the Class A-R  Certificate  as the single class of "residual  interest" in the Upper-Tier REMIC for the purposes of Code
Sections  860G(a)(1)  and  860G(a)(2),   respectively.  The  Depositor  hereby
further  designates the Class A-L1 Interest,  Class A-L3 Interest,  Class A-L4
Interest,  Class A-LPO Interest,  Class A-LUR Interest, Class A-LWIO Interest,
Class B-L1  Interest,  Class B-L2 Interest,  Class B-L3  Interest,  Class B-L4
Interest,  Class B-L5  Interest and Class B-L6 Interest as classes of "regular interests"  and the Class A-LR  Certificate  as the single  class of "residual
interest"  in  the  Lower-Tier   REMIC  for  the  purposes  of  Code  Sections
860G(a)(1) and 860G(a)(2), respectively.

Section 2.06.     Designation  of Start-up  Day.  The  Closing  Date is hereby designated  as the  "start-up  day"  of  each  of  the  Upper-Tier  REMIC  and
Lower-Tier REMIC within the meaning of Section 860G(a)(9) of the Code.

Section 2.07.     REMIC  Certificate  Maturity  Date.  Solely for  purposes of satisfying  Section  1.860G-1(a)(4)(iii)  of  the  Treasury  Regulations,  the
"latest  possible  maturity  date" of the regular  interests in the Upper-Tier
REMIC and Lower-Tier REMIC is [______], 20 .

Section 2.08.     Execution  and  Delivery  of  Certificates.  The Trustee (i)
acknowledges   the  issuance  of  and  hereby   declares  that  it  holds  the
Uncertificated  Lower-Tier Interests on behalf of the Upper-Tier REMIC and the
Certificateholders  and (ii) has  executed and  delivered to or upon the order of the  Depositor,  in  exchange  for the  Mortgage  Loans and  Uncertificated
Lower-Tier   Interests   together  with  all  other  assets  included  in  the
definition  of  "Trust  Estate,"  receipt  of  which is  hereby  acknowledged,
Certificates   in   authorized   denominations   which,   together   with  the
Uncertificated  Lower-Tier  Interests,  evidence ownership of the entire Trust
Estate.

                                  ARTICLE III

                         ADMINISTRATION AND SERVICING
                              OF MORTGAGE LOANS

Section 3.01.     Servicer  to Service  Mortgage  Loans.  For and on behalf of
the  Certificateholders,   the  Servicer  shall  service  and  administer  the
Mortgage Loans, all in accordance with the terms of this Agreement,  Customary
Servicing  Procedures,  applicable law and the terms of the Mortgage Notes and
Mortgages.   In  connection  with  such  servicing  and  administration,   the
Servicer  shall have full power and  authority,  acting alone  and/or  through
Subservicers  as provided in Section  3.02,  to do or cause to be done any and all things that it may deem  necessary or desirable  in  connection  with such servicing  and  administration  including,  but not  limited to, the power and authority,  subject to the terms hereof, (a) to execute and deliver, on behalf of the Certificateholders  and the Trustee,  customary consents or waivers and other instruments and documents,  (b) to consent, with respect to the Mortgage
Loans it services,  to transfers of any Mortgaged  Property and assumptions of the Mortgage Notes and related  Mortgages (but only in the manner  provided in this Agreement),  (c) to collect any Insurance  Proceeds and other Liquidation
Proceeds  relating to the Mortgage  Loans it services,  and (d) to  effectuate foreclosure  or other  conversion of the  ownership of the Mortgaged  Property securing any Mortgage  Loan it services.  The  Servicer  shall  represent  and protect the  interests  of the Trust in the same manner as it protects its own interests in mortgage  loans in its own portfolio in any claim,  proceeding or litigation  regarding  a  Mortgage  Loan  and  shall  not make or  permit  any modification,  waiver or amendment of any term of any Mortgage Loan, except as provided  pursuant to Section  3.19.  Without  limiting the  generality of the foregoing,  the Servicer, in its own name or in the name of any Subservicer or the  Depositor  and the Trustee,  is hereby  authorized  and  empowered by the
Depositor and the Trustee,  when the Servicer or any Subservicer,  as the case may be,  believes it appropriate in its  reasonable  judgment,  to execute and deliver, on behalf of the Trustee, the Depositor,  the  Certificateholders  or
any of them, any and all instruments of satisfaction  or  cancellation,  or of partial or full release or discharge,  and all other  comparable  instruments, with  respect  to the  Mortgage  Loans it  services,  and with  respect to the related Mortgaged  Properties held for the benefit of the  Certificateholders.
The Servicer  shall  prepare and deliver to the  Depositor  and/or the Trustee such documents  requiring  execution and delivery by either or both of them as are necessary or  appropriate to enable the Servicer to service and administer the  Mortgage  Loans  it  services  to the  extent  that the  Servicer  is not permitted  to execute and deliver  such  documents  pursuant to the  preceding sentence.  Upon receipt of such documents,  the Depositor  and/or the Trustee, upon the direction of the Servicer,  shall promptly execute such documents and deliver them to the Servicer.

                                       -39-

            In accordance with the standards of the preceding  paragraph,  the
Servicer  shall  advance or cause to be advanced  funds as  necessary  for the purpose of effecting  the payment of taxes and  assessments  on the  Mortgaged
Properties  relating  to the  Mortgage  Loans  it  services,  which  Servicing
Advances shall be reimbursable in the first instance from related  collections from the  Mortgagors  pursuant  to Section  3.09,  and  further as provided in
Section 3.11.  The costs  incurred by the  Servicer,  if any, in effecting the timely  payments of taxes and  assessments  on the  Mortgaged  Properties  and related insurance  premiums shall not, for the purpose of calculating  monthly distributions  to the  Certificateholders,  be added to the  Stated  Principal
Balances  of the related  Mortgage  Loans,  notwithstanding  that the terms of such Mortgage Loans so permit.

            The  relationship  of the  Servicer  (and of any  successor to the
Servicer  as  servicer  under  this  Agreement)  to  the  Trustee  under  this
Agreement is intended by the parties to be that of an  independent  contractor and not that of a joint venturer, partner or agent.

Section 3.02.     Subservicing; Enforcement of the Obligations of Servicer.

            (a)   The  Servicer  may  arrange  for  the  subservicing  of  any
Mortgage  Loan  it  services  by a  Subservicer  pursuant  to  a  Subservicing
Agreement;  provided,  however,  that such  subservicing  arrangement  and the terms of the related Subservicing  Agreement must provide for the servicing of such Mortgage  Loan in a manner  consistent  with the  servicing  arrangements contemplated  hereunder.  Notwithstanding  the provisions of any  Subservicing
Agreement,  any of the provisions of this Agreement  relating to agreements or arrangements  between the Servicer and a  Subservicer  or reference to actions taken through a Subservicer or otherwise,  the Servicer shall remain obligated and liable to the Depositor,  the Trustee and the  Certificateholders  for the
servicing and  administration  of the Mortgage Loans it services in accordance with the provisions of this Agreement  without  diminution of such  obligation or liability by virtue of such  Subservicing  Agreements or arrangements or by virtue of  indemnification  from the  Subservicer  and to the same  extent and under the same terms and  conditions as if the Servicer  alone were  servicing and  administering  those  Mortgage  Loans.  All  actions of each  Subservicer performed  pursuant to the related  Subservicing  Agreement shall be performed as agent of the  Servicer  with the same  force  and  effect  as if  performed directly by the Servicer.

                                       -40-

            (b)   For  purposes  of this  Agreement,  the  Servicer  shall  be deemed to have received any  collections,  recoveries or payments with respect to  the  Mortgage  Loans  it  services  that  are  received  by a  Subservicer regardless  of whether such  payments are remitted by the  Subservicer  to the
Servicer.

            (c)   As  part  of  its  servicing   activities   hereunder,   the
Servicer,  for the benefit of the Trustee  and the  Certificateholders,  shall
use  its  best   reasonable   efforts  to  enforce  the  obligations  of  each
Subservicer engaged by the Servicer under the related Subservicing  Agreement, to the extent that the  non-performance  of any such  obligation  would have a material and adverse effect on a Mortgage Loan. Such  enforcement,  including,
without   limitation,   the  legal  prosecution  of  claims,   termination  of
Subservicing  Agreements and the pursuit of other appropriate remedies,  shall be in such  form and  carried  out to such an  extent  and at such time as the
Servicer,  in its good faith  business  judgment,  would  require  were it the owner of the  related  Mortgage  Loans.  The  Servicer  shall pay the costs of such  enforcement  at its own expense,  and shall be reimbursed  therefor only
(i) from a general recovery  resulting from such enforcement to the extent, if any,  that such  recovery  exceeds  all  amounts due in respect of the related
Mortgage  Loan  or  (ii)  from a  specific  recovery  of  costs,  expenses  or attorneys fees against the party against whom such enforcement is directed.

            (d)   Any  Subservicing  Agreement  entered  into by the  Servicer shall  provide that it may be assumed or  terminated  by the  Trustee,  if the
Trustee has assumed the duties of the Servicer,  or any successor Servicer, at the Trustee's or successor  Servicer's option, as applicable,  without cost or obligation to the assuming or terminating party or the Trust Estate,  upon the assumption  by such  party of the  obligations  of the  Servicer  pursuant  to
Section 8.05.

            Any  Subservicing   Agreement,   and  any  other  transactions  or
services  relating to the Mortgage  Loans  involving a  Subservicer,  shall be deemed to be between the Servicer and such Subservicer  alone, and the Trustee and the Certificateholders  shall not be deemed parties thereto and shall have no  claims  or  rights  of  action  against,  rights,  obligations,  duties or liabilities to or with respect to the  Subservicer or its officers,  directors or employees, except as set forth in Section 3.01.

Section 3.03.     Fidelity Bond; Errors and Omissions Insurance.

            The  Servicer  shall  maintain,  at its  own  expense,  a  blanket fidelity  bond and an  errors  and  omissions  insurance  policy,  with  broad coverage on all officers,  employees or other  persons  acting in any capacity requiring such persons to handle funds,  money,  documents or papers  relating to the Mortgage  Loans it services.  These  policies  must insure the Servicer against losses  resulting  from dishonest or fraudulent  acts committed by the
Servicer's  personnel,  any  employees  of  outside  firms that  provide  data processing  services for the  Servicer,  and temporary  contract  employees or student  interns.  Such  fidelity  bond  shall  also  protect  and  insure the
Servicer  against losses in connection  with the release or  satisfaction of a
Mortgage  Loan without  having  obtained  payment in full of the  indebtedness secured  thereby.  No provision of this Section 3.03  requiring  such fidelity bond and  errors  and  omissions  insurance  shall  diminish  or  relieve  the
Servicer from its duties and obligations as set forth in this  Agreement.  The minimum  coverage  under any such bond and insurance  policy shall be at least equal to the  corresponding  amounts  required  by FNMA in the FNMA  Servicing
Guide or by FHLMC in the FHLMC  Sellers'  &  Servicers'  Guide,  as amended or restated  from  time to  time,  or in an  amount  as may be  permitted  to the
Servicer by express waiver of FNMA or FHLMC.

                                       -41-

Section 3.04.     Access to Certain Documentation.

            The  Servicer  shall  provide  to the  OTS  and  the  FDIC  and to
comparable   regulatory   authorities   supervising   Holders  of  Subordinate
Certificates  and the  examiners and  supervisory  agents of the OTS, the FDIC
and  such  other  authorities,   access  to  the  documentation   required  by
applicable  regulations  of the OTS and the FDIC with  respect to the Mortgage
Loans.   Such  access  shall  be  afforded  without  charge,   but  only  upon
reasonable and prior written  request and during normal  business hours at the offices  designated by the Servicer.  Nothing in this Section 3.04 shall limit the  obligation of the Servicer to observe any  applicable law and the failure of the  Servicer  to provide  access as  provided  in this  Section  3.04 as a result of such obligation shall not constitute a breach of this Section 3.04.

Section 3.05.     Maintenance of Primary Mortgage Insurance Policy; Claims.

            With respect to each Mortgage Loan with a  Loan-to-Value  Ratio in excess of 80% or such other  Loan-to-Value  Ratio as may be  required  by law, the Servicer  responsible for servicing such Mortgage Loan shall,  without any cost to the Trust Estate,  maintain or cause the Mortgagor to maintain in full force and  effect a Primary  Insurance  Policy  insuring  that  portion of the
Mortgage   Loan  in  excess  of  a   percentage   in   conformity   with  FNMA
requirements.  The Servicer  shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, at least until the  Loan-to-Value  Ratio of such Mortgage Loan is reduced to 80% or such other  Loan-to-Value Ratio as may be  required by law.  If such  Primary  Insurance  Policy is  terminated,  the
Servicer shall obtain from another  insurer a comparable  replacement  policy, with a total  coverage  equal to the  remaining  coverage  of such  terminated
Primary  Insurance  Policy.  If  the  insurer  shall  cease  to be an  insurer acceptable  to FNMA,  the  Servicer  shall  notify the Trustee in writing,  it being  understood  that the  Servicer  shall  not have any  responsibility  or liability  for any failure to recover under the Primary  Insurance  Policy for such reason.  If the Servicer  determines  that  recoveries  under the Primary
Insurance  Policy are  jeopardized by the financial  condition of the insurer, the Servicer  shall obtain from another  insurer which meets the  requirements of this Section 3.05 a replacement  insurance  policy.  The Servicer shall not take any action that would result in noncoverage under any applicable  Primary
Insurance Policy of any loss that, but for the actions of the Servicer,  would
have  been  covered   thereunder.   In  connection   with  any  assumption  or
substitution  agreement entered into or to be entered into pursuant to Section
3.13,  the  Servicer  shall  promptly  notify the  insurer  under the  related
Primary  Insurance  Policy,  if any, of such  assumption  or  substitution  of liability in accordance  with the terms of such Primary  Insurance  Policy and shall take all actions  which may be  required by such  insurer as a condition to the continuation of coverage under such Primary  Insurance  Policy. If such
Primary  Insurance  Policy is  terminated  as a result of such  assumption  or substitution  of liability,  the Servicer  shall obtain a replacement  Primary
Insurance Policy as provided above.

                                       -42-

            In  connection  with its  activities  as  servicer,  the  Servicer agrees to prepare  and  present,  on behalf of  itself,  the  Trustee  and the
Certificateholders,  claims to the insurer under any Primary  Insurance Policy in a timely  fashion in  accordance  with the terms of such Primary  Insurance
Policy  and, in this  regard,  to take such  action as shall be  necessary  to permit  recovery  under any Primary  Insurance  Policy  respecting a defaulted
Mortgage  Loan.  Pursuant to Section  3.09(a),  any amounts  collected  by the
Servicer under any Primary  Insurance Policy shall be deposited in the related
Escrow Account, subject to withdrawal pursuant to Section 3.09(b).

            The Servicer will comply with all  provisions of applicable  state and federal law relating to the  cancellation  of, or  collection  of premiums with respect to, Primary Mortgage  Insurance,  including,  but not limited to, the provisions of the Homeowners  Protection Act of 1998, and all  regulations promulgated thereunder, as amended from time to time.

Section 3.06.     Rights of the  Depositor  and the Trustee in Respect of the
Servicer.

            The  Depositor   may,  but  is  not  obligated  to,   enforce  the
obligations  of the  Servicer  hereunder  and may,  but is not  obligated  to, perform,  or cause a designee  to perform,  any  defaulted  obligation  of the
Servicer  hereunder and in connection  with any such  defaulted  obligation to exercise  the related  rights of the  Servicer  hereunder;  provided  that the
Servicer shall not be relieved of any of its  obligations  hereunder by virtue of such  performance  by the  Depositor or its  designee.  Neither the Trustee nor the Depositor  shall have any  responsibility  or liability for any action or failure to act by the  Servicer  nor shall the Trustee or the  Depositor be obligated to supervise the performance of the Servicer hereunder or otherwise.

            Any  Subservicing  Agreement  that  may be  entered  into  and any
transactions   or  services   relating  to  the  Mortgage  Loans  involving  a
Subservicer  in its  capacity  as such  shall  be  deemed  to be  between  the
Subservicer  and the Servicer  alone,  and the Trustee and  Certificateholders shall  not be  deemed  parties  thereto  and  shall  have no  claims,  rights, obligations,  duties or liabilities with respect to the Subservicer  except as set forth in Section  3.07.  The Servicer  shall be solely liable for all fees owed  by it  to  any  Subservicer,  irrespective  of  whether  the  Servicer's compensation pursuant to this Agreement is sufficient to pay such fees.

Section 3.07.     Trustee to Act as Servicer.

            If the  Servicer  shall for any  reason no longer be the  Servicer hereunder  (including  by reason of an Event of  Default),  the Trustee  shall thereupon assume,  if it so elects,  or shall appoint a successor  Servicer to assume,  all of the rights and obligations of the Servicer  hereunder  arising thereafter  (except that the Trustee shall not be (a) liable for losses of the
Servicer  pursuant to Section 3.12 or any acts or omissions of the predecessor
Servicer  hereunder,  (b) obligated to make Advances if it is prohibited  from doing so by applicable law or (c) deemed to have made any  representations and warranties of the Servicer  hereunder).  Any such assumption  shall be subject to  Section  7.02.  If the  Servicer  shall  for any  reason  no longer be the
Servicer  (including  by reason of any Event of  Default),  the Trustee or the successor  Servicer may elect to succeed to any rights and  obligations of the
Servicer under each Subservicing  Agreement or may terminate each Subservicing
Agreement.  If it has  elected  to  assume  the  Subservicing  Agreement,  the
Trustee or the successor  Servicer  shall be deemed to have assumed all of the
Servicer's  interest  therein and to have  replaced the Servicer as a party to any  Subservicing  Agreement  entered into by the Servicer as  contemplated by
Section  3.02 to the same  extent as if the  Subservicing  Agreement  had been assigned to the assuming  party except that the Servicer shall not be relieved of any liability or obligations under any such Subservicing Agreement.

                                       -43-

            The Servicer that is no longer the Servicer  hereunder shall, upon request of the  Trustee,  but at the expense of the  Servicer,  deliver to the assuming  party  all  documents  and  records  relating  to each  Subservicing
Agreement or substitute  servicing agreement and the Mortgage Loans then being serviced  thereunder and an accounting of amounts  collected or held by it and otherwise  use its best efforts to effect the orderly and  efficient  transfer of such substitute Subservicing Agreement to the assuming party.

Section 3.08.     Collection of Mortgage Loan  Payments;  Servicer  Custodial
Account; Certificate Account; and Upper-Tier Certificate Account.

            (a)   Continuously  from the date hereof until the  principal  and interest on all Mortgage  Loans are paid in full,  the  Servicer  will proceed diligently,  in accordance  with this  Agreement,  to collect all payments due under each of the  Mortgage  Loans it services  when the same shall become due and payable.  Further,  the Servicer  will in accordance  with all  applicable
law  and  Customary  Servicing   Procedures   ascertain  and  estimate  taxes,
assessments,  fire and hazard insurance premiums,  mortgage insurance premiums and all other charges with respect to the Mortgage  Loans it services that, as provided  in any  Mortgage,  will  become due and  payable to the end that the installments  payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.  Consistent  with the foregoing,  the
Servicer  may in its  discretion  (i)  waive  any late  payment  charge or any prepayment  charge or penalty  interest in connection with the prepayment of a
Mortgage  Loan it services and (ii) extend the due dates for payments due on a
Mortgage Note for a period not greater than 120 days; provided,  however, that the Servicer  cannot  extend the maturity of any such  Mortgage  Loan past the date on which the final  payment is due on the latest  maturing  Mortgage Loan as of the Cut-Off  Date.  In the event of any such  arrangement,  the Servicer shall make Periodic  Advances on the related  Mortgage Loan in accordance with the provisions of Section 3.18 during the scheduled  period in accordance with the amortization  schedule of such Mortgage Loan without  modification thereof by  reason  of such  arrangements.  The  Servicer  shall  not be  required  to institute  or join in  litigation  with respect to  collection  of any payment
(whether  under a Mortgage,  Mortgage  Note or otherwise or against any public or  governmental  authority  with respect to a taking or  condemnation)  if it reasonably  believes  that  enforcing  the  provision of the Mortgage or other instrument  pursuant  to which  such  payment is  required  is  prohibited  by applicable law.

            (b)   The  Servicer  shall  establish  and  maintain  the Servicer
Custodial  Account.  The Servicer  shall deposit or cause to be deposited into the Servicer Custodial  Account,  all on a daily basis within one Business Day of receipt,  except as otherwise  specifically  provided herein, the following payments and collections  remitted by Subservicers or received by the Servicer in respect of the Mortgage  Loans  subsequent  to the Cut-Off Date (other than in respect of principal  and  interest due on the Mortgage  Loans on or before the  Cut-Off  Date)  and  the  following  amounts  required  to  be  deposited hereunder with respect to the Mortgage Loans it services:

(i)   all payments on account of principal  of the Mortgage  Loans,  including
      Principal Prepayments;

                                       -44-

(ii)  all  payments on account of interest on the Mortgage  Loans,  net of the
      Servicing Fee;

(iii) (A)         all Insurance Proceeds and Liquidation Proceeds,  other than
      Insurance  Proceeds  to be (1) applied to the  restoration  or repair of the  Mortgaged  Property,  (2) released  to the  Mortgagor in accordance with Customary  Servicing  Procedures or (3) required to be deposited to an Escrow  Account  pursuant to Section  3.09(a)  and (B) any  Insurance
      Proceeds   released   from  an  Escrow   Account   pursuant  to  Section
      3.09(b)(iv);

(iv)  any amount required to be deposited by the Servicer  pursuant to Section
      3.08(d) in  connection  with any losses on  Permitted  Investments  with respect to the Servicer Custodial Account;

(v)   any  amounts  required  to be  deposited  by the  Servicer  pursuant  to
      Section 3.14;

(vi)  all Repurchase Prices and all Substitution  Adjustment  Amounts received by the Servicer;

(vii) Periodic  Advances made by the Servicer pursuant to Section 3.18 and any payments of Compensating Interest; and

(viii)      any other amounts required to be deposited hereunder.

            The foregoing  requirements for deposits to the Servicer Custodial
Account by the Servicer  shall be exclusive,  it being  understood  and agreed that,  without  limiting  the  generality  of the  foregoing,  payments in the nature of prepayment  penalties,  late payment charges or assumption  fees, if collected,  need not be  deposited  by the  Servicer.  If the  Servicer  shall deposit in the  Servicer  Custodial  Account  any amount  not  required  to be deposited,  it may at any time withdraw or direct the institution  maintaining the  Servicer  Custodial  Account to withdraw  such  amount from the  Servicer
Custodial Account, any provision herein to the contrary  notwithstanding.  The
Servicer  Custodial Account may contain funds that belong to one or more trust funds created for mortgage  pass-through  certificates of other series and may contain other funds  respecting  payments on mortgage  loans  belonging to the
Servicer  or serviced  by the  Servicer  on behalf of others.  Notwithstanding such  commingling of funds,  the Servicer  shall keep records that  accurately reflect the funds on deposit in the Servicer  Custodial Account that have been identified by it as being attributable to the Mortgage Loans it services.  The
Servicer shall maintain  adequate records with respect to all withdrawals made pursuant to this  Section  3.08.  All funds  required to be  deposited  in the
Servicer  Custodial Account shall be held in trust for the  Certificateholders until withdrawn in accordance with Section 3.11.

            (c)   The Trustee shall  establish and maintain,  on behalf of the
Certificateholders,  the  Certificate  Account.  The Trustee  shall,  promptly upon  receipt,  deposit in the  Certificate  Account  and retain  therein  the following:

(i)   the aggregate  amount  remitted by the Servicer to the Trustee  pursuant to Section 3.11(a)(viii);

                                       -45-

(ii)  any  amount  paid  by  the  Trustee   pursuant  to  Section  3.08(d)  in
      connection with any losses on Permitted  Investments with respect to the
      Certificate Account; and

(iii) any  other  amounts  deposited   hereunder  which  are  required  to  be
      deposited in the Certificate Account.

            If  the  Servicer  shall  remit  any  amount  not  required  to be remitted,  it may at any time direct the Trustee to withdraw  such amount from
the   Certificate    Account,   any   provision   herein   to   the   contrary
notwithstanding.   Such  direction  may  be   accomplished  by  delivering  an
Officer's  Certificate to the Trustee which describes the amounts deposited in error in the  Certificate  Account.  All funds required to be deposited in the
Certificate   Account   shall  be  held  by  the  Trustee  in  trust  for  the
Certificateholders  until  disbursed  in  accordance  with this  Agreement  or withdrawn  in  accordance  with  Section  3.11.  In no event shall the Trustee incur liability for withdrawals from the Certificate  Account at the direction of a the Servicer.

            (d)   Each institution at which the Servicer  Custodial Account or the  Certificate  Account is  maintained  shall  invest  the funds  therein as directed in writing by the  Servicer  in  Permitted  Investments,  which shall mature not later than (i) in the case of the Servicer Custodial  Account,  the
Business Day next preceding the related  Remittance  Date (except that if such
Permitted  Investment is an obligation of the institution  that maintains such account,  then such  Permitted  Investment  shall  mature  not later than such
Remittance  Date)  and  (ii)  in the  case  of the  Certificate  Account,  the
Business  Day  next  preceding  the  Distribution  Date  (except  that if such
Permitted  Investment is an obligation of the institution  that maintains such account,  then such  Permitted  Investment  shall  mature  not later than such
Distribution  Date) and, in each case,  shall not be sold or disposed of prior to its maturity.  All such Permitted  Investments shall be made in the name of the  Trustee,  for the benefit of the  Certificateholders.  All income or gain
(net of any losses)  realized from any such  investment of funds on deposit in the  Servicer  Custodial  Account  shall be for the benefit of the Servicer as servicing  compensation  and  shall be  retained  by it  monthly  as  provided herein.  All  income  or gain  (net of any  losses)  realized  from  any  such investment  of funds on deposit in the  Certificate  Account  shall be for the benefit of the Trustee as additional  compensation and shall be retained by it monthly  as  provided  herein.  The  amount  of  any  losses  realized  in the
Servicer  Custodial  Account or the Certificate  Account  incurred in any such account in respect of any such investments  shall promptly be deposited by the
Servicer  in  the  Servicer  Custodial  Account  or  by  the  Trustee  in  the
Certificate Account, as applicable.

            (e)   The  Servicer  shall  give  notice  to  the  Trustee  of any proposed change of the location of the Servicer  Custodial Account  maintained by the  Servicer not later than 30 days and not more than 45 days prior to any change  thereof.  The Trustee shall give notice to the  Servicer,  each Rating
Agency  and the  Depositor  of any  proposed  change  of the  location  of the
Certificate  Account not later than 30 days and not more than 45 days prior to any change thereof.  The creation of the Servicer  Custodial  Account shall be evidenced by a  certification  substantially  in the form of Exhibit F hereto.
A copy of such certification shall be furnished to the Trustee.

            (f)   The Trustee  shall  establish  and maintain  the  Upper-Tier
Certificate   Account.  On  each  Distribution  Date  (other  than  the  Final
Distribution  Date, if such Final  Distribution  Date is in connection  with a purchase  of the assets of the Trust  Estate by the  Depositor),  the  Trustee
shall,  from funds available on deposit in the Certificate  Account,  deposit, in  immediately  available  funds,  by wire  transfer or  otherwise,  into the
Upper-Tier Certificate Account, the Lower-Tier Distribution Amount.

                                       -46-

Section 3.09.     Collection of Taxes,  Assessments and Similar Items; Escrow
Accounts.

            (a)   To the extent required by the related  Mortgage Note and not violative  of current law, the  Servicer  shall  segregate  and hold all funds collected and received  pursuant to each Mortgage Loan which constitute Escrow
Payments  in trust  separate  and apart from any of its own funds and  general assets and for such purpose  shall  establish  and maintain one or more escrow accounts  (collectively,  the  "Escrow  Account"),  titled  "[Insert  name  of
Servicer],  in trust for registered  holders of Wachovia  Mortgage Loan Trust,
LLC  Mortgage   Pass-Through   Certificates,   Series   200  -    and  various
Mortgagors."  The Escrow Account shall be established  with a commercial bank, a savings  bank or a savings and loan  association  that meets the  guidelines set forth by FNMA or FHLMC as an eligible  institution for escrow accounts and which is a member of the Automated  Clearing  House.  In any case,  the Escrow
Account shall be insured by the FDIC to the fullest  extent  permitted by law.
The  Servicer  shall  deposit  in the  appropriate  Escrow  Account on a daily basis,  and retain therein:  (i) all Escrow  Payments  collected on account of the  Mortgage  Loans,  (ii) all  amounts  representing  proceeds of any hazard insurance  policy which are to be applied to the  restoration or repair of any related Mortgaged Property and (iii) all amounts representing  proceeds of any
Primary Insurance Policy.  Nothing herein shall require the Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.

            (b)   Withdrawals   of  amounts  so  collected   from  the  Escrow
Accounts  may be made by the  Servicer  only (i) to effect  timely  payment of taxes,  assessments,  mortgage insurance  premiums,  fire and hazard insurance
premiums,   condominium  or  PUD   association   dues,  or  comparable   items
constituting  Escrow Payments for the related Mortgage,  (ii) to reimburse the
Servicer out of related  Escrow  Payments made with respect to a Mortgage Loan for any  Servicing  Advance made by the Servicer  pursuant to Section  3.09(c)
with respect to such Mortgage Loan,  (iii) to refund to any Mortgagor any sums determined  to be  overages,  (iv)  for  transfer  to the  Servicer  Custodial
Account  upon default of a Mortgagor  or in  accordance  with the terms of the related  Mortgage Loan and if permitted by applicable law, (v) for application to restore or repair the Mortgaged Property,  (vi) to pay to the Mortgagor, to
the extent  required by law, any interest  paid on the funds  deposited in the
Escrow Account,  (vii) to pay to itself any interest earned on funds deposited in the Escrow Account (and not required to be paid to the  Mortgagor),  (viii)
to the  extent  permitted  under the terms of the  related  Mortgage  Note and applicable  law, to pay late fees with respect to any Monthly Payment which is received  after  the  applicable  grace  period,  (ix)  to  withdraw  suspense payments  that are  deposited  into the Escrow  Account,  (x) to withdraw  any amounts  inadvertently  deposited  in the Escrow  Account or (xi) to clear and terminate  the  Escrow  Account  upon the  termination  of this  Agreement  in accordance  with Section 10.01.  Any Escrow Account shall not be a part of the
Trust Estate.

            (c)   With  respect to each  Mortgage  Loan,  the  Servicer  shall maintain  accurate  records  reflecting the status of taxes,  assessments  and other charges  which are or may become a lien upon the Mortgaged  Property and the status of Primary  Insurance Policy premiums and fire and hazard insurance coverage.  The Servicer  shall  obtain,  from time to time,  all bills for the payment of such charges  (including renewal premiums) and shall effect payment thereof  prior to the  applicable  penalty or  termination  date and at a time appropriate  for securing  maximum  discounts  allowable,  employing  for such purpose  deposits of the Mortgagor in the Escrow Account,  if any, which shall have been estimated and accumulated by the Servicer in amounts  sufficient for such  purposes,  as  allowed  under the terms of the  Mortgage.  To the extent that a Mortgage  does not  provide for Escrow  Payments,  the  Servicer  shall determine  that any such  payments  are made by the  Mortgagor.  The  Servicer assumes  full  responsibility  for the  timely  payment  of all such bills and
shall  effect  timely  payments  of  all  such  bills   irrespective  of  each
Mortgagor's  faithful  performance in the payment of same or the making of the
Escrow  Payments.  The Servicer  shall  advance any such payments that are not timely  paid,  but the  Servicer  shall be required so to advance  only to the extent  that  such  Servicing  Advances,  in the good  faith  judgment  of the
Servicer,  will be  recoverable  by the Servicer  out of  Insurance  Proceeds,
Liquidation Proceeds or otherwise.

                                       -47-

Section 3.10.     Access to Certain  Documentation and Information  Regarding
the Mortgage Loans.

            The  Servicer  shall afford the Trustee  reasonable  access to all records and  documentation  regarding  the  Mortgage  Loans and all  accounts, insurance  information  and other  matters  relating to this  Agreement,  such access being afforded  without charge,  but only upon  reasonable  request and during normal business hours at the office designated by the Servicer.

            Upon  reasonable  advance  notice in writing,  the  Servicer  will provide to each  Certificateholder  which is a savings  and loan  association,
bank  or  insurance   company  certain   reports  and  reasonable   access  to
information  and  documentation  regarding  the Mortgage  Loans  sufficient to permit such  Certificateholder  to comply with  applicable  regulations of the
OTS  or  other  regulatory  authorities  with  respect  to  investment  in the
Certificates;  provided  that the Servicer  shall be entitled to be reimbursed by each such  Certificateholder  for actual expenses  incurred by the Servicer in providing such reports and access.

Section 3.11.     Permitted  Withdrawals from the Servicer Custodial Account;
Certificate Account and Upper-Tier Certificate Account.

            (a)   The  Servicer  may from time to time make  withdrawals  from the Servicer Custodial Account, for the following purposes:

(i)   to pay to the  Servicer  (to the extent not  previously  retained),  the servicing  compensation  to which it is  entitled  pursuant  to  Section
      3.17, and to pay to the Servicer, as additional servicing  compensation, earnings on or  investment  income with  respect to funds in or credited to the Servicer Custodial Account;

(ii)  to reimburse  the Servicer for  unreimbursed  Advances  made by it, such right of  reimbursement  pursuant to this  clause (ii) being  limited to amounts  received on the  Mortgage  Loan(s) in respect of which any such
      Advance was made;

(iii) to  reimburse  the Servicer for any  Nonrecoverable  Advance  previously made;

                                       -48-

(iv)  to  reimburse  the  Servicer  for  Insured  Expenses  from  the  related
      Insurance Proceeds;

(v)   to pay to the  purchaser,  with  respect  to each  Mortgage  Loan or REO
      Property that has been  purchased  pursuant to Section 2.02 or 2.04, all amounts received thereon after the date of such purchase;

(vi)  to reimburse the Servicer or the Depositor for expenses  incurred by any of them and reimbursable pursuant to Section 7.03;

(vii) to withdraw any amount deposited in the Servicer  Custodial  Account and not required to be deposited therein;

(viii)      on or prior to the  Remittance  Date,  to withdraw an amount equal to the related Pool  Distribution  Amount,  the related  Trustee Fee and any other  amounts  due to the  Trustee  under this  Agreement  for such
      Distribution  Date,  to the extent on deposit,  and remit such amount in
      immediately   available   funds  to  the  Trustee  for  deposit  in  the
      Certificate Account; and

(ix)  to clear and terminate the Servicer  Custodial  Account upon termination of this Agreement pursuant to Section 10.01.

            The Servicer  shall keep and maintain  separate  accounting,  on a
Mortgage  Loan by Mortgage  Loan  basis,  for the  purpose of  justifying  any withdrawal from the Servicer  Custodial Account pursuant to clauses (i), (ii),
(iv) and (v).  Prior to making  any  withdrawal  from the  Servicer  Custodial
Account  pursuant to clause (iii),  the Servicer  shall deliver to the Trustee an Officer's  Certificate of a Servicing Officer  indicating the amount of any previous  Advance  determined by the Servicer to be a  Nonrecoverable  Advance and identifying the related Mortgage Loan(s) and their respective  portions of such Nonrecoverable Advance.

            (b)   The  Trustee  shall  withdraw  funds  from  the  Certificate
Account for  distributions  to  Certificateholders  in the manner specified in this  Agreement.  In  addition,  the  Trustee  may  from  time  to  time  make withdrawals from the Certificate Account for the following purposes:

(i)   to pay to  itself  the  Trustee  Fee and any  other  amounts  due to the
      Trustee under this Agreement for the related Distribution Date;

(ii)  to pay to itself as  additional  compensation  earnings on or investment income with respect to funds in the Certificate Account;

(iii) to  withdraw  and return to the  Servicer  any amount  deposited  in the
      Certificate Account and not required to be deposited therein; and

(iv)  to clear and terminate the Certificate  Account upon  termination of the
      Agreement pursuant to Section 10.01.

                                       -49-

            (c)   Notwithstanding   anything  herein  to  the  contrary,   the
Regular   Certificates  and  the  Class  A-R  Certificate  shall  not  receive distributions  directly from the  Certificate  Account.  On each  Distribution
Date, funds on deposit in the Upper-Tier  Certificate Account shall be used to make payments on the Regular  Certificates  and the Class A-R  Certificate  as
provided in Sections 5.01 and 5.02. The Upper-Tier  Certificate  Account shall be cleared and  terminated  upon  termination  of this  Agreement  pursuant to
Section 10.01.

Section 3.12.     Maintenance of Hazard Insurance.

            The Servicer  shall cause to be maintained for each Mortgage Loan, fire and hazard insurance with extended  coverage  customary in the area where the Mortgaged  Property is located in an amount which is at least equal to the lesser of (a) the full  insurable  value of the Mortgaged  Property or (b) the greater of (i) the  outstanding  principal  balance owing on the Mortgage Loan and  (ii) an  amount  such  that  the  proceeds  of such  insurance  shall  be sufficient  to avoid the  application  to the  Mortgagor  or loss payee of any coinsurance  clause under the policy. If the Mortgaged  Property is in an area identified in the Federal Register by the Federal Emergency  Management Agency
as having  special  flood  hazards  (and such  flood  insurance  has been made available) the Servicer will cause to be maintained a flood  insurance  policy meeting the  requirements of the current  guidelines of the Federal  Insurance
Administration  and the requirements of FNMA or FHLMC. The Servicer shall also maintain on REO Property,  fire and hazard insurance with extended coverage in an  amount  which is at  least  equal to the  maximum  insurable  value of the improvements  which are a part of such property,  liability  insurance and, to the  extent  required,  flood  insurance  in an  amount  required  above.  Any amounts  collected by the Servicer under any such policies (other than amounts to be deposited in an Escrow Account and applied to the  restoration or repair of the  property  subject to the  related  Mortgage  or  property  acquired in liquidation  of the  Mortgage  Loan,  or to be  released to the  Mortgagor  in accordance  with  Customary  Servicing  Procedures)  shall be deposited in the
Servicer  Custodial  Account,   subject  to  withdrawal  pursuant  to  Section
3.11(a).  It is understood  and agreed that no earthquake or other  additional insurance  need be required by the Servicer of any  Mortgagor or maintained on
REO Property,  other than pursuant to such  applicable laws and regulations as shall  at  any  time  be  in  force  and  as  shall  require  such  additional insurance.  All policies  required  hereunder  shall be endorsed with standard mortgagee clauses with loss payable to the Servicer,  and shall provide for at least 30 days prior written  notice of any  cancellation,  reduction in amount or material change in coverage to the Servicer.

            The hazard insurance  policies for each Mortgage Loan secured by a unit in a  condominium  development  or  planned  unit  development  shall  be maintained  with respect to such Mortgage Loan and the related  development in a manner which is consistent with FNMA requirements.

            Notwithstanding  the  foregoing,   the  Servicer  may  maintain  a
blanket  policy  insuring  against  hazard  losses  on all  of  the  Mortgaged
Properties  relating to the Mortgage Loans in lieu of maintaining the required hazard  insurance  policies for each  Mortgage Loan and may maintain a blanket policy  insuring  against  special  flood hazards in lieu of  maintaining  any required flood  insurance.  Any such blanket  policies shall (A) be consistent with prudent  industry  standards,  (B) name the  Servicer as loss payee,  (C)
provide coverage in an amount equal to the aggregate unpaid principal  balance on the related Mortgage Loans without  co-insurance,  and (D) otherwise comply with the  requirements  of this  Section  3.12.  Any such  blanket  policy may contain a deductible  clause;  provided that if any Mortgaged  Property is not covered by a separate policy otherwise  complying with this Section 3.12 and a loss  occurs with  respect to such  Mortgaged  Property  which loss would have been  covered by such a policy,  the  Servicer  shall  deposit in the Servicer
Custodial  Account the difference,  if any, between the amount that would have been payable under a separate policy  complying with this Section 3.12 and the amount paid under such blanket policy.

                                       -50-

Section 3.13.     Enforcement of Due-On-Sale Clauses; Assumption Agreements.

            (a)   Except as otherwise  provided in this Section 3.13, when any
Mortgaged  Property  subject to a Mortgage has been conveyed by the Mortgagor, the Servicer  shall use reasonable  efforts,  to the extent that it has actual knowledge of such conveyance,  to enforce any due-on-sale  clause contained in any Mortgage Note or Mortgage,  to the extent  permitted under  applicable law and  governmental  regulations,  but only to the extent that such  enforcement will not adversely affect or jeopardize  coverage under any Required Insurance
Policy.  Notwithstanding  the  foregoing,  the  Servicer  is not  required  to exercise  such  rights with  respect to a Mortgage  Loan if the Person to whom the  related  Mortgaged  Property  has  been  conveyed  or is  proposed  to be conveyed  satisfies  the terms and  conditions  contained in the Mortgage Note and  Mortgage  related  thereto  and the consent of the  mortgagee  under such
Mortgage Note or Mortgage is not otherwise  required  under such Mortgage Note or  Mortgage  as a  condition  to  such  transfer.  If  (i)  the  Servicer  is prohibited by law from enforcing any such  due-on-sale  clause,  (ii) coverage under any Required  Insurance  Policy would be adversely  affected,  (iii) the
Mortgage Note does not include a due-on-sale clause or (iv)  nonenforcement is otherwise permitted hereunder, the Servicer is authorized,  subject to Section
3.13(b),  to take or enter into an assumption and modification  agreement from or with the Person to whom such Mortgaged  Property has been or is about to be conveyed,  pursuant to which such Person  becomes  liable  under the  Mortgage
Note and,  unless  prohibited by applicable  state law, the Mortgagor  remains liable  thereon;  provided that the Mortgage Loan shall continue to be covered
(if so covered  before the Servicer  enters such  agreement) by the applicable
Required  Insurance  Policies.  The Servicer,  subject to Section 3.13(b),  is also  authorized  with the prior  approval of the insurers  under any Required
Insurance  Policies to enter into a substitution  of liability  agreement with such  Person,  pursuant  to which the  original  Mortgagor  is  released  from liability  and such Person is  substituted  as  Mortgagor  and becomes  liable under the Mortgage Note.  Notwithstanding  the  foregoing,  the Servicer shall not be  deemed  to be in  default  under  this  Section  3.13 by reason of any
transfer  or  assumption  which  the  Servicer   reasonably   believes  it  is
restricted by law from preventing, for any reason whatsoever.

            (b)   Subject to the  Servicer's  duty to enforce any  due-on-sale clause to the  extent  set forth in  Section  3.13(a),  in any case in which a
Mortgaged  Property  has been  conveyed to a Person by a  Mortgagor,  and such
Person is to enter into an assumption  agreement or modification  agreement or supplement  to the Mortgage  Note or Mortgage  that  requires the signature of the Trustee,  or if an instrument of release signed by the Trustee is required releasing  the Mortgagor  from  liability on the Mortgage  Loan,  the Servicer shall  prepare  and  deliver  or cause to be  prepared  and  delivered  to the
Trustee for  signature and shall  direct,  in writing,  the Trustee to execute the assumption  agreement with the Person to whom the Mortgaged Property is to be conveyed  and such  modification  agreement or  supplement  to the Mortgage
Note or Mortgage or other  instruments as are reasonable or necessary to carry out the terms of the  Mortgage  Note or Mortgage or  otherwise  to comply with any  applicable  laws  regarding  assumptions or the transfer of the Mortgaged
Property to such Person.  In no event shall the Trustee  incur  liability  for executing  any  document  under  this  Section  3.13 at the  direction  of the
Servicer.  In  connection  with any such  assumption,  no material term of the
Mortgage Note may be changed.  In addition,  the substitute  Mortgagor and the
Mortgaged  Property must be acceptable to the Servicer in accordance  with its
underwriting   standards   as  then  in  effect.   Together   with  each  such
substitution,  assumption or other  agreement or  instrument  delivered to the
Trustee  for  execution  by  it,  the  Servicer  shall  deliver  an  Officer's
Certificate  signed by a Servicing  Officer  stating that the  requirements of this  subsection have been met. The Servicer shall notify the Trustee that any such substitution or assumption  agreement has been completed by forwarding to the Trustee (or at the direction of the Trustee,  the  Custodian) the original of  such  substitution  or  assumption  agreement,  which  in the  case of the original  shall be added  to the  related  Mortgage  File and  shall,  for all purposes,  be  considered a part of such  Mortgage  File to the same extent as all other  documents and  instruments  constituting  a part  thereof.  Any fee collected by the Servicer for entering into an assumption or  substitution  of liability  agreement  may be retained by the  Servicer  as  additional  master
servicing   compensation.   Notwithstanding  the  foregoing,   to  the  extent
permissible  under  applicable  law and at the  request of the  Servicer,  the
Trustee  shall  execute and deliver to the Servicer any powers of attorney and other  documents  prepared by the Servicer  that are  reasonably  necessary or appropriate  to enable the  Servicer to execute any  assumption  agreement  or modification  agreement  required to be  executed  by the  Trustee  under this
Section 3.13.

                                       -51-

Section 3.14.     Realization Upon Defaulted Mortgage Loans; REO Property.

            (a)   The Servicer shall use reasonable  efforts to foreclose upon
or  otherwise   comparably  convert  the  ownership  of  Mortgaged  Properties securing  such of the Mortgage  Loans as come into and continue in default and as to  which  no  satisfactory  arrangements  can be made  for  collection  of
delinquent   payments.   In  connection   with  such   foreclosure   or  other
conversion,  the Servicer  shall follow  Customary  Servicing  Procedures  and shall  meet the  requirements  of the  insurer  under any  Required  Insurance
Policy;  provided,  however,  that  the  Servicer  may  enter  into a  special servicing  agreement with an unaffiliated  Holder of 100% Percentage  Interest of a Class  of  Class B  Certificates  or a holder  of a class  of  securities representing  interests  in the Class B  Certificates  alone or together  with other subordinated  mortgage pass-through  certificates.  Such agreement shall be  substantially  in the form attached hereto as Exhibit K or subject to each
Rating Agency's  acknowledgment that the ratings of the Certificates in effect immediately  prior to the entering into such agreement would not be qualified, downgraded  or withdrawn  and the  Certificates  would not be placed on credit review status (except for possible  upgrading) as a result of such  agreement.
Any such  agreement  may contain  provisions  whereby such holder may instruct the  Servicer to commence or delay  foreclosure  proceedings  with  respect to delinquent  Mortgage Loans and will contain provisions for the deposit of cash by the holder that would be available for  distribution to  Certificateholders if  Liquidation  Proceeds are less than they  otherwise  may have been had the
Servicer acted in accordance with its normal procedures.  Notwithstanding  the foregoing,  the  Servicer  shall not be  required  to expend  its own funds in connection  with any  foreclosure or towards the  restoration of any Mortgaged
Property  unless  it  shall  determine  (i)  that  such   restoration   and/or
foreclosure  will  increase the proceeds of  liquidation  of the Mortgage Loan after  reimbursement  to itself of such  expenses and (ii) that such  expenses will be recoverable to it through  proceeds of the liquidation of the Mortgage
Loan  (respecting  which it shall have  priority for  purposes of  withdrawals from the Servicer Custodial  Account).  Any such expenditures shall constitute
Servicing Advances for purposes of this Agreement.

                                       -52-

            The decision of the Servicer to foreclose on a defaulted  Mortgage
Loan shall be subject to a determination  by the Servicer that the proceeds of such  foreclosure  would  exceed the costs and  expenses  of  bringing  such a proceeding.

            With respect to any REO Property,  the deed or certificate of sale
shall  be  taken  in  the  name  of  the   Trustee  for  the  benefit  of  the
Certificateholders,  or its nominee, on behalf of the Certificateholders.  The
Trustee's  name  shall be placed on the title to such REO  Property  solely as the Trustee hereunder and not in its individual  capacity.  The Servicer shall ensure that the title to such REO Property  references  this Agreement and the
Trustee's  capacity  hereunder.  Pursuant  to its  efforts  to sell  such  REO
Property,  the Servicer  shall either  itself or through an agent  selected by the Servicer  manage,  conserve,  protect and operate such REO Property in the
same  manner  that  it  manages,   conserves,   protects  and  operates  other
foreclosed  property  for its own account and in the same manner that  similar property  in the same  locality as the REO  Property  is managed.  Incident to its  conservation  and protection of the interests of the  Certificateholders, the Servicer may rent the same, or any part thereof,  as the Servicer deems to be in the best interest of the  Certificateholders for the period prior to the sale of such REO Property.  The Servicer  shall prepare for and deliver to the
Trustee a statement  with respect to each REO  Property  that has been rented, if any,  showing  the  aggregate  rental  income  received  and  all  expenses incurred  in  connection  with  the  management  and  maintenance  of such REO
Property  at such times as is  necessary  to enable the Trustee to comply with the reporting  requirements of the REMIC Provisions;  provided,  however, that the  Servicer  shall  have no duty to rent any REO  Property  on behalf of the
Trust.  The net monthly  rental  income,  if any, from such REO Property shall be  deposited  in the  Servicer  Custodial  Account no later than the close of business on each Determination Date. The Servicer shall perform,  with respect to the Mortgage Loans, the tax reporting and withholding  required by Sections
1445 and 6050J of the Code with respect to foreclosures and abandonments,  the tax  reporting  required  by  Section  6050H of the Code with  respect  to the receipt of  mortgage  interest  from  individuals  and, if required by Section
6050P of the Code with respect to the  cancellation of indebtedness by certain financial  entities,  by preparing such tax and information  returns as may be required,  in the form  required.  The Servicer  shall deliver  copies of such reports to the Trustee.

            If the Trust  acquires any Mortgaged  Property as described  above or otherwise in  connection  with a default or a default  which is  reasonably foreseeable  on a Mortgage  Loan, the Servicer shall dispose of such Mortgaged
Property  prior to the end of the third  calendar  year  following the year of its  acquisition  by the Trust (such  period,  the "REO  Disposition  Period")
unless  (A) the  Trustee  shall have been  supplied  by the  Servicer  with an
Opinion  of  Counsel  to the  effect  that the  holding  by the  Trust of such
Mortgaged  Property  subsequent to the REO Disposition  Period will not result in the  imposition  of taxes  on  "prohibited  transactions"  (as  defined  in
Section  860F of the Code) on either the  Upper-Tier  REMIC or the  Lower-Tier
REMIC or cause  either  REMIC to fail to  qualify  as a REMIC at any time that any  Certificates  are  outstanding,  or (B) the  Trustee  (at the  Servicer's expense) or the Servicer  shall have applied for,  prior to the  expiration of the REO Disposition  Period, an extension of the REO Disposition Period in the manner  contemplated  by Section  856(e)(3) of the Code. If such an Opinion of
Counsel is provided or such an exemption  is obtained,  the Trust may continue to hold such Mortgaged  Property (subject to any conditions  contained in such
Opinion of  Counsel)  for the  applicable  period.  Notwithstanding  any other provision  of this  Agreement,  no  Mortgaged  Property  acquired by the Trust shall be rented (or allowed to continue  to be rented) or  otherwise  used for the  production  of  income  by or on  behalf of the Trust in such a manner or pursuant to any terms that would (i) cause such Mortgaged  Property to fail to qualify as "foreclosure  property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject either REMIC to the imposition of any federal,  state or local income taxes on the income earned from such Mortgaged  Property under
Section  860G(c) of the Code or  otherwise,  unless the Servicer has agreed to indemnify  and hold  harmless the Trust with respect to the  imposition of any such  taxes.  The  Servicer  shall  identify  to  the  Trustee  any  Mortgaged
Property  relating  to a  Mortgage  Loan held by the  Trust for 30 months  for which no plans to dispose of such  Mortgaged  Property  by the  Servicer  have been made. After delivery of such  identification,  the Servicer shall proceed
to  dispose  of  any  such  Mortgaged   Property  by  holding  a  commercially
reasonable auction for such property.

                                       -53-

            The income earned from the management of any REO  Properties,  net of  reimbursement  to  the  Servicer  for  expenses  incurred  (including  any property  or other  taxes)  in  connection  with  such  management  and net of unreimbursed  Servicing Fees, Periodic Advances and Servicing Advances,  shall be  applied  to the  payment  of  principal  of and  interest  on the  related defaulted Mortgage Loans (solely for the purposes of allocating  principal and interest,  interest shall be treated as accruing as though such Mortgage Loans were still  current) and all such income shall be deemed,  for all purposes in this  Agreement,  to be payments on account of  principal  and interest on the related  Mortgage  Notes and shall be deposited  into the  Servicer  Custodial
Account.  To the extent the net income  received  during any calendar month is in excess of the amount  attributable  to  amortizing  principal  and  accrued interest at the related  Mortgage  Interest Rate on the related  Mortgage Loan for such  calendar  month,  such excess  shall be  considered  to be a partial prepayment of principal of the related Mortgage Loan.

            The proceeds from any  liquidation  of a Mortgage Loan, as well as any income from an REO  Property,  will be applied in the  following  order of priority:  first,  to  reimburse  the  Servicer  for any related  unreimbursed
Servicing  Advances and Servicing Fees;  second, to reimburse the Servicer for any  unreimbursed  Periodic  Advances and to reimburse the Servicer  Custodial
Account  for any  Nonrecoverable  Advances  (or  portions  thereof)  that were previously  withdrawn by the Servicer  pursuant to Section  3.11(a)(iii)  that related to such Mortgage Loan;  third,  to accrued and unpaid interest (to the extent no Periodic  Advance has been made for such amount or any such Periodic
Advance has been reimbursed) on the Mortgage Loan or related REO Property,  at the  Mortgage  Rate to the Due Date  occurring  in the  month  in  which  such amounts  are  required  to  be  distributed;  and  fourth,  as a  recovery  of
principal  of  the  Mortgage  Loan.   Excess   Proceeds,   if  any,  from  the
liquidation of a Liquidated  Mortgage Loan will be retained by the Servicer as additional servicing compensation pursuant to Section 3.17.

            (b)   The  Servicer  shall  promptly  notify the  Depositor of any
Mortgage Loan which comes into default.  The Depositor  shall be entitled,  at its option, to repurchase  (i) any such defaulted Mortgage Loan from the Trust
Estate if (a) in the  Depositor's  judgment,  the  default is not likely to be cured  by the  Mortgagor  and  (b)  such  Mortgage  Loan  is 180  days or more delinquent  or (ii) any  Mortgage  Loan in the Trust Estate which  pursuant to
Section 4(b)  of the Mortgage Loan Purchase  Agreement the Seller requests the
Depositor to repurchase  and to sell to the Seller to facilitate  the exercise of the  Seller's  rights  against  the  originator  or  prior  holder  of such
Mortgage  Loan.  The purchase  price for any such  Mortgage Loan shall be 100%
of the unpaid  principal  balance of such Mortgage Loan plus accrued  interest thereon at the Mortgage  Interest  Rate (less the  Servicing Fee Rate for such
Mortgage  Loan)  through  the last day of the month in which  such  repurchase occurs.  Upon the receipt of such purchase  price,  the Servicer shall provide to the Trustee the  notification  required by Section 3.15  and the Trustee or the  Custodian  shall  promptly  release to the  Depositor  the Mortgage  File relating to the Mortgage Loan being repurchased.

                                       -54-

Section 3.15.     Trustee to Cooperate; Release of Mortgage Files.

            Upon the payment in full of any Mortgage  Loan,  or the receipt by the  Servicer  of a  notification  that  payment in full will be escrowed in a manner customary for such purposes,  the Servicer will immediately  notify the
Trustee (or, at the direction of the Trustee,  the  Custodian) by  delivering, or causing to be  delivered,  two copies (one of which will be returned to the
Servicer  with the  Mortgage  File) of a Request  for  Release  (which  may be
delivered  in  an  electronic   format  acceptable  to  the  Trustee  and  the
Servicer).  Upon receipt of such  request,  the Trustee or the  Custodian,  as applicable,  shall within  seven  Business  Days release the related  Mortgage
File to the Servicer.  The Trustee shall at the Servicer's  direction  execute
and  deliver  to  the   Servicer  the  request  for   reconveyance,   deed  of
reconveyance  or  release  or  satisfaction  of  mortgage  or such  instrument releasing  the lien of the  Mortgage,  in each case  provided by the Servicer, together  with  the  Mortgage  Note  with  written  evidence  of  cancellation thereon.  If the  Mortgage  has  been  recorded  in the  name  of  MERS or its designee,  the Servicer shall take all necessary action to reflect the release of the Mortgage on the records of MERS.  Expenses  incurred in connection with any instrument of satisfaction or deed of reconveyance  shall be chargeable to the related  Mortgagor.  From time to time and as shall be appropriate for the servicing or  foreclosure  of any Mortgage  Loan,  including  for such purpose collection  under any policy of flood  insurance,  any fidelity bond or errors or omissions  policy,  or for the  purposes of effecting a partial  release of any  Mortgaged  Property  from the lien of the  Mortgage  or the making of any corrections  to the  Mortgage  Note  or  the  Mortgage  or  any  of the  other documents  included in the Mortgage  File,  the Trustee or the  Custodian,  as
applicable,  shall,  upon delivery to the Trustee (or, at the direction of the
Trustee,  the  Custodian)  of a Request  for  Release  signed  by a  Servicing
Officer,  release  the  Mortgage  File  within  seven  Business  Days  to  the
Servicer.  Subject to the further  limitations  set forth below,  the Servicer shall  cause the  Mortgage  File so  released to be returned to the Trustee or the  Custodian,  as  applicable,  when the need  therefor  by the  Servicer no longer  exists,  unless  the  Mortgage  Loan is  liquidated  and the  proceeds thereof are  deposited in the Servicer  Custodial  Account,  in which case the
Servicer  shall  deliver to the Trustee or the  Custodian,  as  applicable,  a
Request for Release, signed by a Servicing Officer.

            The Trustee  shall  execute and deliver to the Servicer any powers of attorney and other  documents  prepared by the Servicer that are reasonably necessary or  appropriate  to enable the  Servicer to carry out its  servicing and  administrative  duties  under  this  Agreement,  upon the  request of the
Servicer.  In addition,  upon  prepayment  in full of any Mortgage Loan or the receipt of notice that funds for such purpose have been placed in escrow,  the
Servicer is authorized to give,  as  attorney-in-fact  for the Trustee and the mortgagee under the Mortgage,  an instrument of satisfaction (or Assignment of
Mortgage without recourse)  regarding the Mortgaged  Property relating to such
Mortgage Loan, which instrument of satisfaction or Assignment of Mortgage,  as the case may be,  shall be delivered to the Person  entitled  thereto  against receipt of the  prepayment  in full. If the Mortgage is registered in the name of MERS or its  designee,  the  Servicer  shall take all  necessary  action to reflect  the  release  on the  records  of  MERS.  In lieu of  executing  such satisfaction or Assignment of Mortgage,  or if another document is required to be executed by the Trustee,  the Servicer may deliver or cause to be delivered to the Trustee, for signature, as appropriate,  any court pleadings,  requests
for  trustee's  sale  or  other   documents   necessary  to  effectuate   such
foreclosure  or any legal  action  brought  to  obtain  judgment  against  the
Mortgagor  on the  Mortgage  Note or the  Mortgage  or to obtain a  deficiency judgment or to enforce any other  remedies or rights  provided by the Mortgage
Note or the Mortgage or otherwise available at law or in equity.

                                       -55-

Section 3.16.     Documents,  Records and Funds in Possession of the Servicer
to be Held for the Trustee.

            The Servicer  shall  transmit to the Trustee or, at the  direction of the Trustee,  the Custodian as required by this Agreement all documents and instruments  in respect of a Mortgage  Loan coming into the  possession of the
Servicer  from time to time and shall  account  fully to the  Trustee  for any funds  received  by the  Servicer  or which  otherwise  are  collected  by the
Servicer  as  Liquidation  Proceeds  or  Insurance  Proceeds in respect of any
Mortgage  Loan.  The documents  constituting  the Servicing File shall be held by the Servicer as custodian  and bailee for the Trustee.  All Mortgage  Files and funds  collected  or held by, or under the  control  of, the  Servicer  in respect of any Mortgage  Loans,  whether from the  collection of principal and interest payments or from Liquidation Proceeds,  including but not limited to, any funds on deposit in the Servicer Custodial  Account,  shall be held by the
Servicer  for and on behalf of the  Trustee  and shall be and  remain the sole and exclusive  property of the Trustee,  subject to the applicable  provisions of this  Agreement.  The  Servicer  also  agrees  that it shall not  knowingly create,  incur or subject any Mortgage File or any funds that are deposited in the Servicer Custodial Account,  Certificate Account or any Escrow Account, or
any funds that  otherwise  are or may become due or payable to the Trustee for the benefit of the Certificateholders,  to any claim, lien, security interest, judgment,  levy,  writ of  attachment  or  other  encumbrance  created  by the
Servicer,  or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection  with, a
Mortgage  Loan,  except,  however,  that the Servicer shall be entitled to set off against and deduct from any such funds any amounts  that are  properly due and payable to the Servicer under this Agreement.

Section 3.17.     Servicing Compensation.

            The Servicer  shall be entitled out of each payment of interest on a Mortgage  Loan (or portion  thereof)  and  included  in the Trust  Estate to retain or withdraw from the Servicer  Custodial Account an amount equal to the
Servicing Fee for such Distribution Date.

            Additional servicing  compensation in the form of Excess Proceeds, prepayment  penalties,  assumption  fees,  late payment charges and all income and gain net of any losses  realized from Permitted  Investments and all other customary and  ancillary  income and fees shall be retained by the Servicer to the extent not  required to be deposited  in the  Servicer  Custodial  Account pursuant  to  Section  3.08(b).  The  Servicer  shall be  required  to pay all expenses incurred by it in connection with its servicing  activities hereunder and shall not be entitled to  reimbursement  therefor  except as  specifically provided in this Agreement.

                                       -56-

            Notwithstanding the foregoing,  with respect to the payment of the
Servicing Fee on any  Distribution  Date, the aggregate  Servicing Fee for the
Servicer for such  Distribution  Date shall be reduced (but not below zero) by an amount equal to the lesser of (a) the  Prepayment  Interest  Shortfall  for such  Distribution  Date relating to the Mortgage Loans and (b) one-twelfth of
     % of the aggregate  Stated  Principal  Balance of such Mortgage Loans for such Distribution Date (any such reduction, "Compensating Interest").

Section 3.18.     Advances.

            The Servicer  shall  determine on or before each Servicer  Advance
Date  whether  it is  required  to make a  Periodic  Advance  pursuant  to the definition  thereof.  If the  Servicer  determines  it is  required  to make a
Periodic  Advance,  it shall, on or before the Servicer  Advance Date,  either
(a)  deposit  into the  Servicer  Custodial  Account  an  amount  equal to the
Advance  and/or (b) make an appropriate  entry in its records  relating to the
Servicer  Custodial  Account  that any  portion of the Amount  Held for Future
Distribution in the Servicer  Custodial  Account has been used by the Servicer in discharge of its  obligation to make any such Periodic  Advance.  Any funds so applied  shall be  replaced  by the  Servicer  by  deposit in the  Servicer
Custodial  Account no later than the close of  business  on the  Business  Day preceding the next Servicer  Advance Date.  The Servicer  shall be entitled to be reimbursed from the Servicer  Custodial Account for all Advances of its own
funds made pursuant to this Section 3.18 as provided in Section  3.11(a).  The obligation to make  Periodic  Advances with respect to any Mortgage Loan shall continue  until the  ultimate  disposition  of the REO  Property or  Mortgaged
Property  relating  to such  Mortgage  Loan.  The  Servicer  shall  inform the
Trustee of the amount of the  Periodic  Advance to be made by the  Servicer on each Servicer Advance Date no later than the related Remittance Date.

            The Servicer shall deliver to the Trustee on the related  Servicer
Advance Date an Officer's  Certificate of a Servicing  Officer  indicating the amount of any proposed  Periodic  Advance  determined  by the Servicer to be a
Nonrecoverable  Advance.   Notwithstanding   anything  to  the  contrary,  the
Servicer  shall not be  required  to make any  Periodic  Advance or  Servicing
Advance that would be a Nonrecoverable Advance.

Section 3.19.     Modifications, Waivers, Amendments and Consents.

            (a)   Subject to this Section 3.19,  the Servicer may agree to any modification,  waiver,  forbearance,  or amendment of any term of any Mortgage
Loan  without  the  consent  of  the  Trustee  or any  Certificateholder.  All modifications,  waivers, forbearances or amendments of any Mortgage Loan shall be in writing and shall be consistent with Customary Servicing Procedures.

            (b)   The  Servicer  shall not agree to enter into,  and shall not enter into,  any  modification,  waiver  (other  than a waiver  referred to in
Section 3.13,  which  waiver,  if any,  shall be  governed  by  Section 3.13),
forbearance   or  amendment  of  any  term  of  any  Mortgage   Loan  if  such
modification, waiver, forbearance, or amendment would:

                                       -57-

(i)   affect  the  amount or  timing  of any  related  payment  of  principal, interest or other amount payable thereunder;

(ii)  in the  Servicer's  judgment,  materially  impair the  security for such
      Mortgage Loan or reduce the  likelihood of timely payment of amounts due thereon; or

(iii) otherwise constitute a "significant  modification" within the meaning of
      Treasury Regulations Section 1.860G-2(b);

unless,  in either case, (A) such Mortgage Loan is 90 days or more past due or
(B) the  Servicer  delivers to the Trustee an Opinion of Counsel to the effect that such modification,  waiver, forbearance or amendment would not affect the
REMIC status of either the Upper-Tier  REMIC or the  Lower-Tier  REMIC and, in
either  case,  such   modification,   waiver,   forbearance  or  amendment  is
reasonably  likely to produce a greater recovery with respect to such Mortgage
Loan than would liquidation.  Subject to Customary Servicing  Procedures,  the
Servicer may permit a forbearance  for a Mortgage Loan which in the Servicer's judgment is subject to imminent default.

            (c)   Any payment of interest,  which is deferred  pursuant to any modification,  waiver,  forbearance or amendment  permitted  hereunder,  shall not, for purposes hereof, including,  without limitation,  calculating monthly distributions to Certificateholders,  be added to the unpaid principal balance of the related Mortgage Loan,  notwithstanding that the terms of such Mortgage
Loan or such modification, waiver or amendment so permit.

            (d)   The Servicer  may, as a condition to granting any request by a Mortgagor for consent,  modification,  waiver, forbearance or amendment, the granting  of  which  is  within  the  Servicer's  discretion  pursuant  to the
Mortgage  Loan and is permitted by the terms of this  Agreement,  require that such Mortgagor pay to the Servicer,  as additional servicing  compensation,  a
reasonable  or  customary  fee  for  the  additional   services  performed  in
connection  with such  request,  together  with any related costs and expenses incurred by the  Servicer,  which  amount shall be retained by the Servicer as additional servicing compensation.

            (e)   The Servicer  shall notify the Trustee,  in writing,  of any modification,  waiver,  forbearance  or  amendment of any term of any Mortgage
Loan and the date  thereof,  and shall  deliver  to the  Trustee  (or,  at the direction of the Trustee,  the Custodian) for deposit in the related  Mortgage
File, an original  counterpart of the agreement relating to such modification, waiver,  forbearance  or  amendment,  promptly  (and in any event  within  ten
Business Days) following the execution  thereof;  provided,  however,  that if any such  modification,  waiver,  forbearance  or  amendment  is  required  by applicable  law to be recorded,  the Servicer (i) shall deliver to the Trustee a copy  thereof and (ii) shall  deliver to the  Trustee  such  document,  with evidence  of  notification  upon  receipt  thereof  from the public  recording office.

                                       -58-

                                  ARTICLE IV

                SERVICER'S CERTIFICATE AND 1934 ACT REPORTING

Section 4.01.     Servicer's Certificate.

            Each  month,  not  later  than  12:00  noon  Eastern  time  on the
Business Day following each Determination  Date, the Servicer shall deliver to the Trustee,  a  Servicer's  Certificate  (in  substance  and format  mutually acceptable to the Servicer and the Trustee)  certified by a Servicing  Officer setting  forth the  information  necessary in order for the Trustee to perform its obligations  under this Agreement.  The Trustee may conclusively rely upon the  information  contained  in a  Servicer's  Certificate  for  all  purposes hereunder  and  shall  have  no  duty  to  verify  or  re-compute  any  of the information contained therein.

            Each  such  statement  shall be  provided  by the  Trustee  to any
Holder of a Certificate upon request and shall also, to the extent  available, include information  regarding  delinquencies on Mortgage Loans providing such statement,  indicating the number and aggregate  principal  amount of Mortgage
Loans which are either one,  two,  three or more than three months  delinquent and the book value of any REO Property.

Section 4.02.     Reports to the Securities and Exchange Commission.

            The Trustee shall, on behalf of the Trust,  cause to be filed with the Commission any periodic  reports required to be filed under the provisions of the 1934 Act and the rules and  regulations of the  Commission  thereunder, for so long as any Certificates  registered under the 1933 Act are outstanding
(other than the  Current  Report on Form 8-K to be filed by the  Depositor  in connection  with  computational  materials and the initial  Current  Report on
Form 8-K to be filed by the Depositor in  connection  with the issuance of the
Certificates).  Upon  the  request  of  the  Trustee,  the  Servicer  and  the
Depositor  shall  cooperate  with the Trustee in the  preparation  of any such report  and  shall  provide  to  the  Trustee  in a  timely  manner  all  such information  or  documentation  as  the  Trustee  may  reasonably  request  in connection  with the  performance  of its  duties and  obligations  under this
Section.

Section 4.03.     Annual Sarbanes-Oxley Certification.

            The Servicer  will deliver to the  Depositor and the Trustee on or before  the  earlier  of (a) March 15 of each year or (b) with  respect to any calendar  year  during  which the  Depositor's  annual  report on Form 10-K is required  to be filed in  accordance  with  the  1934  Act and the  rules  and regulations of the  Commission,  five Business Days prior to the date on which the  annual  report on Form 10-K is  required  to be filed,  a  certification, signed by the  senior  officer  in charge of the  servicing  functions  of the
Servicer,  in the form  attached as Exhibit N hereto or such other form as may be required or permitted by the  Commission  (the "Form 10-K  Certification"),
in  compliance  with  Rules  13a-14  and  15d-14  under  the  1934 Act and any additional directives of the Commission.

                                       -59-

Section 4.04.     Annual Servicing Criteria Assessment Report.

            The Servicer  will deliver to the  Depositor and the Trustee on or before  the  earlier  of (a) March 15 of each year or (b) with  respect to any calendar  year  during  which the  Depositor's  annual  report on Form 10-K is required  to be filed in  accordance  with  the  1934  Act and the  rules  and regulations of the  Commission,  five Business Days prior to the date on which the annual  report on Form 10-K is  required to be filed,  a report  regarding its  assessment  of  compliance  during the  preceding  calendar year with all applicable  servicing  criteria set forth in relevant  Commission  regulations with  respect  to  mortgage-backed  securities  transactions  taken as a whole involving  the  Servicer  that are backed by the same types of assets as those backing  the  Certificates,  as well  as  similar  reports  on  assessment  of
compliance  received  from  other  parties   participating  in  the  servicing
function as required by relevant Commission regulations,  as described in Item
1122(a) of Regulation AB. The  [Servicer]  shall obtain from all other parties participating in the servicing function any required assessments.

Section 4.05.     Annual Independent Public Accountants' Attestation.

            On or before the  earlier of (a) March 15 of each year or (b) with respect to any calendar  year during which the  Depositor's  annual  report on
Form  10-K is  required  to be filed in  accordance  with the 1934 Act and the rules and regulations of the Commission,  five Business Days prior to the date on which the  annual  report is  required  to be filed,  the  Servicer  at its expense shall cause a firm of independent public  accountants,  which shall be members of the American Institute of Certified Public Accountants,  to furnish a report to the Depositor and the Trustee the attestation  required under Item
1122(b) of Regulation  AB. In rendering  such  statement,  such firm may rely, as  to  matters  relating  to  the  direct  servicing  of  mortgage  loans  by
Subservicers,   upon  comparable  statements  for  examinations  conducted  by independent  public  accountants  substantially  in accordance  with standards
established  by  the  American   Institute  of  Certified  Public  Accountants
(rendered   within  one  year  of  such   statement)   with  respect  to  such
Subservicers.

Section 4.06.     Annual Statement as to Compliance.

            The Servicer  will deliver to the  Depositor and the Trustee on or before  the  earlier  of (a) March 15 of each year or (b) with  respect to any calendar  year  during  which the  Depositor's  annual  report on Form 10-K is required  to be filed in  accordance  with  the  1934  Act and the  rules  and regulations of the  Commission,  five Business Days prior to the date on which the annual report on Form 10-K is required to be filed, a servicer  compliance statement,  signed by an authorized  officer of the Servicer,  as described in
Item 1123 of Regulation AB, to the effect that:

            (i)   A review of the Servicer's  activities  during the reporting period and of its  performance  under this  Agreement has been made under such officer's supervision.

            (ii)        To the  best of such  officer's  knowledge,  based  on
such review,  the Servicer has  fulfilled  all of its  obligations  under this
Agreement in all material  respects  throughout  the  reporting  period or, if there  has been a failure  to  fulfill  any such  obligation  in any  material respect,  specifying  each such  failure  known to such officer and the nature and status thereof.

                                       -60-

            The  [Servicer]   [Trustee]  shall  use  commercially   reasonable
efforts  to obtain  from all other  servicers  any  additional  certifications required  under  Item 1123  of  Regulation  AB to the  extent  required  to be included  in a Report on Form  10-K;  provided,  however,  that a  failure  to
obtain  such   certifications   shall  not  be  a  breach  of  the   [Trustee]
[Servicer]'s  duties  hereunder  if any such  party  fails to  deliver  such a certification.

Section 4.07.     Required Information for Form 10-D.

            In addition to such  information as the Company,  as servicer,  is obligated to provide pursuant to other provisions of the Agreement,  not later than ten days prior to the deadline for the filing of any distribution  report on Form 10-D in respect of the  Certificates,  the Servicer  shall  provide to the  Depositor  and  the  Trustee  notice  of  the  occurrence  of  any of the following  events along with all  information,  data,  and  materials  related thereto as may be required to be included in the related  distribution  report on Form 10-D (as  specified in the  provisions  of  Regulation  AB  referenced below):

(i)   any material  modifications,  extensions or waivers of pool asset terms, fees,  penalties or payments during the distribution period or that have cumulatively  become material over time (Item  1121(a)(11) of Regulation
      AB);

(ii)  material  breaches  of  pool  asset  representations  or  warranties  or transaction covenants (Item 1121(a)(12) of Regulation AB); and

(iii) information   regarding   any  material  pool  asset  changes  (such  as
      additions,   substitutions   or   repurchases)   (Item   1121(a)(14)  of
      Regulation AB).

                                    ARTICLE V

                PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                             REMIC ADMINISTRATION

Section 5.01.     Distributions.  On each  Distribution  Date, based solely on the information in the Servicer's  Certificate,  the Trustee shall  distribute out of the  Upper-Tier  Certificate  Account or the  Certificate  Account,  as
applicable,   (to  the   extent   funds  are   available   therein)   to  each
Certificateholder  of  record  on the  related  Record  Date  (other  than  as provided in  Section 10.01  respecting  the final  distribution)  (a) by check mailed to such  Certificateholder  entitled to receive a distribution  on such
Distribution  Date at the address  appearing in the Certificate  Register,  or
(b) upon written request by the Holder of a Regular  Certificate (in the event such  Certificateholder  owns of  record  100% of a Class of  Certificates  or holds Certificates of any Class having  denominations  aggregating  $1,000,000 or  more),  by wire  transfer  or by  such  other  means  of  payment  as such
Certificateholder  and the Trustee shall agree upon, such  Certificateholder's
Percentage  Interest in the amount to which the related Class of  Certificates is entitled in accordance with the priorities set forth below in Section 5.02.

                                       -61-

            None of the Holders of any Class of  Certificates,  the Depositor,
the  Servicer  or the  Trustee  shall in any way be  responsible  or liable to
Holders  of  any  Class  of  Certificates  in  respect  of  amounts   properly
previously distributed on any such Class.

            Amounts  distributed  with  respect  to any Class of  Certificates shall be applied  first to the  distribution  of interest  thereon and then to principal thereon.

Section 5.02.     Priorities of Distributions.

            (a)   On each  Distribution  Date, based solely on the information contained in the Servicer's  Certificate,  the Trustee shall withdraw from the
Certificate  Account  (to the  extent  funds are  available  therein)  (1) the
amounts   payable  to  the  Trustee   pursuant  to  Sections   3.11(b)(i)  and
3.11(b)(ii) and shall pay such funds to itself,  and (2) the Pool Distribution
Amount,  in an amount as specified in written  notice  received by the Trustee from the  Servicer no later than the  related  Determination  Date,  and shall apply such funds,  first, to  distributions  in respect of the  Uncertificated
Lower-Tier  Interests as specified in this Section  5.02(a) for deposit in the
Upper-Tier  Certificate  Account and to the Class A-LR  Certificate,  and then from the Upper-Tier  Certificate  Account to distributions on the Certificates in the following order of priority and to the extent of such funds:
(i)   to each  Class of Senior  Certificates  (other  than the Class  A-PO and
      Class A-LR  Certificates),  an amount allocable to interest equal to the
      Interest  Distribution  Amount  for such Class and any  shortfall  being allocated  among  such  Classes  in  proportion  to  the  amount  of the
      Interest  Distribution  Amount that would have been  distributed  in the absence of such shortfall;

(ii)  concurrently to the Class A Certificates  (other than the Class A-PO and
      Class  A-LR  Certificates)  and the Class A-PO  Certificates,  pro rata, based on their respective  Senior Principal  Distribution  Amount and PO
      Principal Amount, (A) to the Class A Certificates  (other than the Class
      A-PO  Certificates),  in an aggregate  amount up to the Senior Principal
      Distribution  Amount,  such  distribution  to be  allocated  among  such
      Classes in  accordance  with  Section  5.02(b) and (B) to the Class A-PO
      Certificates in an aggregate amount up to the PO Principal Amount;

(iii) to the Class A-PO  Certificates,  any Class A-PO Deferred Amount,  up to
      the  Subordinate  Principal  Distribution  Amount for such  Distribution
      Date  from  amounts  otherwise  distributable  first  to the  Class  B-6
      Certificates  pursuant to clause (iv)(L) below,  second to the Class B-5
      Certificates  pursuant to clause (iv)(J)  below,  third to the Class B-4
      Certificates  pursuant to clause (iv)(H) below,  fourth to the Class B-3
      Certificates  pursuant to clause (iv)(F) below,  fifth to the Clause B-2
      Certificates  pursuant to clause  (iv)(D) below and finally to the Class
      B-1 Certificates pursuant to clause (iv)(B) below;

(iv)  to each Class of  Subordinate  Certificates,  subject to  paragraph  (d)
      below, in the following order of priority:

(A)   to the Class B-1 Certificates,  an amount allocable to interest equal to
            the  Interest   Distribution   Amount  for  such  Class  for  such
            Distribution Date;

                                       -62-

(B)   to the Class B-1  Certificates,  an amount  allocable to principal equal to its Pro Rata Share for such  Distribution  Date less any amount used to pay the Class  A-PO  Deferred  Amount  pursuant  to clause
            (iii) above until the Class  Certificate  Balance thereof has been reduced to zero;

(C)   to the Class B-2 Certificates,  an amount allocable to interest equal to
            the  Interest   Distribution   Amount  for  such  Class  for  such
            Distribution Date;

(D)   to the Class B-2  Certificates,  an amount  allocable to principal equal to its Pro Rata Share for such  Distribution  Date less any amount used to pay the Class  A-PO  Deferred  Amount  pursuant  to clause
            (iii) above until the Class  Certificate  Balance thereof has been reduced to zero;

(E)   to the Class B-3 Certificates,  an amount allocable to interest equal to
            the  Interest   Distribution   Amount  for  such  Class  for  such
            Distribution Date;

(F)   to the Class B-3  Certificates,  an amount  allocable to principal equal to its Pro Rata Share for such  Distribution  Date less any amount used to pay the Class  A-PO  Deferred  Amount  pursuant  to clause
            (iii) above until the Class  Certificate  Balance thereof has been reduced to zero;

(G)   to the Class B-4 Certificates,  an amount allocable to interest equal to
            the  Interest   Distribution   Amount  for  such  Class  for  such
            Distribution Date;

(H)   to the Class B-4  Certificates,  an amount  allocable to principal equal to its Pro Rata Share for such  Distribution  Date less any amount used to pay the Class  A-PO  Deferred  Amount  pursuant  to clause
            (iii) above until the Class  Certificate  Balance thereof has been reduced to zero;

(I)   to the Class B-5 Certificates,  an amount allocable to interest equal to
            the  Interest   Distribution   Amount  for  such  Class  for  such
            Distribution Date;

(J)   to the Class B-5  Certificates,  an amount  allocable to principal equal to its Pro Rata Share for such  Distribution  Date less any amount used to pay the Class  A-PO  Deferred  Amount  pursuant  to clause
            (iii) above until the Class  Certificate  Balance thereof has been reduced to zero;

(K)   to the Class B-6 Certificates,  an amount allocable to interest equal to
            the  Interest   Distribution   Amount  for  such  Class  for  such
            Distribution Date; and

(L)   to the Class B-6  Certificates,  an amount  allocable to principal equal to its Pro Rata Share for such  Distribution  Date less any amount used to pay the Class  A-PO  Deferred  Amount  pursuant  to clause
            (iii) above until the Class  Certificate  Balance thereof has been reduced to zero; and

(v)   to the Holder of the Class A-R  Certificate,  any amounts  remaining  in the Upper-Tier  Certificate Account, and to the Holder of the Class A-LR
      Certificate, any remaining Pool Distribution Amount.

                                       -63-

            On any Distribution Date, amounts  distributed in respect of Class
A-PO  Deferred  Amounts will not reduce the Class  Certificate  Balance of the
Class A-PO Certificates.

            All distributions in respect of the Interest  Distribution  Amount for a Class will be applied first with respect to the amount payable  pursuant to clause (i) of the definition of "Interest  Distribution Amount," and second with respect to the amount payable pursuant to clause (ii) of such definition.

            On  each  Distribution   Date,  each   Uncertificated   Lower-Tier
Interest  shall  receive  distributions  in respect of  principal in an amount
equal  to  the   amount  of   principal   distributed   to  their   respective
Corresponding  Upper-Tier  Class  or  Classes  as  provided  herein.  On  each
Distribution  Date,  each  Uncertificated  Lower-Tier  Interest  shall receive distributions  in  respect  of  interest  in an amount  equal to the  Interest
Distribution  Amounts  in  respect of its  Corresponding  Upper-Tier  Class or
Classes,  in each  case  to the  extent  actually  distributed  thereon.  Such amounts distributed to the Uncertificated  Lower-Tier  Interests in respect of principal and interest with respect to any  Distribution  Date are referred to herein collectively as the "Lower-Tier Distribution Amount."

            As of any date,  the  principal  balance  (or,  in the case of the
Class A-LWIO Interest, the notional amount) of each Uncertificated  Lower-Tier
Interest  equals  the  aggregate  of the  Class  Certificate  Balances  of the respective  Corresponding  Upper-Tier Class or Classes (or, in the case of the
Class  A-WIO  Certificates,  the Class  A-WIO  Notional  Amount).  The initial principal  balance  of each  Uncertificated  Lower-Tier  Interest  equals  the aggregate of the Initial Class  Certificate  Balances (or notional  amount) of the respective Corresponding Upper-Tier Class or Classes.

            The  pass-through  rate with  respect to the Class A-L1  Interest,
Class A-LUR  Interest,  Class B-L1 Interest,  Class B-L2 Interest,  Class B-L3
Interest,  Class B-L4  Interest,  Class B-L5  Interest and Class B-L6 Interest
shall be      % per annum.  The  pass-through  rate with  respect to the Class
A-L3 Interest shall be      % per annum.  The  pass-through  rate with respect
to the Class A-L4 Interest shall be      % per annum.  The  pass-through  rate
with respect to the Class A-LWIO  Interest  shall be a per annum rate equal to
(i) the  weighted  average of the Net Mortgage  Interest  Rates of the Premium
Mortgage Loans (based on the Stated Principal  Balance of the Premium Mortgage
Loans on the Due Date in the month  preceding  the month of such  Distribution
Date  minus  (ii)       %.  The  Class  A-LPO  Interest  is  a  principal-only
interest and is not entitled to distributions of interest.  Any  Non-Supported
Interest  Shortfalls  will  be  allocated  to each  Uncertificated  Lower-Tier
Interest in the same  relative  proportions  as interest is  allocated to such
Uncertificated Lower-Tier Interest.

            (b)   (i)   On each  Distribution  Date prior to the Senior Credit
Support  Depletion Date, the amount  distributable to the Class A Certificates
(other than the Class A-PO Certificates)  pursuant to Section  5.02(a)(ii) for such  Distribution  Date,  will  be  distributed  in the  following  order  of priority:

                               [To Be Provided]

                                       -64-

            On each  Distribution  Date on or after the Senior Credit  Support
Depletion Date,  notwithstanding  the allocation and priority set forth above, the portion of the Pool  Distribution  Amount  available to be  distributed as
principal   of  the  Class  A   Certificates   (other   than  the  Class  A-PO
Certificates)  shall  be  distributed  concurrently,  as  principal,  on  such
Classes,  pro  rata,  on the  basis  of  their  respective  Class  Certificate
Balances, until the Class Certificate Balances thereof are reduced to zero.

            (c)   On each Distribution Date, Accrued Certificate  Interest for each  Class of  Certificates  for such  Distribution  Date shall be reduced by such  Class's  pro rata share,  based on such  Class's  Interest  Distribution
Amount for such Distribution  Date, without taking into account the allocation made  by this  Section  5.02(c),  of (A)  Non-Supported  Interest  Shortfalls,
(B) any  Excess  Losses  allocable  to  interest,  (C) on and after the Senior
Credit Support  Depletion  Date, any other Realized Loss allocable to interest and  (D)  each  Relief  Act  Reduction  incurred  during  the  calendar  month preceding the month of such Distribution Date.

            (d)   Notwithstanding  the  priority and  allocation  contained in
Section 5.02(a)(iv),  if with respect to any Class of Subordinate Certificates on any Distribution Date, (i) the aggregate of the Class Certificate  Balances immediately  prior to such  Distribution  Date of all  Classes of  Subordinate
Certificates  which have a higher numerical Class designation than such Class,
divided  by  (ii)  the  aggregate  Class   Certificate   Balance  of  all  the
Certificates  (other than the Class A-PO  Certificates)  immediately  prior to such Distribution  Date (the "Fractional  Interest") is less than the Original
Fractional  Interest for such Class, no distribution of principal will be made to any Classes junior to such Class (the  "Restricted  Classes") and the Class
Certificate   Balances  of  the  Restricted   Classes  will  not  be  used  in
determining the Pro Rata Share for the Subordinate  Certificates  that are not
Restricted  Classes.  Any funds  remaining  will be  distributed  in the order provided in Section 5.02(a)(iv).

Section 5.03.     Allocation of Losses.

            (a)   On or prior to each  Determination  Date, the Servicer shall inform the Trustee in writing with respect to each Mortgage  Loan: (1) whether any Realized Loss is a Deficient  Valuation or a Debt Service  Reduction,  (2)
of the  amount of such loss or  Deficient  Valuation,  or of the terms of such
Debt Service  Reduction and (3) of the total amount of Realized Losses.  Based on such information,  the Trustee shall determine the total amount of Realized
Losses with respect to the related Distribution Date.

            The  principal  portion of  Realized  Losses  with  respect to any
Distribution Date shall be allocated as follows:

(i)   the  applicable PO  Percentage of the principal  portion of any Realized
      Loss with respect to a Discount  Mortgage Loan shall be allocated to the
      Class A-PO Certificates  until the Class Certificate  Balance thereof is reduced to zero; and

(ii)  the  applicable  Non-PO  Percentage  of  the  principal  portion  of any
      Realized Loss shall be allocated first to the  Subordinate  Certificates in  reverse  order  of their  respective  numerical  Class  designations
      (beginning with the Class of Subordinate  Certificates  then outstanding with the  highest  numerical  Class  designation)  until the  respective
      Class  Certificate  Balance of each such  Class is reduced to zero,  and
      second  to  the  Senior   Certificates   (other   than  the  Class  A-PO
      Certificates),  pro  rata,  on  the  basis  of  their  respective  Class
      Certificate  Balances  immediately  prior  to the  related  Distribution
      Date, until the Class Certificate  Balances thereof have been reduced to zero; and

                                       -65-

            (b)   The   Class   Certificate   Balance   of  the   Class   A-PO
Certificates  shall be reduced on each  Distribution  Date by the  amount,  if any,  by which the Class  Certificate  Balance of the Class A-PO  Certificates
(after  giving effect to the amount to be  distributed  as a  distribution  of principal and the  allocation of Realized  Losses on such  Distribution  Date)
exceeds the Adjusted Pool Amount (PO Portion) for such Distribution Date.

            The  Class  Certificate   Balance  of  the  Class  of  Subordinate
Certificates  then  outstanding with the highest  numerical Class  designation shall be reduced on each  Distribution  Date by the  amount,  if any, by which the aggregate of the Class Certificate  Balances of all outstanding Classes of
Certificates  (after  giving  effect  to the  amount  to be  distributed  as a distribution  of principal  and the  allocation  of Realized  Losses and Class
A-PO  Deferred  Amounts on such  Distribution  Date) exceeds the Adjusted Pool
Amount for such Distribution Date.

            After  the  Senior  Credit  Support   Depletion  Date,  the  Class
Certificate  Balances of the Senior  Certificates in the aggregate (other than the  Class  Certificate  Balance  of the  Class A-PO  Certificates)  shall  be reduced  on  each  Distribution  Date by the  amount,  if any,  by  which  the aggregate  of the Class  Certificate  Balances of all  outstanding  Classes of
Senior Certificates (other than Class A-PO Certificates)  (after giving effect to the  amount  to be  distributed  as a  distribution  of  principal  and the
allocation  of  Realized  Losses  on  such  Distribution   Date)  exceeds  the
difference  between (i) the Adjusted  Pool Amount for such  Distribution  Date and (ii) the Adjusted Pool Amount (PO Portion) for such Distribution Date.

            Any  such   reduction   shall  be   allocated   among  the  Senior
Certificates  (other  than the  Class  A-PO  Certificates)  based on the Class
Certificate Balances immediately prior to such Distribution Date.

            (c)   Any Realized Loss  allocated to a Class of  Certificates  or any  reduction  in the Class  Certificate  Balance of a Class of  Certificates
pursuant to Section  5.03(b) above shall be allocated  among the  Certificates of such Class in proportion to their respective Percentage Interests.

            (d)   Any   allocation   of   Realized   Losses   to  a  Class  of
Certificates  or any  reduction  in the Class  Certificate  Balance of a Class pursuant to Section  5.03(b) above shall be accomplished by reducing the Class
Certificate  Balance  thereof prior to the  distributions  made on the related
Distribution  Date in accordance  with the  definition  of "Class  Certificate
Balance."

            (e)   With  respect  to any  Distribution  Date,  Realized  Losses
allocated   pursuant  to  this   Section   5.03  will  be  allocated  to  each
Uncertificated  Lower-Tier Interest in an amount equal to the amount allocated to its respective Corresponding Upper-Tier Class or Classes as provided above.

Section 5.04.     Statements to Certificateholders.

                                       -66-

            (a)   Prior to the  Distribution  Date in each  month,  based upon the  information  provided  to  the  Trustee  on the  Servicer's  Certificates delivered  to  the  Trustee  pursuant  to  Section  4.01,  the  Trustee  shall determine the following information with respect to such Distribution Date:

(i)   the amount allocable to principal,  separately identifying the aggregate amount of any Principal  Prepayments and Liquidation  Proceeds  included therein;

(ii)  the amount  allocable to interest,  any Class Unpaid Interest  Shortfall included in such  distribution  and any remaining  Class Unpaid Interest
      Shortfall after giving effect to such distribution;

(iii) if the  distribution  to the  Holders of such Class of  Certificates  is less than the full amount that would be  distributable  to such  Holders if there were  sufficient  funds available  therefor,  the amount of the shortfall and the allocation thereof as between principal and interest;

(iv)  the  Class  Certificate  Balance  of each  Class of  Certificates  after giving  effect to the  distribution  of principal  on such  Distribution
      Date;

(v)   the Pool Stated Principal Balance for the following Distribution Date;

(vi)  the Senior  Percentage,  the  Priority  Percentage  and the  Subordinate
      Percentage for the following Distribution Date;

(vii) the amount of the  Servicing  Fee paid to or  retained  by the  Servicer with respect to such Distribution Date;

(viii)      the  Pass-Through  Rate for each such Class of  Certificates  with respect to such Distribution Date;

(ix)  the amount of Periodic  Advances  included in the  distribution  on such
      Distribution   Date  and  the  aggregate  amount  of  Periodic  Advances
      outstanding as of the close of business on such Distribution Date;

(x)   the  number  and  aggregate  principal  amounts  of  Mortgage  Loans (A)
      delinquent  (exclusive  of Mortgage  Loans in  foreclosure)  (1) 1 to 30 days  (2) 31 to 60 days  (3) 61 to 90 days  and (4) 91 or more  days and
      (B) in  foreclosure,  as of the close of business on the last day of the calendar month preceding such Distribution Date;

(xi)  with  respect to any Mortgage  Loan that became an REO  Property  during the  preceding  calendar  month,  the loan  number and Stated  Principal
      Balance  of  such  Mortgage  Loan as of the  close  of  business  on the
      Determination  Date  preceding  such  Distribution  Date and the date of acquisition thereof;

(xii) the total  number  and  principal  balance  of any REO  Properties  (and market  value,  if  available)  as of  the  close  of  business  on  the
      Determination Date preceding such Distribution Date;

                                       -67-

(xiii)      the Senior  Prepayment  Percentage and the Subordinate  Prepayment
      Percentage for the following Distribution Date;

(xiv) the aggregate  amount of Realized  Losses  incurred during the preceding calendar month or any Class A-PO Deferred Amounts for such  Distribution
      Date.

(xv)  in the case of the  Class  A-5  Certificates,  the  Class  A-5  Notional
      Amount;

(xvi) in the case of the Class A-WIO  Certificates,  the Class A-WIO  Notional
      Amount for such Distribution Date.

            (b)   No later than each  Distribution  Date,  the Trustee,  based upon information supplied to it on the Servicer's Certificates,  shall prepare and deliver (by mail, fax or  electronically) to each Holder of a Certificate, each Rating Agency and the Servicer a statement  setting forth the information set forth in Section 5.04(a).

            In the case of  information  furnished  pursuant  to clauses  (i),
(ii) and (ix) of Section  5.04(a),  the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

            On each  Distribution  Date, the Trustee shall prepare and furnish to each  Financial  Market  Service,  in  electronic  or such other format and media mutually  agreed upon by the Trustee,  the Financial  Market Service and the  Depositor,  the  information  contained  in the  statement  described  in
Section 5.04(a) for such Distribution Date.

            The Trustee shall make  available on the Internet  each month,  to any interested party, the monthly statement to Certificateholders  and each of the reports filed with the  Commission by or on behalf of the Depositor  under the  1934  Act  with  respect  to  the  Certificates  as  soon  as  reasonably practicable after the applicable filing date via the Trustee's website.

            Within a reasonable  period of time after the end of each calendar year,  the  Trustee  shall  furnish to each  Person who at any time during the calendar  year was the Holder of a  Certificate,  if  requested  in writing by such Person, a statement  containing the information set forth in clauses (i),
(ii) and (vii) of Section  5.04(a),  in each case aggregated for such calendar
year  or  applicable   portion   thereof   during  which  such  Person  was  a
Certificateholder.  Such  obligation  of the  Trustee  shall be deemed to have been satisfied to the extent that substantially  comparable  information shall be provided by the Trustee  pursuant to any  requirements  of the Code as from time to time in force.

            The  Trustee  shall  deliver to the  Holders of  Certificates  any reports or information  the Trustee is required by this Agreement or the Code,
Treasury  Regulations  or  REMIC  Provisions  to  deliver  to the  Holders  of
Certificates,   and  the   Trustee   shall   prepare   and   provide   to  the
Certificateholders (by mail, telephone,  or publication as may be permitted by applicable  Treasury  Regulations)  such other  reasonable  information as the
Trustee deems  necessary or appropriate  or is required by the Code,  Treasury
Regulations,  and the REMIC  Provisions  including,  but not  limited  to, (i)
information  to be reported to the Holders of the  Residual  Certificates  for quarterly  notices  on  Schedule Q (Form  1066)  (which  information  shall be forwarded to the Holders of the Residual  Certificates  by the Trustee),  (ii)
information  to be  provided to the Holders of  Certificates  with  respect to amounts  which should be included as interest and original  issue  discount in such  Holders'  gross  income  and (iii)  information  to be  provided  to all
Holders of  Certificates  setting forth the percentage of each REMIC's assets, determined in accordance  with Treasury  Regulations  using a convention,  not inconsistent  with  Treasury  Regulations,  selected  by  the  Trustee  in its absolute  discretion,  that constitute real estate assets under Section 856 of the  Code,  and  assets  described  in  Section  7701(a)(19)(C)  of the  Code;
provided,  however,  that in setting  forth the  percentage  of such assets of each REMIC, nothing contained in this Agreement,  including without limitation
Section 7.03 hereof,  shall be interpreted to require the Trustee periodically to  appraise  the fair market  values of the assets of the Trust  Estate or to indemnify  the  Trust  Estate  or  any  Certificateholders  from  any  adverse
federal,   state  or  local  tax   consequences   associated   with  a  change
subsequently  required  to be  made  in the  Depositor's  initial  good  faith determinations  of such fair market values (if subsequent  determinations  are required pursuant to the REMIC Provisions) made from time to time.

                                       -68-

Section 5.05.     Tax Returns and Reports to Certificateholders.

            (a)   For  federal  income tax  purposes,  each REMIC shall have a calendar year taxable year and shall  maintain its books on the accrual method of accounting.

            (b)   The Trustee  shall  prepare or cause to be  prepared,  shall execute and shall file or cause to be filed with the Internal  Revenue Service and applicable state or local tax authorities  income tax information  returns for each taxable year with respect to each REMIC  containing such  information at the times and in the manner as may be  required by the Code,  the  Treasury
Regulations  or state or local tax  laws,  regulations,  or  rules,  and shall furnish or cause to be furnished to each REMIC and the  Certificateholders the schedules,  statements or  information at such times and in such manner as may be required  thereby.  Within 30 days of the Closing  Date,  the Trustee shall furnish or cause to be  furnished  to the Internal  Revenue  Service,  on Form
8811 or as  otherwise  required by the Code or the Treasury  Regulations,  the name,  title,  address and telephone  number of the person that Holders of the
Certificates may contact for tax information  relating thereto,  together with such  additional  information at the time or times and in the manner  required by the  Code or the  Treasury  Regulations.  Such  federal,  state,  or  local income tax or  information  returns  shall be signed by the  Trustee,  or such other  Person  as may be  required  to sign  such  returns  by the  Code,  the
Treasury Regulations or state or local tax laws, regulations, or rules.

            (c)   In the first  federal  income  tax  return of each REMIC for its short  taxable  year ending  December  31,  200  ,  REMIC  status shall be elected for such taxable year and all succeeding taxable years.

            (d)   The Trustee  will  maintain or cause to be  maintained  such records relating to each REMIC,  including but not limited to records relating to the income,  expenses,  assets and liabilities of the Trust Estate, and the initial fair market value and adjusted basis of the Trust Estate  property and assets  determined  at such  intervals  as may be  required by the Code or the
Treasury  Regulations,  as may be necessary to prepare the foregoing  returns, schedules, statements or information.

                                       -69-

Section 5.06.     Tax Matters  Person.  The Tax Matters  Person shall have the same duties  with  respect to each REMIC as those of a "tax  matters  partner"
under  Subchapter  C of  Chapter 63 of  Subtitle F of the Code.  The Holder of
the Class A-R  Certificate is hereby  designated as the Tax Matters Person for the  Upper-Tier  REMIC.  The  Holder of the Class A-LR  Certificate  is hereby designated  as the Tax  Matters  Person  for the  Lower-Tier  REMIC.  By their acceptance of the Class A-R or Class A-LR  Certificate,  as  applicable,  each such Holder  irrevocably  appoints  the Trustee as its agent to perform all of the  duties  of the Tax  Matters  Person  for  the  Upper-Tier  REMIC  and the
Lower-Tier REMIC.

Section 5.07.     Rights  of  the  Tax  Matters  Person  in  Respect  of  the
Trustee.  The Trustee  shall afford the Tax Matters  Person,  upon  reasonable notice during normal business hours,  access to all records  maintained by the
Trustee  in  respect of its duties  hereunder  and access to  officers  of the
Trustee  responsible  for performing  such duties.  Upon request,  the Trustee shall furnish the Tax Matters  Person with its most recent report of condition published  pursuant  to law  or to the  requirements  of  its  supervisory  or examining  authority publicly  available.  The Trustee shall make available to the Tax  Matters  Person  such  books,  documents  or records  relating to the
Trustee's  services  hereunder  as the Tax  Matters  Person  shall  reasonably request.  The  Tax  Matters  Person  shall  not  have  any  responsibility  or liability  for  any  action  or  failure  to  act by  the  Trustee  and is not obligated to supervise the  performance of the Trustee under this Agreement or otherwise.

Section 5.08.     REMIC  Related  Covenants.  For as long as the  Trust  shall exist,  the Trustee,  the Depositor  and the Servicer  shall act in accordance herewith  to  assure  continuing  treatment  of the  Upper-Tier  REMIC and the
Lower-Tier  REMIC as REMICs and avoid the  imposition  of tax on either REMIC.
In particular:

            (a)   The Trustee  shall not create,  or permit the  creation  of, any "interests" in either REMIC within the meaning of Code Section  860D(a)(2)
other  than  the  interests  represented  by  the  Regular  Certificates,  the
Residual Certificates and the Uncertificated Lower-Tier Interests.

            (b)   Except as otherwise  provided in the Code, (i) the Depositor and the  Servicer  shall not  contribute  to the Trust  Estate and the Trustee shall not accept  property  unless  substantially  all of the property held in
each  REMIC   constitutes   either   "qualified   mortgages"   or   "permitted
investments"  as defined in Code Sections  860G(a)(3)  and (5),  respectively, and (ii) no property  shall be  contributed  to each REMIC after the  start-up day unless such  contribution  would not subject the Trust  Estate to the 100%
tax on  contributions  to a REMIC after the start-up day of the REMIC  imposed by Code Section 860G(d).

            (c)   The Trustee  shall not accept on behalf of either  REMIC any fee or other  compensation  for  services  and  neither  the  Trustee  nor the
Servicer  shall  knowingly  accept,  on behalf of the Trust  Estate any income from assets other than those permitted to be held by a REMIC.

            (d)   The Trustee  shall not sell or permit the sale of all or any portion of the Mortgage  Loans (other than in accordance  with Sections  2.02,
2.04 or 3.14(b)),  unless such sale is pursuant to a  "qualified  liquidation"
of the  applicable  REMIC as  defined  in Code  Section  860F(a)(4)(A)  and in accordance with Article X.

                                       -70-

            (e)   The Trustee shall  maintain  books with respect to the Trust and each REMIC on a calendar year taxable year and on an accrual basis.

            Neither  the   Servicer   nor  the  Trustee   shall  engage  in  a
"prohibited  transaction"  (as  defined  in Code  Section 860F(a)(2)),  except that,  with the prior written  consent of the Servicer and the Depositor,  the
Trustee may engage in the  activities  otherwise  prohibited  by the foregoing paragraphs  (b), (c) and (d);  provided that the Servicer shall have delivered to the Trustee an Opinion of Counsel to the effect that such  transaction will not result in the  imposition of a tax on either REMIC and will not disqualify the Trust Estate from treatment as two REMICs;  and,  provided  further,  that the Servicer shall have  demonstrated to the  satisfaction of the Trustee that such  action  will not  adversely  affect  the  rights of the  Holders  of the
Certificates  and the Trustee and that such action will not  adversely  impact the rating of the Certificates.

Section 5.09.     Determination  of  LIBOR.  On each Rate  Determination  Date for a Class of LIBOR  Certificates,  the Trustee shall determine LIBOR for the applicable  Distribution Date on the basis of the British Bankers' Association
("BBA") "Interest  Settlement Rate" for one-month  deposits in U.S. Dollars as found  on  Telerate  page  3750 as of  11:00  A.M.  London  time on such  Rate
Determination  Date.  As used herein,  "Telerate  page 3750" means the display designated as page 3750 on the Bridge Telerate Service.

            If  on  any  Rate   Determination   Date  for  a  Class  of  LIBOR
Certificates,  the  Trustee is unable to  determine  LIBOR on the basis of the method  set  forth  in the  preceding  paragraph,  LIBOR  for  the  applicable
Distribution  Date will be whichever is higher of (x) LIBOR as  determined  on the previous Rate  Determination  Date for such Class of LIBOR Certificates or
(y) the Reserve  Interest Rate.  The "Reserve  Interest Rate" will be the rate per annum which the Trustee  determines to be either (A) the  arithmetic  mean
(rounding  such  arithmetic  mean upwards if  necessary  to the nearest  whole multiple of 1/16%) of the one-month  U.S.  Dollar  lending rates that New York
City  banks  selected  by  the  Trustee  are  quoting,  on the  relevant  Rate
Determination  Date, to the principal  London  offices of at least two leading banks in the London  interbank market or (B) in the event that the Trustee can determine no such  arithmetic  mean, the lowest  one-month U.S. Dollar lending rate that the New York City banks  selected by the Trustee are quoting on such
Rate Determination Date to leading European banks.

            If  on  any  Rate   Determination   Date  for  a  Class  of  LIBOR
Certificates,  the Trustee is required but is unable to determine  the Reserve
Interest  Rate in the manner  provided in the preceding  paragraph,  LIBOR for the applicable  Distribution  Date will be LIBOR as determined on the previous
Rate Determination Date for such Class of LIBOR Certificates,  or, in the case
of the first Rate Determination Date,          % per annum.

            The  establishment  of  LIBOR  by the  Trustee  and the  Trustee's
subsequent  calculation  of the rates of  interest  applicable  to each of the
LIBOR  Certificates  in the  absence  of  manifest  error,  will be final  and binding.  After a Rate  Determination  Date,  the  Trustee  shall  provide the
Pass-Through  Rates of the LIBOR  Certificates  for the  related  Distribution
Date to  Beneficial  Owners  or  Holders  of LIBOR  Certificates  who  place a
telephone call to the Trustee at       and make a request therefor.

                                       -71-

                                   ARTICLE VI

                               THE CERTIFICATES

Section 6.01.     The  Certificates.  The Classes of Senior  Certificates  and
the Subordinate  Certificates shall be substantially in the forms set forth in
Exhibits A-1, A-2, A-3, A-4, A-5, A-6, A-PO,  A-WIO, A-R, A-LR, B-1, B-2, B-3,
B-4,  B-5,  B-6 and C (reverse  of all  Certificates)  and shall,  on original issue, be executed by the Trustee and shall be countersigned  and delivered by the Trustee to or upon the order of the Depositor  upon receipt by the Trustee of the documents  specified in Section 2.01.  The Senior  Certificates  (other than the  Class  A-PO,  Class  A-WIO  and  Class  A-R  Certificates)  shall be available to investors in interests  representing  minimum dollar  Certificate
Balances (or notional  amounts) of $      and integral  multiples of $      in
excess thereof.  The Class A-WIO  Certificates shall be available to investors
in interests  representing  minimum dollar Certificate  Balances of $      and
integral multiples of $      in excess thereof.  The Subordinate  Certificates
and the Class A-PO  Certificates  shall be available to investors in interests
representing  minimum  dollar  Certificate  Balances  of $       and  integral
dollar  multiples of $      in excess thereof  (except one Certificate of such
Class may be issued with a different  Certificate  Balance.  The Class A-R and
Class A-LR  Certificates  shall be in a minimum  denomination  of $     .  The
Senior  Certificates  (other  than the Class A-R and Class A-LR  Certificates)
and the Class B-1,  Class B-2 and Class B-3  Certificates  shall  initially be issued  in  book-entry  form  through  the  Depository  and  delivered  to the
Depository  or,  pursuant to the  Depository's  instructions  on behalf of the
Depository to, and deposited  with, the Certificate  Custodian,  and all other
Classes   of   Certificates   shall   initially   be  issued  in   definitive,
fully-registered form.

            The  Certificates   shall  be  executed  by  manual  or  facsimile
signature  on behalf of the  Trustee by an  authorized  officer or  signatory.
Certificates  bearing the manual or facsimile  signatures of  individuals  who were, at the time when such  signatures  were  affixed,  authorized to sign on behalf  of the  Trustee  shall  bind the  Trustee,  notwithstanding  that such individuals  or any of them  have  ceased  to be so  authorized  prior  to the execution  and delivery of such  Certificates  or did not hold such offices or positions at the date of such  Certificate.  No Certificate  shall be entitled to any benefit under this Agreement,  or be valid for any purpose, unless such
Certificate   shall  have  been   manually   countersigned   by  the   Trustee
substantially in the form provided for herein, and such  countersignature upon any  Certificate  shall be conclusive  evidence,  and the only evidence,  that such  Certificate has been duly  authenticated  and delivered  hereunder.  All
Certificates shall be dated the date of their countersignature.

Section 6.02.     Registration of Transfer and Exchange of Certificates.

            (a)   The  Trustee  shall  cause to be kept at an office or agency in the city in which the  Corporate  Trust  Office of the Trustee is located a
Certificate  Register in which,  subject to such reasonable  regulations as it may prescribe,  the Trustee shall provide for the registration of Certificates and of  transfers  and  exchanges  of  Certificates  as herein  provided.  The
Trustee  shall  initially  serve as  Certificate  Registrar for the purpose of registering  Certificates  and  transfers  and  exchanges of  Certificates  as herein provided.

                                       -72-

            (b)   At the option of the  Certificateholders,  Certificates  may be exchanged  for other  Certificates  of authorized  denominations  of a like
Class,  tenor  and  aggregate  Percentage  Interest,  upon  surrender  of  the
Certificates  to be  exchanged  at any such  office or  agency.  Whenever  any
Certificates  are so surrendered  for exchange,  the Trustee shall execute and the Trustee  shall  authenticate,  countersign  and  deliver the  Certificates which the  Certificateholder  making the  exchange  is  entitled  to  receive.
Every Certificate  presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate  Registrar) be duly endorsed by, or be accompanied by a written  instrument of transfer in form satisfactory to the  Trustee  and the  Certificate  Registrar  duly  executed  by,  the Holder thereof or its attorney duly authorized in writing.

            (c)   (i) Except as  provided in  paragraph  (c)(iii)  below,  the
Book-Entry  Certificates  shall at all times remain  registered in the name of the  Depository  or its  nominee  and at all times:  (A)  registration  of the
Certificates  may  not  be  transferred  by  the  Trustee  except  to  another
Depository;  (B) the Depository shall maintain book-entry records with respect to the Certificate  Owners and with respect to ownership and transfers of such
Book-Entry  Certificates;  (C) ownership and transfers of  registration of the
Book-Entry  Certificates  on the books of the Depository  shall be governed by applicable  rules  established  by the  Depository;  (D)  the  Depository  may
collect  its  usual  and  customary  fees,   charges  and  expenses  from  its
Depository  Participants;  (E) the Trustee  shall deal with the  Depository as the  representative of the Certificate  Owners of the Book-Entry  Certificates
for purposes of  exercising  the rights of Holders under this  Agreement,  and requests and directions  for and votes of the  Depository  shall not be deemed to be  inconsistent  if they are made with  respect to  different  Certificate
Owners;  and (F) the Trustee may rely and shall be fully  protected in relying upon  information  furnished by the Depository  with respect to its Depository
Participants  and  furnished by the  Depository  Participants  with respect to indirect  participating  firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

            (ii)  All   transfers   by   Certificate   Owners  of   Book-Entry
      Certificates   shall  be  made  in   accordance   with  the   procedures
      established   by  the   Depository   Participant   or   brokerage   firm
      representing such Certificate  Owner. Each Depository  Participant shall
      only  transfer   Book-Entry   Certificates  of  Certificate   Owners  it
      represents  or of  brokerage  firms  for  which  it  acts  as  agent  in accordance with the Depository's normal procedures.

            (iii) If (A) (1)  the  Depository  or the  Depositor  advises  the
      Trustee in writing that the  Depository is no longer  willing or able to properly  discharge  its  responsibilities  as  Depository,  and (2) the
      Trustee  or the  Depositor  is unable to locate a  qualified  successor,
      (B) the  Depositor at its option  advises the Trustee in writing that it elects to terminate the book-entry  system through the Depository or (C)
      after  the  occurrence  of  an  Event  of  Default,  Certificate  Owners representing  at least 51% of the aggregate Class  Certificate  Balances of the  Book-Entry  Certificates  together  advise the  Trustee  and the
      Depository  through  the  Depository  Participants  in writing  that the continuation of a book-entry  system through the Depository is no longer in the best  interests  of the  Certificate  Owners,  the Trustee  shall
      notify  all  Certificate   Owners,   through  the  Depository,   of  the
      occurrence  of any such  event and of the  availability  of  definitive,
      fully-registered   Certificates   (the  "Definitive   Certificates")  to
      Certificate  Owners  requesting the same.  Upon surrender to the Trustee of the  related  Class  of  Certificates  by the  Depository  (or by the
      Certificate  Custodian,  if  it  holds  such  Class  on  behalf  of  the
      Depository),  accompanied  by the  instructions  from the Depository for registration,  the  Trustee  shall  issue the  Definitive  Certificates.
      None of the  Servicer,  the Depositor or the Trustee shall be liable for any delay in delivery of such instruction and may conclusively  rely on, and shall be protected in relying on, such  instructions.  The Depositor shall provide the Trustee with an adequate  inventory of certificates to facilitate  the issuance and transfer of Definitive  Certificates.  Upon the issuance of Definitive  Certificates,  the Trustee  shall  recognize
      the  Holders  of  the  Definitive   Certificates  as  Certificateholders
      hereunder.

                                       -73-

            (d)   No  transfer of a Private  Certificate  shall be made unless such  transfer is exempt from the  registration  requirements  of the 1933 Act and any applicable  state  securities  laws or is made in accordance  with the
1933 Act and such laws.  In the event of any such  transfer,  (i) unless  such transfer is made in  reliance on Rule 144A under the 1933 Act,  the Trustee or the Depositor may require a written  Opinion of Counsel (which may be in-house counsel)  acceptable to and in form and substance  reasonably  satisfactory to the Trustee and the  Depositor  that such  transfer may be made pursuant to an exemption,  describing the applicable  exemption and the basis therefor,  from the 1933 Act and such laws or is being made  pursuant to the 1933 Act and such laws,  which  Opinion of Counsel shall not be an expense of the Trustee or the
Depositor  and  (ii)  the  Trustee  shall  require  a  certificate   from  the
Certificateholder  desiring to effect such transfer  substantially in the form
attached    hereto   as   Exhibit   G-1   and   a   certificate    from   such
Certificateholder's  prospective transferee substantially in the form attached hereto either as Exhibit G-2A or as Exhibit  G-2B,  which  certificates  shall not be an  expense  of  the  Trustee  or  the  Depositor;  provided  that  the foregoing  requirements  under  clauses  (i) and  (ii)  shall  not  apply to a transfer of a Private Certificate between or among the Depositor,  the Seller, their  affiliates  or both.  The  Depositor  shall  provide to any Holder of a
Private  Certificate  and any prospective  transferees  designated by any such
Holder,  information regarding the related Certificates and the Mortgage Loans and such other  information  as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such  certificate without  registration  thereof under the 1933 Act pursuant to the registration exemption  provided  by  Rule  144A.  The  Holder  of  a  Private  Certificate
desiring to effect such transfer  shall,  and does hereby agree to,  indemnify the Trustee and the  Depositor  against any  liability  that may result if the transfer is not so exempt or is not made in  accordance  with such federal and state laws.

            (e)   No  transfer  of an ERISA  Restricted  Certificate  shall be
made  unless  the   transferee   delivers   to  the   Trustee   either  (i)  a
representation  letter in the form of  Exhibit H from the  transferee  of such
Certificate,  which  representation  letter  shall  not be an  expense  of the
Depositor,  the  Trustee  or the  Servicer,  or (ii) in the case of any  ERISA
Restricted  Certificate  presented for registration in the name of an employee benefit plan or  arrangement,  including  an  individual  retirement  account, subject to ERISA,  the Code,  or any  federal,  state or local law  ("Similar
Law")  which is similar to ERISA or the Code  (collectively,  a "Plan"),  or a trustee or  custodian of any of the  foregoing,  an Opinion of Counsel in form and substance  satisfactory to the Trustee and the Servicer to the effect that the purchase or holding of such ERISA  Restricted  Certificate by or on behalf of such Plan will not result in the assets of the Trust  Estate  being  deemed to be "plan assets" and subject to the  prohibited  transaction  provisions of
ERISA,  the  Code or  Similar  Law and  will  not  subject  the  Trustee,  the
Depositor or the Servicer to any  obligation  in addition to those  undertaken in this  Agreement,  which  Opinion of Counsel  shall not be an expense of the
Trustee or the Servicer.  Any  transferee of an ERISA  Restricted  Certificate that does not comply with either clause (i) or (ii) of the preceding  sentence will be deemed to have made one of the  representations  set forth in Exhibit
H.  Notwithstanding  anything  else  to the  contrary  herein,  any  purported transfer of an ERISA Restricted  Certificate to or on behalf of a Plan without the  delivery  to the  Trustee  and the  Servicer  of an  Opinion  of  Counsel
satisfactory  to the Trustee and the Servicer as described above shall be void and of no effect.

                                       -74-

            Neither the Trustee nor the  Certificate  Registrar shall have any
liability  for  transfers  of   Book-Entry   Certificates   made  through  the
book-entry  facilities of the  Depository  or between or among any  Depository
Participants   or  Certificate   Owners,   made  in  violation  of  applicable
restrictions.  The  Trustee may rely and shall be fully  protected  in relying upon  information  furnished by the Depository  with respect to its Depository
Participants  and  furnished by the  Depository  Participants  with respect to indirect  participating  firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

            To the extent permitted under  applicable law (including,  but not limited to, ERISA),  the Trustee shall be under no liability to any Person for any  registration of transfer of any ERISA  Restricted  Certificate that is in fact not  permitted  by this  Section  6.02 or for making any  payments due on such  Certificate  to the  Holder  thereof  or taking  any other  action  with respect to such Holder under the  provisions of this  Agreement so long as the transfer  was  registered  by the  Trustee in  accordance  with the  foregoing requirements.

            (f)   Each Person who has or who acquires any  Ownership  Interest in a Residual  Certificate shall be deemed by the acceptance or acquisition of such  Ownership  Interest  to  have  agreed  to  be  bound  by  the  following provisions,  and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

(i)   Each Person  holding or acquiring any  Ownership  Interest in a Residual
      Certificate  shall be a Permitted  Transferee and shall promptly  notify the  Trustee  of any  change  or  impending  change  in its  status as a
      Permitted Transferee.

(ii)  No Person shall acquire an Ownership Interest in a Residual  Certificate unless such Ownership Interest is a pro rata undivided interest.

(iii) In connection with any proposed transfer of any Ownership  Interest in a
      Residual Certificate,  the Trustee shall require delivery to it, in form and  substance  satisfactory  to it,  of an  affidavit  in the  form  of
      Exhibit I hereto from the proposed transferee.

(iv)  Notwithstanding  the delivery of an  affidavit by a proposed  transferee under clause (iii) above,  if a  Responsible  Officer of the Trustee has actual  knowledge  that  the  proposed  transferee  is  not a  Permitted
      Transferee,  no  transfer  of  any  Ownership  Interest  in  a  Residual
      Certificate to such proposed transferee shall be effected.

                                       -75-

(v)   No Ownership  Interest in a Residual  Certificate may be purchased by or transferred  to any Person  that is not a U.S.  Person,  unless (A) such
      Person holds such Residual  Certificate  in connection  with the conduct of a trade or  business  within the  United  States  and  furnishes  the transferor and the Trustee with an effective  Internal  Revenue  Service
      Form W-8ECI (or  successor  thereto) or (B) the  transferee  delivers to both the  transferor  and the  Trustee  an  Opinion  of  Counsel  from a nationally-recognized  tax counsel to the effect  that such  transfer is in  accordance  with the  requirements  of the Code and the  regulations promulgated  thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes.

(vi)  Any  attempted  or  purported  transfer of any  Ownership  Interest in a
      Residual  Certificate  in  violation of the  provisions  of this Section
      6.02 shall be  absolutely  null and void and shall vest no rights in the purported  transferee.  If any purported  transferee shall, in violation of the  provisions of this Section  6.02,  become a Holder of a Residual
      Certificate,  then the prior Holder of such Residual Certificate that is a Permitted  Transferee  shall,  upon discovery that the registration of transfer of such Residual  Certificate was not in fact permitted by this
      Section  6.02, be restored to all rights as Holder  thereof  retroactive to the date of  registration  of transfer of such Residual  Certificate.
      The  Trustee  shall  be  under  no  liability  to  any  Person  for  any registration of transfer of a Residual  Certificate  that is in fact not permitted by this Section  6.02 or for making any  distributions  due on such  Residual  Certificate  to the  Holder  thereof or taking any other action  with  respect  to  such  Holder  under  the  provisions  of  the
      Agreement so long as the  transfer was  registered  in  accordance  with this  Section  6.02.  The Trustee  shall be entitled to recover from any
      Holder  of a  Residual  Certificate  that  was in fact  not a  Permitted
      Transferee at the time such  distributions  were made all  distributions made on such Residual  Certificate.  Any such distributions so recovered by the Trustee shall be distributed  and delivered by the Trustee to the
      prior  Holder  of  such  Residual   Certificate   that  is  a  Permitted
      Transferee.

(vii) If any Person other than a Permitted  Transferee  acquires any Ownership
      Interest in a Residual  Certificate in violation of the  restrictions in this Section 6.02,  then the Trustee,  based on information  provided to the  Trustee  by the  Servicer,  will  provide to the  Internal  Revenue
      Service,  and to the Persons specified in Section  860E(e)(3) and (6) of the Code,  information  needed to compute the tax imposed  under Section
      860E(e) of the Code on transfers of residual  interests to  disqualified organizations.  The  expenses  of the Trustee  under this  clause  (vii)
      shall be reimbursable by the Trust.

(viii)      No Ownership Interest in a Residual  Certificate shall be acquired by a Plan or any Person acting on behalf of a Plan.

            (g)   [Reserved]

            (h)   No service  charge  shall be  imposed  for any  transfer  or exchange of Certificates of any Class,  but the Trustee may require payment of a sum sufficient to cover any tax or  governmental  charge that may be imposed in connection with any transfer or exchange of Certificates.

                                       -76-

            (i)   All  Certificates  surrendered  for  transfer  and  exchange shall be destroyed by the Certificate Registrar.

Section 6.03.     Mutilated,  Destroyed,  Lost or Stolen Certificates.  If (a)
any mutilated  Certificate is surrendered to the Certificate  Registrar or the
Certificate   Registrar   receives   evidence  to  its   satisfaction  of  the
destruction,  loss or theft of any Certificate,  and (b) there is delivered to the Trustee,  the Depositor  and the  Certificate  Registrar  such security or indemnity  reasonably  satisfactory  to each,  to save each of them  harmless, then,  in the  absence  of actual  notice to the  Trustee  or the  Certificate
Registrar that such  Certificate  has been acquired by a bona fide  purchaser, the Trustee shall  countersign and deliver,  in exchange for or in lieu of any such mutilated,  destroyed,  lost or stolen Certificate,  a new Certificate of
like  tenor,   Class  and  Percentage   Interest  but  bearing  a  number  not
contemporaneously  outstanding.  Upon  the  issuance  of any  new  Certificate under this  Section,  the Trustee may require the payment of a sum  sufficient to cover any tax or other governmental  charge that may be imposed in relation thereto  and any  other  expenses  (including  the  fees and  expenses  of the
Trustee and the  Certificate  Registrar)  connected  therewith.  Any duplicate
Certificate  issued  pursuant to this Section  shall  constitute  complete and indefeasible  evidence of ownership  in the Trust,  as if  originally  issued, whether or not the lost,  stolen or  destroyed  Certificate  shall be found at any time.

Section 6.04.     Persons  Deemed  Owners.  Prior  to  due  presentation  of a
Certificate for  registration of transfer,  the Depositor,  the Servicer,  the
Trustee,  the  Certificate  Registrar  and any  agent  of the  Depositor,  the
Servicer,  the Trustee or the  Certificate  Registrar  may treat the Person in whose name any Certificate is registered as the owner of such  Certificate for the purpose of  receiving  distributions  pursuant to Section 5.01 and for all other  purposes  whatsoever,  and none of the  Depositor,  the  Servicer,  the
Trustee, the Certificate  Registrar or any agent of the Servicer,  the Trustee or the Certificate Registrar shall be affected by notice to the contrary.

                                   ARTICLE VII

                        THE DEPOSITOR AND THE SERVICER

Section 7.01.     Respective  Liabilities  of the  Depositor and the Servicer.
The  Depositor and the Servicer  shall each be liable in  accordance  herewith only to the extent of the obligations  specifically and  respectively  imposed upon and  undertaken  by the  Depositor  and the  Servicer  herein.  By way of illustration  and  not  limitation,  the  Depositor  is  not  liable  for  the servicing and  administration  of the Mortgage  Loans,  nor is it obligated by
Section  8.01 to  assume  any  obligations  of the  Servicer  or to  appoint a designee  to  assume  such  obligations,  nor  is  it  liable  for  any  other obligation  hereunder  that it may, but is not  obligated to, assume unless it elects to assume such obligation in accordance herewith.

Section 7.02.     Merger or  Consolidation  of the  Depositor or the Servicer.
The Depositor  and the Servicer  will each keep in full effect its  existence, rights  and  franchises  as a separate  entity  under the laws  governing  its organization,  and will each  obtain  and  preserve  its  qualification  to do business  as  a  foreign  corporation  in  each  jurisdiction  in  which  such
qualification   is  or  shall  be   necessary  to  protect  the  validity  and
enforceability  of this  Agreement,  the  Certificates  or any of the Mortgage
Loans and to perform its respective duties under this Agreement.

                                       -77-

            Any Person into which the  Depositor or the Servicer may be merged or consolidated,  or any corporation or other organization  resulting from any merger or  consolidation  to which the  Depositor or the  Servicer  shall be a party,  or any Person  succeeding  to the  business  of the  Depositor  or the
Servicer,  shall be the  successor of the  Depositor or the  Servicer,  as the case may be,  hereunder,  without the  execution or filing of any paper or any further act on the part of any of the parties  hereto,  anything herein to the contrary notwithstanding;  provided,  however, that the successor or surviving
Person to the Servicer shall be qualified to service  mortgage loans on behalf of FNMA or FHLMC.

Section 7.03.     Limitation on Liability of the Depositor,  the Servicer and
Others.  None  of the  Depositor,  the  Servicer  or  any  of  the  directors, officers,  employees or agents of the  Depositor  or of the Servicer  shall be under any  liability  to the Trust  Estate or the  Certificateholders  for any
action  taken or for  refraining  from the  taking of any action in good faith pursuant to this  Agreement,  or for errors in  judgment;  provided,  however, that this provision shall not protect the Depositor,  the Servicer or any such
Person against any breach of warranties or representations  made herein or any liability which would  otherwise be imposed by reason of willful  misfeasance, bad faith or gross  negligence  in the  performance  of duties or by reason of reckless  disregard of obligations and duties  hereunder.  The Depositor,  the
Servicer and any director,  officer, employee or agent of the Depositor or the
Servicer  may rely in good  faith on any  document  of any  kind  prima  facie properly  executed and submitted by any Person  respecting any matters arising hereunder.  The Depositor,  the Servicer and any director,  officer,  employee or agent of the Depositor or the Servicer  shall be  indemnified  by the Trust
Estate and held harmless  against any loss,  liability or expense  incurred in
connection   with  any  legal  action   relating  to  this  Agreement  or  the
Certificates,  other  than any  loss,  liability  or  expense  related  to any specific  Mortgage Loan or Mortgage Loans (except as any such loss,  liability or expense shall be otherwise  reimbursable  pursuant to this  Agreement)  and any loss, liability or expense incurred by reason of willful misfeasance,  bad faith or gross  negligence in the performance of duties hereunder or by reason of reckless  disregard of  obligations  and duties  hereunder.  Neither of the
Depositor  nor the  Servicer  shall be under  any  obligation  to  appear  in, prosecute  or  defend  any  legal  action  which  is  not  incidental  to  its respective  duties under this  Agreement  and which in its opinion may involve it in any expense or liability;  provided,  however, that the Depositor or the
Servicer  may in its  discretion  undertake  any such action which it may deem necessary or desirable in respect to this  Agreement and the rights and duties of the parties hereto and the interests of the  Certificateholders  hereunder.
In such event,  the legal  expenses and costs of such action and any liability resulting  therefrom  shall be expenses,  costs and  liabilities  of the Trust
Estate,  and the Depositor and the Servicer shall be entitled to be reimbursed therefor out of amounts  attributable  to the Mortgage Loans on deposit in the
Servicer Custodial Account as provided by Section 3.11.

Section 7.04.     Depositor  and  Servicer  Not  to  Resign.  Subject  to  the
provisions  of Section  7.02,  neither the  Depositor  nor the Servicer  shall resign from its respective  obligations and duties hereby imposed on it except upon  determination  that its duties hereunder are no longer permissible under applicable  law. Any such  determination  permitting  the  resignation  of the
Depositor or the Servicer  shall be evidenced by an Opinion of Counsel to such effect  delivered to the Trustee.  No such  resignation  by the Servicer shall become effective until the Trustee or a successor  Servicer shall have assumed the Servicer's  responsibilities  and  obligations in accordance  with Section
8.05 hereof.

                                       -78-

                                ARTICLE VIII

                                   DEFAULT

Section 8.01.     Events  of  Default.  If any  one of  the  following  events
("Events of Default") shall occur and be continuing:

            (a)   any  failure  by the  Servicer  to  deposit  amounts  in the
Servicer  Custodial  Account in the amount and manner provided herein so as to enable the  Trustee to  distribute  to Holders  of  Certificates  any  payment required to be made under the terms of such  Certificates  and this  Agreement
(other  than the  payments  required  to be made  under  Section  3.18)  which continues unremedied for a period of five days; or

            (b)   failure  on the  part of the  Servicer  duly to  observe  or perform in any  material  respect any other  covenants  or  agreements  of the
Servicer set forth in the  Certificates or in this Agreement,  which covenants and agreements  continue  unremedied for a period of 30 days after the date on which  written  notice of such  failure,  requiring  the same to be  remedied, shall have been given to the Servicer by the Trustee or the  Depositor,  or to
the Servicer,  the  Depositor  and the Trustee by the Holders of  Certificates
evidencing  Voting Rights  aggregating  not less than 25% of all  Certificates affected thereby; or

            (c)   the  entry of a decree  or  order  by a court or  agency  or supervisory  authority having jurisdiction in the premises for the appointment of a conservator,  receiver or liquidator in any  insolvency,  readjustment of debt,  marshalling of assets and  liabilities or similar  proceedings  against the Servicer,  or for the winding up or liquidation of the Servicer's affairs, and the  continuance  of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

            (d)   the  consent  by  the  Servicer  to  the  appointment  of  a conservator  or receiver or  liquidator  in any  insolvency,  readjustment  of debt,  marshalling  of assets and  liabilities  or similar  proceedings  of or relating  to  the  Servicer  or of or  relating  to  substantially  all of its property;  or the  Servicer  shall admit in writing its  inability  to pay its debts  generally as they become due, file a petition to take  advantage of any applicable  insolvency or reorganization  statute,  make an assignment for the benefit of its creditors,  or voluntarily  suspend payment of its obligations;
or

            (e)   the failure of the  Servicer to remit any  Periodic  Advance required  to be  remitted  by the  Servicer  pursuant  to  Section  3.18 which failure continues unremedied at 3:00 p.m. on the related Distribution Date;

then,  and in each and every such case,  so long as an Event of Default  shall not have been  remedied by the  Servicer,  either the Trustee or the Depositor may, and at the  direction of the Holders of  Certificates  evidencing  Voting
Rights  aggregating  not less than 51% of all  Certificates  affected  thereby shall,  by notice then given in writing to the  Servicer  (and to the Trustee, if given by the  Depositor,  and to the  Depositor,  if given by the Trustee), terminate  all of the  rights  and  obligations  of the  Servicer  under  this
Agreement.  If an Event of  Default  described  in  clause  (e)  hereof  shall occur,  the Trustee  shall,  by notice to the  Servicer,  terminate all of the rights and  obligations of the Servicer under this Agreement and in and to the
Mortgage  Loans and proceeds  thereof and the Trustee or a successor  Servicer appointed  pursuant to Section 8.05 shall make the Advance  which the Servicer failed to make.  On or after  the  receipt  by the  Servicer  of such  written notice, all authority and power of the Servicer under this Agreement,  whether with respect to the  Certificates  or the Mortgage  Loans or otherwise,  shall pass to and be vested in the Trustee  pursuant to and under this Section 8.01, unless and until such time as the Trustee shall  appoint a successor  Servicer pursuant  to Section  8.05,  and,  without  limitation,  the Trustee is hereby authorized  and  empowered to execute and deliver,  on behalf of the Servicer,
as   attorney-in-fact   or   otherwise,   any  and  all  documents  and  other
instruments,  and to do or  accomplish  all other acts or things  necessary or appropriate to effect the purposes of such notice of  termination,  whether to complete  the  transfer  and  endorsement  of the  Mortgage  Loans and related documents,  or otherwise,  including,  without limitation,  the recordation of the  assignments of the Mortgage Loans to it. The Servicer agrees to cooperate with the Trustee in effecting  the  termination  of the  responsibilities  and rights of the Servicer hereunder,  including, without limitation, the transfer to the  Trustee for the  administration  by it of all cash  amounts  that have
been  deposited  by  the  Servicer  in  the  Servicer   Custodial  Account  or
thereafter  received by the Servicer with respect to the Mortgage Loans.  Upon obtaining  notice or knowledge of the occurrence of any Event of Default,  the
Person  obtaining  such notice or knowledge  shall give prompt  written notice thereof to  Certificateholders  at their respective addresses appearing in the
Certificate  Register  and to each  Rating  Agency.  All  costs  and  expenses
(including  attorneys'  fees)  incurred in connection  with  transferring  the
Mortgage  Files to the  successor  Servicer  and  amending  this  Agreement to reflect  such  succession  as Servicer  pursuant to this Section 8.01 shall be paid by the  predecessor  Servicer.  Notwithstanding  the  termination  of the
Servicer  pursuant hereto,  the Servicer shall remain liable for any causes of
action  arising  out  of  any  Event  of  Default   occurring  prior  to  such
termination.

                                       -79-

Section 8.02.     Remedies of  Trustee.  During the  continuance  of any Event of  Default,  so long as such Event of Default  shall not have been  remedied, the Trustee,  in addition to the rights  specified in Section 8.01, shall have the  right,  in its own  name as  trustee  of an  express  trust,  to take all actions now or  hereafter  existing at law, in equity or by statute to enforce its rights and remedies and to protect the  interests,  and enforce the rights and  remedies,  of  the  Certificateholders  (including  the  institution  and prosecution  of all judicial,  administrative  and other  proceedings  and the filing  of  proofs  of claim  and debt in  connection  therewith).  Except  as otherwise  expressly  provided in this  Agreement,  no remedy  provided for by this  Agreement  shall be  exclusive of any other  remedy,  and each and every remedy  shall be  cumulative  and in addition to any other remedy and no delay or  omission to exercise  any right or remedy  shall  impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

Section 8.03.     Directions  by  Certificateholders  and  Duties of  Trustee
During  Event of  Default.  During the  continuance  of any Event of  Default,
Holders of  Certificates  evidencing  Voting Rights  aggregating not less than
25% of each  Class of  Certificates  affected  thereby  may  direct  the time, method and place of conducting any proceeding for any remedy  available to the
Trustee,  or exercising  any trust or power  conferred  upon the Trustee under this  Agreement;  provided,  however,  that  the  Trustee  shall  be  under no obligation  to pursue any such  remedy,  or to  exercise  any of the trusts or powers vested in it by this Agreement (including,  without limitation, (a) the conducting or defending of any administrative  action or litigation  hereunder or in  relation  hereto,  and  (b)  the  terminating  of the  Servicer  or any successor  Servicer  from its rights and duties as servicer  hereunder) at the request,  order or  direction  of any of the  Certificateholders,  unless such
Certificateholders  shall have offered to the Trustee  reasonable  security or indemnity  against the costs,  expenses and liabilities  which may be incurred therein or thereby and, provided further,  that,  subject to the provisions of
Section  9.01,  the Trustee shall have the right to decline to follow any such direction if the Trustee,  based upon an Opinion of Counsel,  determines  that the action or  proceeding  so  directed  may not  lawfully  be taken or if the
Trustee in good faith  determines  that the action or  proceeding  so directed would  involve it in  personal  liability  or be unjustly  prejudicial  to the non-assenting Certificateholders.

                                       -80-

Section 8.04.     Action upon Certain Failures of the Servicer and upon Event of Default.  In the event that the Trustee shall have actual  knowledge of any failure  of the  Servicer  specified  in Section  8.01(a)  or (b) which  would become an Event of  Default  upon the  Servicer's  failure  to remedy the same after notice,  the Trustee shall give notice  thereof to the Servicer.  If the
Trustee  shall have  knowledge of an Event of Default,  the Trustee shall give prompt written notice thereof to the Certificateholders.

Section 8.05.     Trustee to Act; Appointment of Successor.

            (a)   On and  after  the time the  Servicer  receives  a notice of termination  pursuant to Section  8.01,  the Trustee shall be the successor in all respects to the Servicer in its capacity as servicer  under this Agreement and the  transactions set forth or provided for herein and shall be subject to all the  responsibilities,  duties and liabilities  relating thereto placed on the Servicer by the terms and  provisions  hereof or shall appoint a successor pursuant to Section  3.07.  Notwithstanding  anything  provided  herein to the contrary,  under no  circumstances  shall any  provision of this  Agreement be construed to require the  Trustee,  acting in its capacity as successor to the
Servicer in its  obligation to make Advances,  to advance,  expend or risk its own funds or otherwise  incur any financial  liability in the  performance  of its duties  hereunder if it shall have  reasonable  grounds for believing that such funds are  non-recoverable.  Subject to Section 8.05(b),  as compensation
therefor,   the  Trustee  shall  be  entitled  to  such  compensation  as  the terminated  Servicer  would have been  entitled to hereunder if no such notice of termination  had been given.  Notwithstanding  the above,  the Trustee may, if it shall be  unwilling so to act, or shall,  if it is legally  unable so to act, appoint,  or petition a court of competent  jurisdiction to appoint,  any established  housing and home  finance  institution  having a net worth of not less than  $10,000,000 as the successor to the terminated  Servicer  hereunder in the  assumption  of all or any  part  of the  responsibilities,  duties  or liabilities  of the  Servicer  hereunder;  provided,  however,  that  any such institution  appointed  as  successor  Servicer  shall not,  as  evidenced  in writing by each Rating  Agency,  adversely  affect the then current  rating of any  Class  of  Certificates  immediately  prior  to  the  termination  of the terminated  Servicer.  The  appointment  of a  successor  Servicer  shall  not affect any liability of the  predecessor  Servicer which may have arisen under this Agreement prior to its  termination as Servicer,  nor shall any successor
Servicer be liable for any acts or  omissions of the  predecessor  Servicer or for any breach by the  Servicer of any of its  representations  or  warranties
contained   herein  or  in  any  related   document  or   agreement.   Pending
appointment of a successor to the terminated  Servicer  hereunder,  unless the
Trustee is  prohibited  by law from so acting,  the Trustee  shall act in such capacity as provided  above.  The Trustee and such  successor  shall take such action,  consistent with this  Agreement,  as shall be necessary to effectuate any such succession.

                                       -81-

            (b)   In connection with the  appointment of a successor  Servicer or the  assumption  of the duties of the  Servicer,  as  specified  in Section
8.05(a),  the Trustee may make such  arrangements for the compensation of such successor  out of  payments  on Mortgage  Loans  serviced  by the  predecessor
Servicer as it and such successor  shall agree;  provided,  however,  that any
Person  assuming the duties of the Servicer  shall pay to such  predecessor an amount  equal to the market  value of the  portion of the  Servicing  Fee that
will accrue in the future due to the Servicing Fee Rate  exceeding       % per
annum with respect to any Mortgage  Loan.  The "market  value" of such portion
of the Servicing  Fee shall be  determined by      ,  on the basis of at least
two  quotations  from  third  parties  actively  engaged in the  servicing  of single-family  mortgage loans.  If the successor  Servicer does not agree that such market value is a fair price,  such successor shall obtain two quotations of market  value from third  parties  actively  engaged  in the  servicing  of single-family  mortgage  loans.  The market value of the excess portion of the
Servicing  Fee will  then be equal to the  average  of (i) the  lowest  figure
obtained by      ,  and  (ii) the  highest  figure  obtained by the  successor
Servicer.  Payment of the amount  calculated  above shall be made to      , by
the  successor  Servicer no later than the last  Business  Day of the month in which such successor  Servicer  becomes  entitled to receive the Servicing Fee under  this  Agreement.  In no event will any  portion of the Trust  Estate be
used to pay amounts due to       under this Section 8.05(b).

            (c)   Any  successor,  including  the Trustee,  to the Servicer as servicer  shall  during the term of its service as servicer  maintain in force
(i) a policy or policies of  insurance  covering  errors and  omissions in the performance of its obligations as servicer  hereunder and (ii) a fidelity bond in respect of its  officers,  employees  and agents to the same  extent as the
Servicer is so required pursuant to Section 3.03.

Section 8.06.     Notification  to  Certificateholders.  Upon any  termination or appointment  of a successor to the Servicer  pursuant to this Article VIII, the Trustee shall give prompt written notice thereof to  Certificateholders at their respective  addresses appearing in the Certificate  Register and to each
Rating Agency.

                                 ARTICLE IX

                                 THE TRUSTEE

Section 9.01.     Duties of Trustee.

            (a)   The Trustee,  prior to the occurrence of an Event of Default and after  the  curing or  waiver  of all  Events  of  Default  which may have occurred,  undertakes  to  perform  such  duties  and only such  duties as are specifically  set forth in this  Agreement.  In case an Event of  Default  has occurred  of which a  Responsible  Officer of the  Trustee  shall have  actual knowledge  (which has not been cured or waived),  the Trustee  shall  exercise such of the  rights  and powers  vested in it by this  Agreement,  and use the same  degree  of care and  skill in their  exercise  as a  reasonably  prudent investor would exercise or use under the  circumstances in the conduct of such investor's own affairs.

            The  Trustee,  upon  receipt  of  all  resolutions,  certificates,
statements,   opinions,   reports,  documents,  orders  or  other  instruments
furnished  to the Trustee  which are  specifically  required  to be  furnished pursuant to any provision of this  Agreement,  shall examine them to determine whether they conform to the requirements of this Agreement.

                                       -82-

            (b)   No  provision  of  this  Agreement  shall  be  construed  to relieve the Trustee from liability for its own grossly negligent  action,  its own  grossly  negligent  failure  to  act  or  its  own  willful  misfeasance;
provided, however, that:

(i)   Prior to the occurrence of an Event of Default,  and after the curing or waiver  of all such  Events of  Default  which  may have  occurred,  the duties and obligations of the Trustee shall be determined  solely by the express  provisions of this  Agreement,  the Trustee shall not be liable except  for  the  performance  of such  duties  and  obligations  as are specifically  set  forth in this  Agreement,  no  implied  covenants  or obligations  shall be read into this Agreement  against the Trustee and, in the absence of bad faith on the part of the Trustee,  the Trustee may
      conclusively   rely,  as  to  the  truth  of  the   statements  and  the
      correctness of the opinions expressed therein,  upon any certificates or opinions  furnished to the Trustee by the  Depositor or the Servicer and
      which  on  their  face,  do not  contradict  the  requirements  of  this
      Agreement;

(ii)  The Trustee (in its individual  capacity) shall not be personally liable for an error of judgment made in good faith by a Responsible  Officer or
      Responsible Officers of the Trustee,  unless it shall be proved that the
      Trustee was grossly negligent in ascertaining the pertinent facts;

(iii) The Trustee (in its individual  capacity) shall not be personally liable with respect to any action taken,  suffered or omitted to be taken by it in good faith in accordance with the direction of  Certificateholders as provided in Section 8.03;

(iv)  The Trustee  shall not be charged with  knowledge of any default  (other than a default in payment to the  Trustee)  specified in clauses (a) and
      (b) of Section  8.01 or an Event of Default  under  clauses (c), (d) and
      (e) of  Section  8.01  unless  a  Responsible  Officer  of  the  Trustee assigned to and working in the  Corporate  Trust Office  obtains  actual knowledge  of such  failure  or  event  or any  officer  of the  Trustee receives  written notice of such failure or event at its Corporate Trust
      Office from the Servicer, the Depositor or any Certificateholder; and

(v)   Except to the extent  provided in Section  8.05,  no  provision  in this
      Agreement  shall  require  the  Trustee  to expend or risk its own funds
      (including,  without limitation,  the making of any Advance as successor
      Servicer) or otherwise  incur any  personal  financial  liability in the performance  of  any of  its  duties  as  Trustee  hereunder,  or in the exercise  of any of its  rights or  powers,  if the  Trustee  shall have reasonable  grounds for  believing  that  repayment of funds or adequate indemnity  against such risk or liability is not  reasonably  assured to
      it.

Section 9.02.     Certain Matters Affecting the Trustee.

            Except as otherwise provided in Section 9.01:

                                       -83-

(i)   The Trustee may request and rely upon and shall be  protected  in acting or refraining  from acting upon any resolution,  Officer's  Certificate,
      certificate   of   auditors   or  any  other   certificate,   statement,
      instrument,   opinion,   report,  notice,   request,   consent,   order,
      appraisal,  bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)  The Trustee may consult  with  counsel and any Opinion of Counsel  shall be full and  complete  authorization  and  protection  in respect of any action  taken or suffered or omitted by it  hereunder  in good faith and in accordance with such Opinion of Counsel;

(iii) The Trustee  shall be under no  obligation to exercise any of the trusts or powers  vested in it by this  Agreement or to  institute,  conduct or defend any  litigation  hereunder or in relation  hereto at the request, order or  direction  of any of the  Certificateholders,  pursuant to the provisions of this Agreement,  unless such Certificateholders shall have offered to the  Trustee  reasonable  security or  indemnity  against the costs,  expenses  and  liabilities  which  may be  incurred  therein  or thereby;  nothing contained herein shall,  however,  relieve the Trustee of the  obligation,  upon the  occurrence of an Event of Default  (which has not been  cured or  waived),  to  exercise  such of the  rights  and powers  vested in it by this  Agreement,  and to use the same  degree of care and skill in their  exercise as a prudent  investor  would exercise or use under the  circumstances  in the conduct of such  investor's  own affairs;

(iv)  The  Trustee  shall  not be  personally  liable  for any  action  taken, suffered  or  omitted  by it in  good  faith  and  believed  by it to be authorized or within the  discretion or rights or powers  conferred upon it by this Agreement;

(v)   Prior to the  occurrence of an Event of Default  hereunder and after the curing or waiving of all Events of Default which may have occurred,  the
      Trustee shall not be bound to make any  investigation  into the facts or matters stated in any resolution,  certificate,  statement,  instrument, opinion,  report, notice,  request,  consent,  order, approval,  bond or other  paper  or  document,  unless  requested  in  writing  so to do by
      Holders  or  Certificate  or any  Class  evidencing,  as to such  Class,
      Percentage Interests,  aggregating not less than 50%; provided, however, that if the  payment  within a  reasonable  time to the  Trustee  of the costs,  expenses  or  liabilities  likely  to be  incurred  by it in the making of such  investigation  is, in the  opinion of the  Trustee,  not reasonably  assured to the Trustee by the security afforded to it by the terms of this Agreement,  the Trustee may require  reasonable  indemnity against such expense or liability or payment of such estimated  expenses as a condition to so proceeding; and

(vi)  The  Trustee  may  execute  any of the  trusts  or powers  hereunder  or perform any duties  hereunder either directly or by or through agents or attorneys.

Section 9.03.     Trustee Not Liable for  Certificates or Mortgage Loans.  The
recitals  contained herein and in the  Certificates  (other than the execution of,  and the  counter-signature  on the  Certificates)  shall  be taken as the statements  of the  Depositor  or  Servicer,  as  applicable,  and the Trustee assumes  no  responsibility  for  their  correctness.  The  Trustee  makes  no representations  as to the validity or sufficiency of this Agreement or of the
Certificates  or any  Mortgage  Loans save that the Trustee  represents  that, assuming  due  execution  and  delivery  by the  other  parties  hereto,  this
Agreement  has  been  duly  authorized,  executed  and  delivered  by  it  and constitutes its legal, valid and binding  obligation,  enforceable  against it in accordance  with its terms,  subject,  as to  enforcement  of remedies,  to applicable insolvency,  receivership,  moratorium and other laws affecting the rights of creditors  generally,  and to general  principles  of equity and the discretion of the court  (regardless  of whether  enforcement of such remedies is considered  in a proceeding in equity or at law).  The Trustee shall not be accountable  for the use or  application by the Depositor of funds paid to the
Depositor in  consideration  of the assignment of the Mortgage Loans hereunder by the  Depositor,  or for  the  use or  application  of  any  funds  paid  to
Subservicers  or the  Servicer in respect of the  Mortgage  Loans or deposited into the Servicer  Custodial  Account,  or any other account  hereunder (other than the Certificate Account) by the Servicer.

                                       -84-

            The Trustee shall at no time have any  responsibility or liability for or with  respect  to the  legality,  validity  and  enforceability  of any
Mortgage or any Mortgage  Loan, or the perfection and priority of any Mortgage or the  maintenance of any such perfection and priority or for or with respect to the  sufficiency of the Trust or its ability to generate the payments to be distributed to  Certificateholders  under this Agreement,  including,  without limitation: the existence,  condition and ownership of any Mortgaged Property;
the existence and  enforceability  of any hazard insurance thereon (other than if the Trustee  shall  assume the duties of the  Servicer  pursuant to Section
8.05 and thereupon only for the acts or omissions of the successor  Servicer);
the validity of the  assignment  of any Mortgage Loan to the Trustee or of any
intervening   assignment;   the   completeness   of  any  Mortgage  Loan;  the
performance  or  enforcement  of any Mortgage  Loan (other than if the Trustee shall  assume  the  duties  of the  Servicer  pursuant  to  Section  8.05  and thereupon  only  for  the  acts  or  omissions  of the  Trustee  as  successor
Servicer);  the  compliance by the Depositor or the Servicer with any warranty or representation  made under this Agreement or in any related document or the accuracy of any such warranty or  representation;  any investment of monies by or at the direction of the Servicer or any loss resulting therefrom,  it being understood  that the Trustee shall remain  responsible  for any Trust property that it may hold in its individual  capacity;  the acts or omissions of any of the  Depositor,  the  Servicer  (other  than if the Trustee  shall  assume the duties of the  Servicer  pursuant to Section 8.05 and  thereupon  only for the acts or omissions of the Trustee as successor  Servicer),  any  Subservicer or any  Mortgagor;  any action of the Servicer  (other than if the Trustee  shall assume the duties of the Servicer  pursuant to Section 8.05 and thereupon only for the  acts or  omissions  of the  Trustee  as  successor  Servicer)  or any
Subservicer  taken in the name of the Trustee;  the failure of the Servicer or any  Subservicer  to act or perform any duties  required of it as agent of the
Trustee  hereunder;  or any action by the Trustee taken at the  instruction of the  Servicer  (other  than if the  Trustee  shall  assume  the  duties of the
Servicer  pursuant  to  Section  8.05  and  thereupon  only  for  the  acts or omissions of the Trustee as successor Servicer);  provided,  however, that the foregoing  shall not  relieve  the  Trustee of its  obligation  to perform its duties under this  Agreement,  including,  without  limitation,  the Trustee's review of the  Mortgage  Files  pursuant to Section  2.02.  The Trustee  shall file any financing or continuation  statement in any public office at any time required to maintain the  perfection of any security  interest or lien granted to it hereunder.

                                       -85-

Section 9.04.     Trustee   May  Own   Certificates.   The   Trustee   in  its
individual  or  any  other  capacity  may  become  the  owner  or  pledgee  of
Certificates  with the same  rights it would have if it were not  Trustee  and may  otherwise  deal  with  the  Servicer,  any  Subservicer  or any of  their respective  affiliates  with the same  right it would  have if it were not the
Trustee.

Section 9.05.     Eligibility    Requirements   for   Trustee.   The   Trustee
hereunder  shall at all times be (a) an institution  the deposits of which are fully  insured  by the  FDIC  and (b) a  corporation  or  banking  association organized  and doing  business  under the laws of the United States of America or of any  State,  authorized  under  such laws to  exercise  corporate  trust powers,  having a combined  capital and  surplus of not less than  $50,000,000 and subject to supervision  or  examination by Federal or State  authority and
(c) with respect to every successor  trustee  hereunder  either an institution
(i) the  long-term  unsecured  debt  obligations  of which  are rated at least
"     " by       and       or (ii) whose  serving as Trustee  hereunder  would
not result in the lowering of the ratings originally  assigned to any Class of
Certificates.  The Trustee  shall not be an affiliate of the  Depositor or the
Servicer.  If such  corporation or banking  association  publishes  reports of condition at least  annually,  pursuant to law or to the  requirements  of the aforesaid  supervising or examining  authority,  then for the purposes of this
Section 9.05, the combined  capital and surplus of such corporation or banking association  shall be deemed to be its  combined  capital  and  surplus as set forth in its most recent  report of  condition  so  published.  In case at any time the Trustee shall cease to be eligible in  accordance  with the provision of this Section 9.05,  the Trustee shall resign  immediately in the manner and with the effect specified in Section 9.06.

Section 9.06.     Resignation  and Removal of Trustee.  The Trustee may at any
time resign and be discharged  from the trust hereby created by giving written notice  thereof  to the  Servicer  and  mailing  a copy of such  notice to all
Holders  of  record.  The  Trustee  shall  also mail a copy of such  notice of
resignation   to  each  Rating   Agency.   Upon   receiving   such  notice  of
resignation,  the Servicer shall use their best efforts to promptly  appoint a mutually  acceptable  successor Trustee by written  instrument,  in duplicate, one copy of which instrument  shall be delivered to the resigning  Trustee and one copy to the  successor  Trustee.  If no successor  Trustee shall have been so  appointed  and shall have  accepted  appointment  within 30 days after the giving of such notice of resignation,  the resigning  Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            If  at  any  time  the  Trustee  shall  cease  to be  eligible  in accordance  with the provisions of Section 9.05 and shall fail to resign after written request therefor by the Servicer,  or if at any time the Trustee shall become incapable of acting,  or shall be adjudged a bankrupt or insolvent,  or a  receiver  of the  Trustee or of its  property  shall be  appointed,  or any public  officer shall take charge or control of the Trustee or of its property or affairs for the purpose of  rehabilitation,  conservation  or  liquidation, then the  Servicer  may remove the Trustee and appoint a successor  trustee by written  instrument,  in  duplicate,  one  copy of which  instrument  shall be delivered to the Trustee so removed and one copy to the successor.

            The Holders of  Certificates  evidencing  not less than 50% of the
Voting  Rights may at any time  remove the  Trustee by written  instrument  or instruments  delivered to the Servicer  and the  Trustee;  the Servicer  shall thereupon  use their best efforts to appoint a mutually  acceptable  successor
Trustee in accordance with this Section 9.06.

                                       -86-

            Any  resignation  or removal of the Trustee and  appointment  of a successor  Trustee  pursuant to any of the  provisions  of this  Section  9.06 shall  become  effective  upon  acceptance  of  appointment  by the  successor
Trustee as provided in Section 9.07.
Section 9.07.     Successor  Trustee.   Any  successor  Trustee  appointed  as
provided  in  Section  9.06  shall  execute,  acknowledge  and  deliver to the
Servicer  and  to  its  predecessor  Trustee  an  instrument   accepting  such
appointment  hereunder,  and  thereupon  the  resignation  or  removal  of the predecessor  Trustee  shall  become  effective  and  such  successor  Trustee, without any further act,  deed or  conveyance,  shall become fully vested with all the rights,  powers, duties and obligations of its predecessor  hereunder, with like effect as if originally  named as Trustee  herein.  The  predecessor
Trustee  shall duly assign,  transfer,  deliver and pay over to the  successor
Trustee the whole of the Mortgage  Files and related  documents and statements
held  by  it  hereunder,   together  with  all  instruments  of  transfer  and
assignment or other documents properly executed as may be reasonably  required to effect such transfer and such of the records or copies  thereof  maintained by the predecessor  Trustee in the administration  hereof as may be reasonably requested by the successor  Trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement;  provided,  however, that if the predecessor  Trustee has been  terminated  pursuant to the third paragraph of Section 9.06, all reasonable  expenses of the predecessor  Trustee incurred in complying with this Section 9.07 shall be reimbursed by the Trust.

            No successor Trustee shall accept  appointment as provided in this
Section 9.07 unless at the time of such  appointment  such  successor  Trustee shall be eligible under the provisions of Section 9.05.

            Upon acceptance of appointment by a successor  Trustee as provided in this  Section  9.07,  the  Servicer  shall  cooperate to mail notice of the succession of such Trustee  hereunder to all Holders of  Certificates at their addresses as shown in the Certificate  Register and to each Rating Agency.  If the  Servicer  fail to mail such notice  within ten days after  acceptance  of appointment by the successor  Trustee,  the successor Trustee shall cause such notice to be mailed at the expense of the Servicer.

Section 9.08.     Merger or  Consolidation  of  Trustee.  Any  corporation  or banking  association into which the Trustee may be merged or converted or with which  it may be  consolidated,  or any  corporation  or  banking  association resulting from any merger,  conversion or  consolidation  to which the Trustee shall be a party, or any corporation or banking association  succeeding to all or substantially all of the corporate trust business of the Trustee,  shall be the  successor  of the  Trustee  hereunder,  if such  corporation  or  banking association  is eligible  under the  provisions of Section  9.05,  without the execution  or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 9.09.     Appointment    of    Co-Trustee    or   Separate    Trustee.
Notwithstanding  any of the provisions hereof, at any time, for the purpose of meeting any legal  requirements  of any  jurisdiction  in which any  Mortgaged
Property may at the time be located or for any other reason,  the Servicer and the Trustee  acting jointly shall have the power and shall execute and deliver all  instruments  to appoint  one or more  Persons  approved by the Trustee as co-trustee or separate trustee of all or any part of the Trust Estate,  and to vest in such  Person or  Persons,  in such  capacity,  such title to the Trust
Estate,  or any part  thereof,  and,  subject to the other  provision  of this
Section  9.09,  such  powers,  duties,  obligations,  rights and trusts as the
Servicer  and  the  Trustee  may  consider  necessary  or  desirable.  If  the
Servicer shall not have joined in such  appointment  within ten days after the receipt by it of a request to do so, the  Trustee  alone  shall have the power to make such  appointment.  No co-trustee or separate trustee  hereunder shall be required to meet the terms of  eligibility  as a  successor  Trustee  under
Section 9.05 and no notice to Holders of  Certificates  of the  appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.07.

                                       -87-

            In the  case  of  any  appointment  of a  co-trustee  or  separate trustee  pursuant  to this  Section  9.09,  all  rights,  powers,  duties  and obligations  conferred  or imposed  upon the  Trustee  shall be  conferred  or imposed  upon and  exercised  or  performed  by the Trustee and such  separate trustee or co-trustee jointly,  except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed  (whether as Trustee hereunder or as successor to the Servicer  hereunder),  the Trustee shall be  incompetent  or  unqualified  to perform such act or acts,  in which event such rights,  powers,  duties and obligations  (including the holding of title to the Trust  Estate or any  portion  thereof in any such  jurisdiction)
shall be exercised  and  performed by such  separate  trustee or co-trustee at the direction of the Trustee.  No trustee  hereunder  shall be held personally liable by  reason  of any act or  omission  of any  other  trustee  hereunder;
provided,  however,  that no appointment  of a co-trustee or separate  trustee hereunder shall relieve the Trustee of its obligations hereunder.

            Any notice,  request or other  writing  given to the Trustee shall be  deemed  to have  been  given to each of the  then  separate  trustees  and co-trustees,  as  effectively  as if given to each of them.  Every  instrument appointing  any separate  trustee or co-trustee  shall refer to this Agreement and the conditions of this Article IX. Each separate  trustee and  co-trustee, upon its acceptance of the trusts conferred,  shall be vested with the estates or property  specified in its instrument of  appointment,  either jointly with the  Trustee or  separately,  as may be provided  therein,  subject to all the provisions of this Agreement,  specifically  including every provision of this
Agreement  relating  to  the  conduct  of,  affecting  the  liability  of,  or affording  protection to, the Trustee.  Every such  instrument  shall be filed with the Trustee.

            Any separate  trustee or co-trustee  may, at any time,  constitute the Trustee, its agent or attorney-in-fact,  with full power and authority, to the extent not  prohibited by law, to do any lawful act under or in respect of this  Agreement  on its behalf  and in its name.  If any  separate  trustee or co-trustee  shall become incapable of acting,  resign or be removed,  or shall be adjudged a bankrupt or  insolvent,  or a receiver of its property  shall be appointed,  or any public officer shall take charge or control of such trustee
or   co-trustee   or  of  its   property   or  affairs   for  the  purpose  of
rehabilitation,  conservation or liquidation,  all of its estates, properties, rights,  remedies and trusts shall vest in and be exercised by the Trustee, to the extent  permitted by law,  without the  appointment  of a new or successor trustee.

Section 9.10.     Authenticating  Agents.  The Trustee may appoint one or more authenticating agents  ("Authenticating  Agents") which shall be authorized to
act  on  behalf  of  the   Trustee   in   authenticating   or   countersigning
Certificates.  Initially,  the Authenticating  Agent shall be      .  Wherever
reference is made in this Agreement to the  authentication  or  countersigning of Certificates by the Trustee or the Trustee's  certificate of authentication or  countersigning,  such reference shall be deemed to include  authentication or countersigning  on behalf of the Trustee by an  Authenticating  Agent and a certificate of  authentication or  countersignature  executed on behalf of the
Trustee  by  an  Authenticating  Agent.  Each  Authenticating  Agent  must  be acceptable  to the Servicer and must be a corporation  or banking  association organized  and doing  business  under the laws of the United States of America or of any State,  having a principal office and place of business in New York,
New York,  having a combined  capital  and  surplus  of at least  $15,000,000, authorized  under such laws to do a trust  business and subject to supervision or examination by Federal or State authorities.

                                       -88-

            Any   corporation   or   banking   association   into   which  any
Authenticating  Agent  may be  merged  or  converted  or with  which it may be consolidated,  or any  corporation or banking  association  resulting from any merger,  conversion or consolidation to which any  Authenticating  Agent shall be a party,  or any  corporation  or  banking  association  succeeding  to the corporate agency business of any  Authenticating  Agent,  shall continue to be the  Authenticating  Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

            Any Authenticating  Agent may at any time resign by giving written notice of resignation  to the Trustee and to the Servicer.  The Trustee may at
any time  terminate the agency of any  Authenticating  Agent by giving written notice of termination to such Authenticating  Agent and to the Servicer.  Upon receiving a notice of resignation  or upon such a termination,  or in case, at any time any  Authenticating  Agent shall  cease to be eligible in  accordance with the  provisions of this Section 9.10, the Trustee may appoint a successor
Authenticating  Agent,  shall give written  notice of such  appointment to the
Servicer    and   shall   mail   notice   of   such    appointment    to   all
Certificateholders.  Any  successor  Authenticating  Agent upon  acceptance of its  appointment  hereunder  shall become vested with all the rights,  powers, duties and responsibilities of its predecessor hereunder,  with like effect as if originally named as Authenticating Agent.

Section 9.11.     Trustee's Fees and Expenses.  The Trustee,  as  compensation
for  its  activities   hereunder,   shall  be  entitled  to  receive  on  each
Distribution  Date an amount  equal to the Trustee  Fee for such  Distribution
Date  pursuant to  Section 5.02(a).  The Trustee  and any  director,  officer, employee or agent of the Trustee  shall be  indemnified  by the Trust and held
harmless  against  any  loss,  liability  or  expense  (including   reasonable
attorney's  fees) (a)  incurred in  connection  with any claim or legal action
relating  to  (i) this  Agreement,   (ii)  the  Certificates,   or  (iii)  the
performance  of any of the Trustee's  duties  hereunder,  other than any loss, liability or expense incurred by reason of willful  misfeasance,  bad faith or gross negligence in the performance of any of the Trustee's duties  hereunder,
(b)  resulting  from any tax or  information  return which was prepared by, or should  have  been  prepared  by,  the  Servicer  and (c)  arising  out of the transfer  of any  Private  Certificate  not in  compliance  with  ERISA.  Such indemnity  shall survive the  termination of this Agreement or the resignation or removal of the Trustee  hereunder.  Without limiting the foregoing,  except as otherwise  agreed upon in writing by the  Depositor  and the  Trustee,  and except  for any such  expense,  disbursement  or advance as may arise from the
Trustee's gross negligence,  bad faith,  willful  misconduct or breach of this
Agreement,  the Trust shall reimburse the Trustee for all reasonable expenses, disbursements  and advances incurred or made by the Trustee in accordance with any of the  provisions of this  Agreement to the extent  permitted by Treasury
Regulations Section 1.860G-1(b)(3)(ii) and (iii); provided,  however, that the
Depositor  and the  Trustee  intend to enter  into a  separate  agreement  for custody-related  services.  Except as otherwise  provided herein,  the Trustee shall not be entitled  to payment or  reimbursement  for any  routine  ongoing expenses  incurred  by the  Trustee  in the  ordinary  course of its duties as
Trustee,  Certificate  Registrar  or Paying  Agent  hereunder or for any other expenses.

                                       -89-

Section 9.12.     Appointment  of  Custodian.  The  Trustee may at any time on or  after  the  Closing  Date,  with  the  consent  of the  Depositor  and the
Servicer,  appoint  one or more  Custodians  to hold all or a  portion  of the
Mortgage  Files  as  agent  for the  Trustee,  by  entering  into a  custodial agreement in a form  acceptable to the Depositor and the Servicer.  Subject to this  Article  IX,  the  Trustee  agrees  to  comply  with  the  terms of each
Custodial  Agreement and to enforce the terms and provisions  thereof  against the Custodian for the benefit of the Certificateholders.  Each Custodian shall be a  depository  institution  subject  to  supervision  by  federal  or state authority,  shall have a combined capital and surplus of at least  $10,000,000 and shall be  qualified to do business in the  jurisdiction  in which it holds any Mortgage File.

Section 9.13.     Paying  Agents.  The  Trustee may appoint one or more Paying
Agents (each, a "Paying  Agent") which shall be authorized to act on behalf of
the  Trustee  in  making   withdrawals   from  the  Certificate   Account  and
distributions  to  Certificateholders  as provided in Section 3.08 and Section
5.02.  Wherever  reference is made in this  Agreement to the  withdrawal  from the  Certificate  Account by the Trustee,  such  reference  shall be deemed to include  such a  withdrawal  on  behalf  of the  Trustee  by a  Paying  Agent.
Initially,  the Paying  Agent shall be      .  Whenever  reference  is made in
this  Agreement  to a  distribution  by the  Trustee  or the  furnishing  of a statement  to  Certificateholders  by the  Trustee,  such  reference  shall be deemed to include such a  distribution  or furnishing on behalf of the Trustee by a Paying  Agent.  Each  Paying  Agent  shall  provide to the  Trustee  such information  concerning the  Certificate  Account as the Trustee shall request from time to time.  Each Paying  Agent must be  reasonably  acceptable  to the
Servicer and must be a corporation or banking association  organized and doing business  under the laws of the  United  States of  America  or of any  state, having  (except in the case of the  Trustee) a  principal  office and place of business in New York,  New York,  having a combined  capital and surplus of at least  $15,000,000,  authorized  under  such laws to do a trust  business  and subject to supervision or examination by federal or state authorities.

            Any  corporation  into  which  any  Paying  Agent may be merged or converted or with which it may be consolidated,  or any corporation  resulting from any merger,  conversion or  consolidation to which any Paying Agent shall be a party, or any corporation  succeeding to the corporate agency business of any Paying  Agent,  shall  continue to be the Paying Agent  provided that such corporation after the consummation of such merger,  conversion,  consolidation or succession meets the eligibility requirements of this Section 9.13.

            Any Paying Agent may at any time resign by giving  written  notice of  resignation  to the Trustee and to the Servicer;  provided that the Paying
Agent has returned to the Certificate Account or otherwise  accounted,  to the reasonable  satisfaction of the Trustee, for all amounts it has withdrawn from the Certificate  Account.  The Trustee may, upon prior written approval of the
Servicer,  at any time  terminate  the  agency of any  Paying  Agent by giving written notice of  termination to such Paying Agent and to the Servicer.  Upon receiving a notice of resignation  or upon such a  termination,  or in case at any time any Paying  Agent shall cease to be eligible in  accordance  with the provisions  of the first  paragraph  of this  Section  9.13,  the  Trustee may appoint,  upon prior  written  approval of the  Servicer,  a successor  Paying
Agent,  shall give  written  notice of such  appointment  to the  Servicer and
shall  mail  notice  of  such  appointment  to  all  Certificateholders.   Any
successor  Paying Agent upon  acceptance of its  appointment  hereunder  shall become  vested with all rights,  powers,  duties and  responsibilities  of its predecessor  hereunder,  with  like  effect as if  originally  named as Paying
Agent. The Trustee shall remain liable for any duties and obligations  assumed by its appointed Paying Agent.

                                       -90-

Section 9.14.     Limitation of Liability.  The  Certificates  are executed by the  Trustee,  not in its  individual  capacity  but  solely as Trustee of the
Trust, in the exercise of the powers and authority  conferred and vested in it by this Agreement.  Each of the  undertakings  and agreements made on the part of the  Trustee in the  Certificates  is made and  intended  not as a personal undertaking  or  agreement  by the  Trustee but is made and  intended  for the purpose of binding only the Trust.

Section 9.15.     Trustee  May  Enforce   Claims   Without   Possession   of
Certificates.  All  rights of action and claims  under this  Agreement  or the
Certificates  may be  prosecuted  and  enforced  by the  Trustee  without  the possession  of any of  the  Certificates  or  the  production  thereof  in any proceeding  relating  thereto,  and such  preceding  instituted by the Trustee shall be brought in its own name or in its  capacity as Trustee.  Any recovery of  judgment  shall,  after  provision  for  the  payment  of  the  reasonable compensation,  expenses,  disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit of the  Certificateholders  in respect of which such judgment has been recovered.

Section 9.16.     Suits  for  Enforcement.  In case an  Event  of  Default  or other  default by the Servicer or the Depositor  hereunder  shall occur and be continuing,  the  Trustee,  in its  discretion,  may  proceed to  protect  and enforce  its rights and the rights of the Holders of  Certificates  under this
Agreement by a suit,  action or  proceeding  in equity or at law or otherwise, whether for the specific  performance  of any covenant or agreement  contained in this  Agreement  or in aid of the  execution  of any power  granted in this
Agreement  or for the  enforcement  of any  other  legal,  equitable  or other remedy,  as the Trustee,  being advised by counsel,  shall deem most effectual
to  protect   and   enforce   any  of  the  rights  of  the  Trustee  and  the
Certificateholders.

Section 9.17.     Waiver of Bond  Requirement.  The Trustee  shall be relieved
of,  and  each  Certificateholder   hereby  waives,  any  requirement  of  any
jurisdiction in which the Trust, or any part thereof,  may be located that the
Trustee post a bond or other surety with any court, agency or body whatsoever.

Section 9.18.     Waiver of Inventory,  Accounting and Appraisal  Requirement.
The Trustee shall be relieved of, and each  Certificateholder  hereby  waives, any  requirement of any  jurisdiction in which the Trust, or any part thereof, may be located that the Trustee file any  inventory,  accounting  or appraisal of the  Trust  with any  court,  agency  or body at any time or in any  manner whatsoever.

                                       -91-

                                  ARTICLE X

                                 TERMINATION

Section 10.01.    Termination  upon Purchase by the Depositor or  Liquidation of All Mortgage Loans.  Subject to Section 10.02,  the respective  obligations and  responsibilities  of the Depositor,  the Servicer and the Trustee created hereby  (other  than the  obligation  of Trustee to make  certain  payments to
Certificateholders  after  the  Final  Distribution  Date and to send  certain notices as hereinafter set forth and the  obligations of the Trustee  pursuant to  Sections  5.04(b)  and  5.05(b))  shall  terminate  upon the  last  action required to be taken by the Trustee on the Final  Distribution  Date  pursuant to this Article X following  the earlier of (a) the purchase by the  Depositor of all Mortgage Loans and all REO Property  remaining in the Trust Estate at a price  equal to the sum of (i) 100% of the  Stated  Principal  Balance of each
Mortgage  Loan (other than any Mortgage Loan as to which REO Property has been acquired  and whose fair  market  value is  included  pursuant  to clause (ii)
below) and (ii) the fair market value of such REO Property (as  determined  by the  Depositor  as of the close of  business  on the third  Business  Day next preceding the date upon which notice of any such  termination  is furnished to
Certificateholders  pursuant to the fourth  paragraph of this Article X), plus any Class Unpaid  Interest  Shortfall for any Class of Certificates as well as one  month's  interest at the related  Mortgage  Rate on the Stated  Principal
Balance of each  Mortgage  Loan  (including  any Mortgage Loan as to which REO
Property has been acquired) or (b) the final payment or other  liquidation (or any advance with respect  thereto) of the last Mortgage Loan  remaining in the
Trust Estate or the disposition of all REO Property.

            Regardless of the  foregoing,  in no event shall the Trust created hereby  continue  beyond the expiration of 21 years from the death of the last survivor of the  descendants of Joseph P. Kennedy,  the late ambassador of the
United States to the Court of St. James, living on the date hereof.

            The  right of the  Depositor  to  repurchase  all of the  Mortgage
Loans is conditioned  upon the Pool Stated  Principal  Balance as of the Final
Distribution  Date  being  less than 1% of the  Cut-off  Date  Pool  Principal
Balance.  If such right is exercised,  the Trustee shall,  promptly  following payment of the purchase  price,  release to the  Depositor or its designee the
Mortgage Files pertaining to the Mortgage Loans being purchased.

            Notice of any termination,  specifying the Final Distribution Date
(which  shall be a date that  would  otherwise  be a  Distribution  Date) upon which the  Certificateholders  may surrender their Certificates to the Trustee for payment of the final  distribution  and for  cancellation,  shall be given promptly by the Depositor (if  exercising  its right to purchase the assets of
the   Trust)  or  by  the   Trustee   (in  any   other   case)  by  letter  to
Certificateholders  mailed  not  earlier  than the 15th day and not later than the 20th day of the month next preceding the month of such final  distribution specifying  (1) the  Final  Distribution  Date upon which final payment of the
Certificates  will be made upon  presentation and surrender of Certificates at the office or agency of the Trustee therein designated,  (2) the amount of any such final payment and (3) that the Record Date  otherwise  applicable to such
Distribution   Date  is  not   applicable,   payments  being  made  only  upon
presentation  and surrender of the Certificates at the office or agency of the
Trustee  therein  specified.  If the  Depositor is obligated to give notice to
Certificateholders as aforesaid,  it shall give such notice to the Trustee and
the   Certificate   Registrar   at  the   time   such   notice   is  given  to
Certificateholders.  In the event such notice is given by the  Depositor,  the
Depositor  shall  deposit  in the  Certificate  Account on or before the Final
Distribution  Date in  immediately  available  funds  an  amount  equal to the amount  necessary  to make the amount,  if any, on deposit in the  Certificate
Account on the Final  Distribution  Date equal to the  purchase  price for the related  assets  of the  Trust  computed  as above  provided  together  with a statement  as to the amount to be  distributed  on each Class of  Certificates pursuant to the next succeeding paragraph.

                                       -92-

            Upon presentation and surrender of the  Certificates,  the Trustee shall cause to be  distributed  to  Certificateholders  of each Class,  in the order set forth in Section 5.02 hereof, on the Final  Distribution Date and in
proportion  to  their  respective  Percentage   Interests,   with  respect  to
Certificateholders  of the same Class, an amount equal to (I) as to each Class of  Certificates,  the Class  Certificate  Balance  thereof  plus (a)  accrued interest  thereon in the case of an interest  bearing  Certificate and (b) the
Class A-PO Deferred  Amount with respect to the Class A-PO  Certificates,  and
(II) as to the Class A-R and A-LR  Certificates,  the amounts,  if any,  which remain on deposit in the Upper-Tier  Certificate  Account and the  Certificate
Account,  respectively  (other than the amounts retained to meet claims) after application  pursuant to clause (I) above.  An amount shall be  distributed in respect of interest and principal to the Uncertificated  Lower-Tier  Interests in the same amounts as distributed to their Corresponding  Upper-Tier Class or
Classes.

            If  all  of  the   Certificateholders   do  not  surrender   their
Certificates  for  final  payment  and  cancellation  on or  before  the Final
Distribution  Date,  the  Trustee  shall on such  date  cause all funds in the
Certificate    Account   not    distributed   in   final    distribution    to
Certificateholders  to  continue  to be held  by the  Trustee  in an  Eligible
Account for the benefit of such  Certificateholders  and the  Depositor (if it exercised  its  right to  purchase  the  assets of the  Trust  Estate)  or the
Trustee  (in any  other  case)  shall  give a  second  written  notice  to the remaining  Certificateholders to surrender their Certificates for cancellation and receive the final  distribution  with respect thereto.  If within one year after the second notice all the  Certificates  shall not have been surrendered for  cancellation,  the Trustee may take appropriate  steps, or may appoint an agent to take appropriate  steps, to contact the remaining  Certificateholders concerning  surrender of their  Certificates,  and the cost  thereof  shall be paid out of the funds on deposit in such Eligible Account.

Section 10.02.    Additional Termination Requirements.

            (a)   If the Depositor  exercises its purchase  option as provided in  Section  10.01,  the Trust  shall be  terminated  in  accordance  with the following additional requirements,  unless the Trustee has received an Opinion of  Counsel  to the effect  that the  failure of the Trust to comply  with the requirements  of this Section  10.02 will not (i) result in the  imposition of taxes on "prohibited  transactions" of the Trust as defined in Section 860F of the Code,  or (ii) cause the Trust  Estate to fail to qualify as two  separate
REMICs at any time that any Certificates are outstanding:

(i)   within  90 days  prior to the Final  Distribution  Date set forth in the notice given by the  Depositor  under  Section 10.01,  the Trustee shall sell all of the assets of the Trust  Estate to the  Depositor  for cash;
      and

                                       -93-

(ii)  the notice  given by the  Depositor  or the Trustee  pursuant to Section
      10.01 shall provide that such notice  constitutes the adopting of a plan of  complete  liquidation  of the  Upper-Tier  REMIC and the  Lower-Tier
      REMIC as of the date of such notice  (or, if earlier,  the date on which such notice was mailed to  Certificateholders).  The Trustee  shall also specify  such date in the final tax return of the  Upper-Tier  REMIC and
      Lower-Tier REMIC.

            (b)   By  their  acceptance  of  the  Residual  Certificates,  the
Holders  thereof  hereby  agree to take such other action in  connection  with such  plan of  complete  liquidation  as may be  reasonably  requested  by the
Depositor.

                                   ARTICLE XI

                        COMPLIANCE WITH REGULATION AB

Section 11.01.    Intent of the Parties; Reasonableness.

            The Depositor,  the Trustee and the Servicer acknowledge and agree that  the  purpose  of this  Article  XI is to  facilitate  compliance  by the
Depositor  with  the  provisions  of  Regulation  AB  and  related  rules  and regulations of the  Commission.  The Depositor shall not exercise its right to request  delivery of information or other  performance  under these provisions other than in good faith,  or for purposes other than compliance with the 1933
Act, the 1934 Act and the rules and  regulations of the  Commission  under the
1933 Act and the 1934 Act.  Each of the Servicer and the Trustee  acknowledges that  interpretations  of the  requirements  of  Regulation AB may change over time,  whether due to interpretive  guidance provided by the Commission or its
staff,   consensus  among  participants  in  the  mortgage-backed   securities
markets,  advice of counsel, or otherwise,  and agrees to comply with requests made by the  Depositor in good faith for delivery of  information  under these provisions on the basis of evolving  interpretations  of  Regulation  AB. Each of the Servicer and the Trustee  shall  cooperate  fully with the Depositor to deliver to the Depositor  (including any of its assignees or  designees),  any and all  disclosure,  statements,  reports,  certifications,  records  and any other  information  necessary in the reasonable,  good faith  determination of the  Depositor  to permit  the  Depositor  to comply  with the  provisions  of
Regulation AB.

Section 11.02.    Additional Representations and Warranties of the Trustee.

            (a)   The Trustee  shall be deemed to represent and warrant to the
Depositor  as of the date  hereof  and on each  date on which  information  is provided  to the  Depositor  under  Article XI that,  except as  disclosed  in writing to the Depositor  prior to such date:  (i) it is not aware and has not received  notice that any default,  early  amortization  or other  performance triggering event has occurred as to any other  Securitization  Transaction due to any act or failure to act of the Trustee;  (ii) there are no aspects of its financial  condition  that  could  have  a  material  adverse  effect  on  the performance  by it of its  trustee  obligations  under this  Agreement  or any other  Securitization  Transaction as to which it is the trustee;  (iii) there are no  material  legal or  governmental  proceedings  pending (or known to be contemplated)  against it that would be material to  Certificateholders;  (iv)
there are no  relationships  or transactions  (as described in Item 1119(b) of
Regulation  AB) relating to the Trustee  with respect to the  Depositor or any sponsor, issuing entity, servicer, trustee,  originator,  significant obligor, enhancement or support provider or other material  transaction  party (as each of such  terms  are used in  Regulation  AB)  relating  to the  Securitization
Transaction  contemplated by this Agreement (each, a "Transaction Party") that are  outside the  ordinary  course of business or on terms other than would be obtained in an arm's length  transaction with an unrelated third party,  apart from the Securitization  Transaction,  and that are material to the investors'
understanding  of the  Certificates;  and (v) the Trustee is not an  affiliate
(as  contemplated by Item 1119(a) of Regulation AB) of any Transaction  Party.
The  Depositor  shall  notify the  Trustee of any change in the  identity of a
Transaction Party after the Closing Date.

                                       -94-

            (b)   If so requested by the  Depositor on any date  following the
Closing Date,  the Trustee  shall,  within five Business Days  following  such
request,   confirm  in  writing  the  accuracy  of  the   representations  and
warranties  set  forth  in  paragraph  (a) of this  Section  or,  if any  such
representation   and  warranty  is  not  accurate  as  of  the  date  of  such confirmation, provide the pertinent facts, in writing, to the Depositor.

Section 11.03.    Information to Be Provided by the Trustee.

            For so long  as the  Certificates  are  outstanding,  the  Trustee shall provide to the Depositor a written  description of (a) any litigation or governmental  proceedings  pending  against the Trustee that would be material
to   Certificateholders,   and  (b)  any  affiliations  or  relationships  (as
described in Item 1119 of  Regulation  AB) that develop  following the Closing
Date  between  the  Trustee  and  any  Transaction   Party.  Any  descriptions
required with respect to legal  proceedings,  as well as updates to previously provided  descriptions,  under this Section 11.03 shall be given no later than five  Business  Days prior to the  Determination  Date  following the month in which the relevant  event occurs,  and any notices and  descriptions  required with  respect  to  affiliations,  as well as updates  to  previously  provided descriptions,  under this  Section  11.03 shall be given no later than January
31 of the  calendar  year  following  the year in  which  the  relevant  event occurs.  As of the date  that  any  Form  10-D or Form  10-K  relating  to the
Certificates  is filed with the  Commission,  the  Trustee  shall be deemed to represent and warrant that any information  previously provided by the Trustee under this  Article XI is  materially  correct and does not have any  material omissions unless the Trustee has provided an update to such information.

Section 11.04.    Report on Assessment of Compliance and Attestation.

            On or before March 15 of each calendar year, the Trustee shall:

            (a)   deliver to the  Depositor  a report  (in form and  substance reasonably  satisfactory to the Depositor)  regarding the Trustee's assessment of compliance  with the applicable  Servicing  Criteria during the immediately preceding  calendar  year,  as required  under Rules  13a-18 and 15d-18 of the
1934 Act and Item 1122 of  Regulation  AB. Such  report  shall be signed by an authorized  officer of the Trustee,  and shall  address each of the  Servicing
Criteria specified on Exhibit O hereto; and

            (b)   deliver to the  Depositor  a report of a  registered  public accounting  firm  satisfying the  requirements  of Rule 2-01 of Regulation S-X under the 1933 Act and the 1934 Act that  attests  to,  and  reports  on,  the assessment  of compliance  made by the Trustee and  delivered  pursuant to the preceding  paragraph.  Such  attestation  shall be in  accordance  with  Rules
1-02(a)(3) and 2-02(g) of Regulation S-X under the 1933 Act and the 1934 Act.

                                       -95-

Section 11.05.    Indemnification Remedies.

            (a)   The Trustee shall  indemnify the  Depositor,  each affiliate of the  Depositor,  the Servicer and each  affiliate of the Servicer,  and the respective  present and former  directors,  officers,  employees and agents of each of the  foregoing,  and shall hold each of them harmless from and against any losses, damages,  penalties,  fines, forfeitures,  legal fees and expenses and related costs, judgments,  and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                  (i)(A)      any  untrue   statement   of  a  material   fact
contained   or  alleged  to  be   contained   in  any   information,   report,
certification,  accountants' attestation or other material provided under this
Article  XI by  or on  behalf  of  the  Trustee  (collectively,  the  "Trustee
Information"),  or (B) the  omission  or  alleged  omission  to  state  in the
Trustee  Information  a material  fact  required  to be stated in the  Trustee
Information  or  necessary  in order to make the  statements  therein,  in the light of the circumstances under which they were made, not misleading; or

                  (ii)  any   failure   by  the   Trustee   to   deliver   any
information,   report,   certification,   accountant's  attestation  or  other
material when and as required under this Article XI.

            (b)   In the  case of any  failure  of  performance  described  in clause (ii) of  Section 11.05(a),  the Trustee  shall  promptly  reimburse the
Depositor  for all costs  reasonably  incurred  by the  Depositor  in order to obtain the information,  report,  certification,  accountants'  attestation or other material not delivered as required by the Trustee.

                                  ARTICLE XII

                           MISCELLANEOUS PROVISIONS

Section 12.01.    Amendment.  This  Agreement may be amended from time to time by the Depositor,  the Servicer and the Trustee  without the consent of any of the Certificateholders,  (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions  herein or therein which may be inconsistent with any other  provisions of this  Agreement,  any amendment to this  Agreement or the related Prospectus  Supplement,  (iii) to modify,  eliminate or add to any of its  provisions  to such  extent  as shall be  necessary  to  maintain  the qualification  of the Upper-Tier  REMIC and the Lower-Tier  REMIC as REMICs at
all times that any  Certificates  are  outstanding or to avoid or minimize the risk of the  imposition  of any tax on the  REMIC  pursuant  to the Code  that would be a claim against the Trust  Estate,  provided that (a) the Trustee has received an Opinion of Counsel to the effect that such action is  necessary or desirable to maintain such  qualification  or to avoid or minimize the risk of the  imposition of any such tax and (b) such action shall not, as evidenced by such  Opinion  of  Counsel,  adversely  affect  in any  material  respect  the interests of any  Certificateholder,  (iv) to change the timing  and/or nature of deposits into the Certificate  Account  provided that (a) such change shall not, as evidenced by an Opinion of Counsel,  adversely  affect in any material respect the interests of any  Certificateholder  and (b) such change shall not adversely  affect  the  then-current  rating of the Senior  Certificates,  the
Class B-1   Certificates,   the   Class  B-2   Certificates,   the  Class  B-3
Certificates,  the Class B-4  Certificates  or the Class B-5  Certificates  as
evidenced  by a letter from each Rating  Agency  rating such  Certificates  to such effect,  (v) to reduce the  percentage of the Pool  Principal  Balance at which  the  Depositor  will  have the  option to  purchase  all the  remaining
Mortgage Loans in accordance with Section 10.01,  provided that such reduction is  considered  necessary  by the  Depositor,  as  evidenced  by an  Officer's
Certificate  delivered  to the  Trustee,  to  preserve  the  treatment  of the transfer of the Mortgage  Loans to the Depositor by the Seller or to the Trust
by the Depositor as sale for accounting  purposes,  and (vi) to make any other provisions  with respect to matters or questions  arising under this Agreement which  shall  not be  materially  inconsistent  with  the  provisions  of this
Agreement,  provided that such action shall not, as evidenced by an Opinion of
Counsel,  adversely  affect  in any  material  respect  the  interests  of any
Certificateholder,  provided  that  the  amendment  shall  not  be  deemed  to
adversely   affect   in   any   material   respect   the   interests   of  the
Certificateholders  and no Opinion of Counsel to that effect shall be required if the Person  requesting  the  amendment  obtains a letter  from each  Rating
Agency  stating  that the  amendment  would not result in the  downgrading  or withdrawal of the respective ratings then assigned to the Certificates.

                                       -96-

            This  Agreement  may  also  be  amended  from  time to time by the
Depositor,  the Servicer  and the Trustee,  with the consent of the Holders of
Certificates  of  each  Class  of  Certificates  which  is  affected  by  such amendment,  evidencing,  as to each  such  Class of  Certificates,  Percentage
Interests  aggregating  not less than  66-2/3%,  for the purpose of adding any provisions to or changing in any manner or  eliminating  any of the provisions of this  Agreement  or of modifying in any manner the rights of the Holders of such Certificates;  provided, however, that no such amendment shall (A) reduce in any manner the amount of, or delay the timing of,  collections  of payments on  Mortgage  Loans or  distributions  which  are  required  to be made on any
Certificate  without  the  consent  of the Holder of such  Certificate  or (B)
reduce the  aforesaid  percentage  required to consent to any such  amendment, without the consent of the Holders of all Certificates then Outstanding.

            Prior to the  solicitation  of  consent of  Certificateholders  in connection  with any such  amendment,  the party seeking such amendment  shall furnish the Trustee with an Opinion of Counsel  stating whether such amendment would  adversely  affect  the  qualification  of the  Upper-Tier  REMIC or the
Lower-Tier  REMIC as REMICs and  notice of the  conclusion  expressed  in such
Opinion  of  Counsel  shall  be  included  with  any  such  solicitation.   An
amendment  made with the  consent of all  Certificateholders  and  executed in accordance  with this Section  12.01 shall be permitted or  authorized by this
Agreement  notwithstanding that such Opinion of Counsel may conclude that such amendment would adversely affect the  qualification of the Upper-Tier REMIC or the Lower-Tier REMIC as REMICs.

            Promptly  after the execution of any such amendment or consent the
Trustee shall furnish  written  notification  of the substance of or a copy of such amendment to each Certificateholder and to each Rating Agency.

                                       -97-

            It shall not be  necessary  for the consent of  Certificateholders under  this  Section 12.01  to approve  the  particular  form of any  proposed amendment,  but it shall be  sufficient  if such  consent  shall  approve  the substance  thereof.  The manner of obtaining  such  consents and of evidencing the  authorization  of the execution  thereof by  Certificateholders  shall be subject to such reasonable requirements as the Trustee may prescribe.

Section 12.02.    Recordation  of  Agreement.  This  Agreement  is  subject to recordation in all  appropriate  public  offices for real property  records in all the counties or other comparable  jurisdictions in which any or all of the
properties   subject  to  the  Mortgages  are  situated,   and  in  any  other
appropriate  public  recording  office or elsewhere,  such  recordation  to be effected by the Servicer  and at its expense on direction by the Trustee,  who will act at the direction of Holders of Certificates  evidencing not less than
50% of all Voting Rights,  but only upon direction of the Trustee  accompanied by an Opinion of Counsel to the effect that such  recordation  materially  and beneficially affects the interests of Certificateholders.

            For the purpose of facilitating  the recordation of this Agreement as herein  provided and for other  purposes,  this  Agreement  may be executed simultaneously  in any  number  of  counterparts,  each of which  counterparts shall be deemed to be an original,  and such counterparts shall constitute but one and the same instrument.

Section 12.03.    Limitation  on  Rights of  Certificateholders.  The death or incapacity  of any  Certificateholder  shall not  operate  to  terminate  this
Agreement   or  the  Trust,   nor  entitle  such   Certificateholder's   legal
representatives  or  heirs to claim an  accounting  or to take any  action  or commence  any  proceeding  in any court for a  partition  or winding up of the
Trust,  nor otherwise  affect the rights,  obligations  and liabilities of the parties hereto or any of them.

            No  Certificateholder  shall  have any  right to vote  (except  as provided  herein)  or in  any  manner  otherwise  control  the  operation  and management of the Trust, or the  obligations of the parties hereto,  nor shall anything herein set forth, or contained in the terms of the  Certificates,  be construed  so as to  constitute  the  Certificateholders  from time to time as partners  or members of an  association;  nor shall any  Certificateholder  be under any  liability  to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

            No  Certificateholder  shall  have  any  right  by  virtue  or  by availing  itself of any  provisions  of this  Agreement to institute any suit, action or  proceeding  in equity  or at law upon or under or with  respect  to this Agreement,  unless such Holder previously shall have given to the Trustee a written  notice of  default  and of the  continuance  thereof,  as  provided herein,  and unless also the  Holders of  Certificates  evidencing  Percentage
Interests  aggregating  not  less  than  25% of  each  Class  of  Certificates affected  thereby  shall  have  made  written  request  upon  the  Trustee  to institute  such  action,  suit  or  proceeding  in its  own  name  as  Trustee hereunder and shall have offered to the Trustee such  reasonable  indemnity as it may require  against the costs,  expenses  and  liabilities  to be incurred therein or  thereby,  and the  Trustee,  for 60 days after its receipt of such notice,  request and offer of  indemnity,  shall have  neglected or refused to institute  any  such  action,  suit or  proceeding;  it being  understood  and intended,  and being expressly covenanted by each Certificateholder with every other  Certificateholder  and the  Trustee,  that no one or  more  Holders  of
Certificates  shall  have any  right in any  manner  whatever  by virtue or by availing  itself or themselves of any  provisions of this Agreement to affect, disturb  or  prejudice  the  rights  of  the  Holders  of  any  other  of  the
Certificates,  or to obtain or seek to obtain  priority  over or preference to any other such Holder,  or to enforce any right under this  Agreement,  except in the manner herein  provided and for the equal,  ratable and common  benefit
of  all  Certificateholders.   For  the  protection  and  enforcement  of  the
provisions of this Section  12.03,  each and every  Certificateholder  and the
Trustee  shall be entitled to such relief as can be given  either at law or in equity.

                                       -98-

Section 12.04.    Governing  Law.  THIS   AGREEMENT   SHALL  BE  CONSTRUED  IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT  APPLICATION OF THE
CONFLICTS  OF  LAWS  PROVISIONS  THEREOF,  AND  THE  OBLIGATIONS,  RIGHTS  AND
REMEDIES OF THE PARTIES  HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH
LAWS.

Section 12.05.    Notices.  All demands,  notices,  instructions,  directions, requests and  communications  required to be delivered  hereunder  shall be in writing  and shall be deemed to have been duly given if  personally  delivered at or mailed by certified mail, return receipt requested,  (provided, however, that notices to the Trustee may be delivered by facsimile  and shall be deemed effective  upon  receipt  ) to (a)  in the  case  of the  Depositor,  Wachovia
Mortgage  Loan  Trust,  LLC,  [address],  Attention:  , (b) in the case of the
Servicer,  [address],  Attention:       ,  (c) in  the  case  of the  Trustee,
[address],  Attention:      , (d) in the case of      , [address],  Attn     ,
and (e) in the case of      ,  [address],  Attn:       , or, as to each party,
at such  other  address  as shall be  designated  by such  party in a  written notice to each other party.  Any notice  required or permitted to be mailed to a  Certificateholder  shall be given by first class mail, postage prepaid,  at the address of such Holder as shown in the  Certificate  Register.  Any notice so mailed within the time  prescribed in this Agreement  shall be conclusively presumed  to have  been  duly  given,  whether  or not  the  Certificateholder receives such notice.

Section 12.06.    Severability  of  Provisions.  If  any  one or  more  of the covenants, agreements,  provisions or terms of this Agreement shall be for any reason whatsoever held invalid,  then such covenants,  agreements,  provisions or terms shall be deemed severable from the remaining  covenants,  agreements, provisions or terms of this  Agreement and shall in no way affect the validity or  enforceability  of  the  other  provisions  of  this  Agreement  or of the
Certificates or the rights of the Holders thereof.

Section 12.07.    Certificates   Nonassessable  and  Fully  Paid.  It  is  the
intention  of the  Trustee  that  Certificateholders  shall not be  personally liable for  obligations  of the Trust Estate,  that the  beneficial  ownership interests  represented  by the  Certificates  shall be  nonassessable  for any losses or expenses of the Trust Estate or for any reason whatsoever,  and that
Certificates  upon  execution,  countersignature  and delivery  thereof by the
Trustee pursuant to Section 6.01 are and shall be deemed fully paid.

Section 12.08.    Access  to  List  of  Certificateholders.   The  Certificate
Registrar  will furnish or cause to be  furnished  to the  Trustee,  within 15 days after the  receipt of a request by the  Trustee in  writing,  a list,  in such form as the Trustee may  reasonably  require,  of the names and addresses of the  Certificateholders  as of the most  recent  Record Date for payment of distributions to Certificateholders.

                                       -99-

            If  three  or more  Certificateholders  apply  in  writing  to the
Trustee,   and  such  application   states  that  the  applicants   desire  to
communicate with other  Certificateholders  with respect to their rights under this Agreement or under the  Certificates  and is accompanied by a copy of the communication  which such  applicants  propose to  transmit,  then the Trustee shall,  within  five  Business  Days after the  receipt  of such  application, afford such applicants  access during normal business hours to the most recent list  of  Certificateholders  held by the  Trustee.  If such a list is as of a date  more  than 90 days  prior to the  date of  receipt  of such  applicants'
request,  the Trustee shall promptly request from the Certificate  Registrar a current list as provided  above,  and shall afford such  applicants  access to such list promptly upon receipt.

            Every  Certificateholder,  by  receiving  and  holding  such list, agrees  with the  Certificate  Registrar  and the  Trustee  that  neither  the
Certificate  Registrar nor the Trustee shall be held  accountable by reason of the  disclosure of any such  information  as to the names and addresses of the
Certificateholders  hereunder,  regardless  of  the  source  from  which  such information was derived.

Section 12.09.    Recharacterization.  The  parties to this  Agreement  intend the conveyance by the Depositor to the Trustee of all of its right,  title and interest  in  and  to  the  Mortgage  Loans  pursuant  to  this  Agreement  to
constitute  a  purchase  and  sale  and  not  a  loan.   Notwithstanding   the
foregoing,  to the extent that such  conveyance  is held not to  constitute  a
sale  under   applicable  law,  it  is  intended  that  this  Agreement  shall constitute a security  agreement  under  applicable law and that the Depositor shall be deemed to have  granted  to the  Trustee  a first  priority  security interest in all of the  Depositor's  right,  title and  interest in and to the
Mortgage Loans.

                                       -100-

            IN WITNESS  WHEREOF,  the Depositor,  the Servicer and the Trustee
have caused this  Agreement to be duly executed by their  respective  officers thereunto duly authorized to be hereunto  affixed,  all as of the day and year first above written.

                                         WACHOVIA MORTGAGE LOAN TRUST, LLC,
                                            as Depositor

                                         By:_______________________________
                                             Name:
                                             Title:

                                         [     ],
                                               as Servicer

                                         By:_______________________________
                                             Name:
                                             Title:

                                         [     ],
                                               as Trustee

                                         By:_______________________________
                                             Name:
                                             Title:

STATE OF                           )
                                   )  ss:
COUNTY OF                          )
                                   )
            On the    th day of      ,  200 ,  before  me, a notary  public in
and for the State of      ,  personally appeared      , known to me who, being
by me duly sworn,  did depose and say that s/he is a       of      ,  a      ,
one of the parties  that  executed  the  foregoing  instrument;  and that s/he signed  his/her  name  thereto  by order of the  Board  of  Directors  of such corporation.

                                                 _____________________________

                                                      Notary Public

[Notarial Seal]

My commission expires ___________.

STATE OF                           )
                                   )  ss:
COUNTY OF                          )

            On the   th day of      ,  200_, before me, a notary public in and
for the State of      ,  personally  appeared      , known to me who, being by
me duly sworn, did depose and say that s/he is a ________________  of      , a
     ,  one of the parties that  executed the foregoing  instrument;  and that
s/he signed  his/her  name  thereto by order of the Board of Directors of such corporation.

                                                ______________________________
                                                      Notary Public

[Notarial Seal]

My commission expires ___________.

STATE OF                           )
                                   )  ss:
COUNTY OF                          )

            On the   th day of      ,  200_, before me, a notary public in and
for the State of      ,  personally  appeared      , known to me who, being by
me duly sworn, did depose and say that s/he is the       of Wachovia  Mortgage
Loan Trust, LLC, a Delaware  statutory trust, one of the parties that executed the  foregoing  instrument;  and that she signed her name  thereto by order of the Board of Directors of such limited liability company.

                                                ______________________________
                                                      Notary Public

[Notarial Seal]

My commission expires ___________.